SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

Pre-Effective Amendment No.                                                [ ]

Post-Effective Amendment No.         31        (File No. 2-97636)          [X]
                                 ---------

                                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

Amendment No.        32        (File No. 811-4299)                         [X]
                  ---------


                           IDS LIFE SERIES FUND, INC.
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            70100 AXP Financial Center, Minneapolis, Minnesota 55474
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                                 (612) 671-3678
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     Mary Ellyn Minenko - 50607 AXP Financial Center, Minneapolis, MN 55474
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Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
   [ ] immediately upon filing pursuant to paragraph (b)
   [X] on June 27, 2003 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph  (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

IDS Life Series Fund, Inc.

PROSPECTUS
JUNE 27, 2003

Equity Portfolio
Equity Income Portfolio
Government Securities Portfolio
Income Portfolio
International Equity Portfolio
Managed Portfolio
Money Market Portfolio

Please note that each Fund:

o    is not a bank deposit

o    is not federally insured

o    is not endorsed by any bank or government agency

o    is not guaranteed to achieve its goals

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The securities offered by IDS Life Series Fund, Inc. are not deposits or obligations of, or guaranteed by, any bank or an affiliate of any bank, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), or any other agency of the United States, or any bank or an affiliate of any bank; and are subject to investment risks including possible loss of value.


Managed by: IDS Life Insurance Company


(logo)
AMERICAN
 EXPRESS

Table of Contents

The Funds                                                            3p

Equity Portfolio                                                     3p
Goal                                                                 3p
Principal Investment Strategies                                      3p
Principal Risks                                                      4p
Past Performance                                                     4p
Management                                                           5p
Other Securities and Investment Strategies                           5p

Equity Income Portfolio                                              6p
Goal                                                                 6p
Principal Investment Strategies                                      6p
Principal Risks                                                      7p
Past Performance                                                     7p
Management                                                           8p
Other Securities and Investment Strategies                           8p


Government Securities Portfolio                                      9p
Goal                                                                 9p
Principal Investment Strategies                                      9p
Principal Risks                                                      9p
Past Performance                                                    10p
Management                                                          11p
Other Securities and Investment Strategies                          11p

Income Portfolio                                                    12p
Goal                                                                12p
Principal Investment Strategies                                     12p
Principal Risks                                                     12p
Past Performance                                                    13p
Management                                                          14p
Other Securities and Investment Strategies                          14p

International Equity Portfolio                                      15p
Goal                                                                15p
Principal Investment Strategies                                     15p
Principal Risks                                                     15p
Past Performance                                                    16p
Management                                                          17p
Other Securities and Investment Strategies                          17p

Managed Portfolio                                                   18p
Goal                                                                18p
Principal Investment Strategies                                     18p
Principal Risks                                                     18p
Past Performance                                                    19p
Management                                                          20p
Other Securities and Investment Strategies                          20p

Money Market Portfolio                                              21p
Goal                                                                21p
Principal Investment Strategies                                     21p
Principal Risks                                                     21p
Past Performance                                                    22p
Management                                                          22p

Fees and Expenses                                                   23p
Shareholder Fees                                                    23p
Annual Fund Operating Expenses                                      23p

Buying and Selling Shares                                           24p
Valuing Fund Shares                                                 24p
Purchasing Shares                                                   24p
Transferring/Selling Shares                                         24p

Distributions and Taxes                                             24p

Other Information                                                   25p

Financial Highlights                                                25p


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2p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

The Funds

References to "Fund" throughout the remainder of this prospectus refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio, Income Portfolio, International Equity Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable life insurance policy and allocating your premium payments to the variable subaccounts that invest in the Fund.

A Fund may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Each Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each Fund may differ significantly from any publicly-traded retail mutual fund.

Equity Portfolio

GOAL

The goal of the Fund is capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in U.S. common stocks and securities convertible into common stocks. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities.


In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment adviser*, chooses equity investments by:


o    Identifying companies with:

     o    effective management,

     o    financial strength,

     o    competitive market position, and

     o growth potential (these companies may be well-seasoned or relatively new and lesser-known as long as the investment adviser believes the stock is attractive for capital growth),

o    Anticipating market trends.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     o    The security is overvalued.

     o    The security has reached AEFC's price objective.

     o    The company has met AEFC's earnings and/or growth expectations.

     o Political, economic, or other events could affect the company's performance.

     o    AEFC  wishes  to  minimize   potential   losses  (i.e.,  in  a  market
          down-turn).

     o    AEFC wishes to lock-in profits.

     o    AEFC identifies a more attractive opportunity.


During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

* Each Fund pays IDS Life Insurance Company (IDS Life) a fee for managing its assets. IDS Life and AEFC have an Investment Advisory Agreement that calls for IDS Life to pay AEFC a fee for investment advice.


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3p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk

     Small and Medium Company Risk

     Style Risk

     Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small and Medium Company Risk

Investments in small and medium capitalization companies often involve greater risks than investments in larger, more established companies because small and medium capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Style Risk

AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.


(bar chart)

                          Equity Portfolio Performance
                            (based on calendar years)
100%

 80%                                                      +80.89%

 60%

 40%
                   +38.39%
 20%                        +19.91% +21.13%
     +13.36%                                +9.06%
  0%          +2.76%

-20%                                              -24.67%
                                                                 -31.49% -34.05%
-40%
       1993    1994  1995   1996     1997   1998   1999    2000   2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +62.34% (quarter ending December 1999) and the lowest return for a calendar quarter was -30.26% (quarter ending March 2001).

The Fund's year to date return as of March 31, 2003 was -1.82%.


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4p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)


                                         1 year     5 years    10 years
Equity Portfolio                        -34.05%      -7.66%      +4.63%
Russell MidCap(R) Growth Index          -27.41%      -1.82%      +6.71%
S&P 500 Index                           -22.10%      -0.59%      +9.34%
S&P MidCap 400 Index                    -14.51%      +6.41%     +11.96%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The returns do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.


Standard & Poor's 500 Composite Price Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.

Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT

Daniel J. Rivera, CFA, Co-Portfolio Manager

o    Managed the Fund's portfolio since 2002.

o    Joined AEFC in 2000.

o Prior to that, Growth Team Leader and Senior Portfolio Manager, BB&T Asset Management, from 1997 to 2000.

o    Began investment career in 1984.

o    MBA, University of North Carolina - Chapel Hill.

C. Steven Brennaman, Co-Portfolio Manager

o    Managed the Fund's portfolio since 2002.

o    Joined AEFC in 2000.

o Prior to that, Vice President and Senior Portfolio Manager, BB&T Asset Management, from 1995 to 2000.

o    Began investment career in 1995.

o    MS, Troy State University.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities and foreign securities. Additionally, the Fund may use derivative instruments such as option and futures contracts to produce incremental earnings, to hedge existing positions and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

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5p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Equity Income Portfolio

GOAL

The goals of the Fund are a high level of current income and, as a secondary goal, steady growth of capital. Because any investment involves risk, achieving these goals cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities.


In pursuit of the Fund's goal, AEFC, the Fund's investment adviser, chooses equity investments by:


o    Identifying companies with:

     o   dividend-paying stocks,

     o   effective management,

     o   financial strength, and

     o   moderate growth potential.

o    Determining specific industry weightings within the following sectors:

     o   Consumer cyclical                  o    Energy

     o   Consumer stable                    o    Technology

     o   Financial                          o    Industrial

o    Identifying stocks that are selling at low prices in relation to:

     o   current and projected earnings,

     o   current and projected dividends,

     o   current and projected cash flow and free cash flow,

     o   current and projected asset values, and

     o   historic price levels.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     o   The security is overvalued.

     o   The security has reached AEFC's price objective.

     o   The company has met AEFC's earnings and/or growth expectations.

     o The company or the security continues to meet the other standards described above.

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or commercial paper. Although the Fund primarily will invest in these securities to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

--------------------------------------------------------------------------------
6p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk

     Sector/Concentration Risk

     Style Risk

     Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Style Risk

The Fund's management strategy will influence performance significantly. Securities in which the Fund invests could fall out of favor with the market, causing the Fund to underperform funds that invest primarily in other types of securities. If the manager's stock selection strategy does not perform as expected, the Fund could underperform its peers.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year that the Fund has existed, and

o how the Fund's average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.


(bar chart)

                       Equity Income Portfolio Performance
                            (based on calendar years)
100%

 80%

 60%

 40%

 20%

  0%                                                        +0.37% +1.85%

-20%                                                                     -18.95%

-40%
       1993    1994    1995    1996    1997   1998   1999    2000    2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +9.98% (quarter ending December 2001) and the lowest return for a calendar quarter was -20.99% (quarter ending September 2002).

The Fund's year to date return as of March 31, 2003 was -6.32%.


--------------------------------------------------------------------------------
7p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)


                                                    1 year   Since inception
Equity Income Portfolio                             -18.95%     -5.79%(a)
S&P 500 Index                                       -22.10%    -17.06%(b)
Russell 1000(R) Value Index                         -15.52%     -4.50%(b)
Lipper Equity Income Funds Index                    -16.43%     -5.39%(b)


(a) Inception date was June 17, 1999.

(b) Measurement period started July 1, 1999.


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The returns do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.


For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.

Russell 1000 Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT

Warren Spitz, Senior Portfolio Manager

o    Managed the Fund's portfolio since 2000.

o    Joined AEFC in 2000.

o Prior to that, Portfolio Manager, Prudential Global Asset Management, from 1987 to 2000.

o    Began investment career in 1984.

o    MBA, University of Pennsylvania, Wharton School.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments such as money market securities, foreign securities, convertible securities and debt obligations (including bonds and commercial paper of any rating). Additionally, the Fund may use derivative instruments such as futures, options and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

--------------------------------------------------------------------------------
8p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Government Securities Portfolio

GOAL

The goal of the Fund is a high level of current income and safety of principal. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies.


In pursuit of the Fund's goal, AEFC, the Fund's investment adviser, chooses investments by:


o    Reviewing credit characteristics and the interest rate outlook.

o    Identifying and buying securities that:

     o    are high quality, or

     o have similar qualities, in AEFC's opinion, even though they are not rated or have been given a lower rating by a rating agency, and

     o    have short or intermediate-term maturities.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     o    The interest rate or economic outlook changes.

     o    The security is overvalued.

     o    AEFC wishes to lock-in profits.

     o    AEFC identifies a more attractive opportunity

     o The issuer or the security continues to meet the other standards described above.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS

Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk

     Correlation Risk

     Interest Rate Risk

     Call/Prepayment Risk

Market Risk

 The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Call/Prepayment Risk


The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.


--------------------------------------------------------------------------------
9p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to a recognized securities market index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

(bar chart)


                        Government Securities Portfolio Performance
                            (based on calendar years)
100%

 80%

 60%

 40%

 20%                  +18.02%
      +12.18%                         +8.60%   +8.39%     +12.09% +6.11% +10.03%
  0%                          +1.49%
              -4.89%                                 -1.97%
-20%

-40%
       1993    1994    1995    1996    1997   1998   1999    2000    2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +6.23% (quarter ending June 1995) and the lowest return for a calendar quarter was -4.14% (quarter ending March 1994).

The Fund's year to date return as of March 31, 2003 was +0.75%.

Average Annual Total Returns (as of Dec. 31, 2002)

                                                  1 year     5 years   10 years
Government Securities Portfolio                   +10.03%    +6.82%     +6.80%
Merrill Lynch U.S. Government Index               +11.30%    +7.73%     +7.54%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The returns do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.


For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Merrill Lynch U.S. Government Index, an unmanaged index, is made up of a representative list of all treasury and agency securities. The index is frequently used as a general measure of government bond performance. However, the securities used to create the index may not be representative of the debt securities held in the Fund.

--------------------------------------------------------------------------------
10p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

MANAGEMENT

The team that manages the Fund's portfolio is led by:

Scott Kirby, Portfolio Manager

o    Leader of the structured assets team.

o    Managed the Fund's portfolio since 2003.


o    Joined AEFC in 1979.


o    Began investment career in 1983.

o    MBA, University of Minnesota.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities and investment grade non-governmental debt obligations. Additionally, the Fund may use derivative instruments such as futures, options and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

--------------------------------------------------------------------------------
11p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Income Portfolio

GOAL

The goal of the Fund is to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund primarily will invest in debt securities. At least 50% of its net assets are invested in investment grade corporate bonds, certain unrated debt obligations that are believed to be of investment grade quality, and government securities (including asset-backed securities). Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower quality (junk) bonds. As a result, junk bonds may comprise a large percentage of the Fund's investments. The Fund will purchase bonds that are issued by U.S. and foreign companies. The Fund may invest up to 25% of its total assets in foreign investments.

In pursuit of the Fund's goal, AEFC, the Fund's investment adviser, chooses investments by:


o Considering opportunities and risks by reviewing credit characteristics and interest rate outlook.

o    Identifying and buying securities that:

     o    are medium and high quality,

     o have maturities that complement AEFC's expectations for long-term and short-term interest rates, and

     o are expected to outperform other market sectors on a risk-adjusted basis (i.e., after considering coupon, sinking fund provision, call protection, and quality).

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     o    The interest rate or economic outlook changes.

     o    The sector or industry is experiencing change.

     o    The security's rating is changed or is vulnerable to a change.

     o    The security is overvalued.

     o    AEFC identifies a more attractive opportunity.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS

Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk

     Interest Rate Risk


     Credit Risk

     Call/Prepayment Risk


Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.


Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.


--------------------------------------------------------------------------------
12p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to a recognized securities market index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

(bar chart)


                          Income Portfolio Performance
                            (based on calendar years)
100%

 80%

 60%

 40%
                      +21.04%
 20%
     +14.92%                 +3.50%   8.04%   +5.49%      +6.72%  +8.13%  +8.00%
  0%                                                +0.44%
              -4.38%
-20%

-40%
       1993    1994    1995    1996    1997   1998   1999    2000    2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +7.24% (quarter ending June 1995) and the lowest return for a calendar quarter was -3.44% (quarter ending March 1994).

The Fund's year to date return as of March 31, 2003 was +1.87%.

Average Annual Total Returns (as of Dec. 31, 2002)

                                             1 year     5 years   10 years
Income Portfolio                              +8.00%    +5.72%     +6.98%
Lehman Brothers Aggregate Bond Index         +10.25%    +7.55%     +7.51%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The returns do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.


For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

--------------------------------------------------------------------------------
13p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

MANAGEMENT

The team that manages the Fund's portfolio is led by:

Tom Murphy, CFA, Portfolio Manager

o    Leader of the investment grade corporate bond sector team.

o    Managed the Fund's portfolio since 2003.

o    Joined AEFC in 2002.

o Prior to that, Managing Director and Portfolio Manager, BlackRock Financial Management, in 2002. Prior to that, various positions at Zurich Scudder from 1992 to 2002.

o    Began investment career in 1986.

o    MBA, University of Michigan.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, debt obligations (of any rating), and convertible securities. Additionally, the Fund may use derivative instruments such as futures, options and forward contracts to produce incremental earnings, to hedge existing positions and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

--------------------------------------------------------------------------------
14p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

International Equity Portfolio

GOAL

The goal of the Fund is capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities of foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities. The Fund invests primarily in securities of companies located outside of the U.S.

The percentage of the Fund's total assets invested in particular regions or industries will change according to their economic conditions, growth prospects and valuation.


In pursuit of the Fund's goal, AEFC, the Fund's investment adviser, chooses investments by:


o    Considering opportunities and risks within regions or countries,

o    Identifying sectors or companies with strong growth potential,

o Selecting stocks of companies that AEFC believes have the following fundamental strengths:

     o    financial strength,

     o    high demand for their products or services, and

     o    effective management.

o    Identifying securities with sufficient liquidity in trading volume.

AEFC decides how much to invest in various countries and local currencies, and then buys securities that offer the best opportunity for long-term growth.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     o    The security is overvalued.

     o    The security has reached AEFC's price objective.

     o The company or the security continues to meet the standards described above.

     o The region or country is undergoing political, economic, or other change.


AEFC closely monitors the Fund's exposure to foreign currency fluctuations.


During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities. Investments in U.S. issuers generally will constitute less than 20% of the Fund's total assets. If, however, investments in foreign securities appear to be relatively unattractive in AEFC's judgment, as a temporary defensive strategy, the Fund may invest any portion of its assets in securities of U.S. issuers appearing to offer opportunities for superior growth. Although the Fund will invest in these securities primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk

     Foreign/Emerging Markets Risk

     Style Risk

     Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

--------------------------------------------------------------------------------
15p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever an investor holds securities valued in local currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Style Risk

AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar that the Fund has existed, and

o how the Fund's average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

(bar chart)


                   International Equity Portfolio Performance
                            (based on calendar years)
100%

 80%

 60%

 40%                  +39.33%                        +37.04%
                              +23.85%
 20%                                           +21.52%
                                     +6.20%
  0%
                                                                         -17.63%
-20%                                                        -24.08%
                                                                   -27.90%
-40%
       1993    1994    1995    1996    1997     1998  1999    2000   2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +28.11% (quarter ending December 1999) and the lowest return for a calendar quarter was -20.55% (quarter ending September 2002).

The Fund's year to date return as of March 31, 2003 was -8.73%.


--------------------------------------------------------------------------------
16p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)


                                         1 year     5 years    Since inception
International Equity Portfolio           -17.63%    -5.57%        +3.78%(a)
MSCI EAFE Index                          -15.66%    -2.61%        +0.20%(b)
Lipper International Funds Index         -13.83%    -1.64%        +1.93%(b)


(a) Inception date was Oct. 28, 1994.

(b) Measurement period started Nov. 1, 1994.


This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The returns do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.


For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT

Mark Burgess, Co-Portfolio Manager

o    Chief   Investment   Officer   of   American   Express   Asset   Management
     International, Inc. (AEAMI).

o    Managed Fund's portfolio since 2002.

o    Joined AEFC in 2001.

o Prior to that, Global Chief Investment Officer for Colonial First State, from 1998 to 2000, and Chief Investment Officer for Australia and Asia for the Colonial Group (Australia) from 1995 to 1998.

o    Began investment career in 1985.

o    Bachelors Degree of Commerce - Honors Degree, Melbourne University.

Richard Falle, Co-Portfolio Manager

o    Managed the Fund's Portfolio since 2002.

o    Joined AEFC in 1997.

o    Began investment career in 1993.

o    BSc in economics - Bristol University

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, preferred stocks, convertible securities and debt securities of any rating. Additionally, the Fund may use derivative instruments to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

--------------------------------------------------------------------------------
17p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Managed Portfolio

GOAL

The goal of the Fund is to maximize total investment return through a combination of capital appreciation and current income. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets primarily are invested in a combination of equity and debt securities. It will invest in a combination of common and preferred stocks, convertible securities, debt securities, and money market instruments. Its investments will be continuously adjusted subject to the following three net asset limits: (1) up to 75% in equity securities, (2) up to 75% in bonds or other debt securities, and (3) up to 100% in money market instruments. Of the assets invested in bonds, at least 50% will be in investment grade corporate bonds (or in other bonds that the investment manager believes have the same investment qualities) and in government bonds. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower quality (junk) bonds. As a result, junk bonds may comprise a large percentage of the Fund's investments. Foreign investments will not exceed 25% of the Fund's total assets.

In pursuit of the Fund's goal, AEFC, the Fund's investment adviser, chooses equity investments by:


o    Identifying companies with:

     o   effective management,

     o   financial strength,

     o   competitive market position, and

     o growth potential (these companies may be well-seasoned or relatively new and lesser-known as long as the investment advisor believes the stock is attractive for capital growth),

o    Anticipating market trends.

AEFC chooses debt obligations by:

o    Considering opportunities and risks by credit rating and currency.

o    Focusing on investment-grade U.S. and foreign bonds.

o    Focusing on bonds that contribute to portfolio diversification.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     o   The security is overvalued.

     o   The security has reached AEFC's price objective.

     o The company or the security continues to meet the standards described above.

During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS

Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk

     Interest Rate Risk

     Credit Risk


     Issuer Risk

     Call/Prepayment Risk


Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Credit Risk


The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.


--------------------------------------------------------------------------------
18p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.


PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized securities market indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

(bar chart)


                          Managed Portfolio Performance
                            (based on calendar years)
100%

 80%

 60%

 40%
                                                     +24.62%
 20%  +19.87%         +19.04%        +17.91%
                              +14.52%       +14.43%
  0%          +0.66%
                                                           -13.89%
-20%                                                              -19.30%
                                                                         -23.45%
-40%
       1993    1994    1995    1996   1997   1998     1999   2000   2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +18.58% (quarter ending December 1999) and the lowest return for a calendar quarter was -21.30% (quarter ending March 2001).

The Fund's year to date return as of March 31, 2003 was -4.16%.


Average Annual Total Returns (as of Dec. 31, 2002)


                                       1 year      5 years    10 years
Managed Portfolio                      -23.45%     -5.38%      +3.94%
S&P 500 Index                          -22.10%     -0.59%      +9.34%
Lipper Balanced Funds Index            -10.69%     +2.10%      +7.53%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same period. The returns do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.


For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Balanced Funds Index, published by Lipper, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

--------------------------------------------------------------------------------
19p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

MANAGEMENT

The team that manages the fixed income portion of the Fund's portfolio is led by:

Tom Murphy, CFA, Portfolio Manager

o    Leader of the investment grade corporate bond sector team.

o    Managed the Fund's portfolio since 2003.

o    Joined AEFC in 2002.

o Prior to that, Managing Director and Portfolio Manager, BlackRock Financial Management, in 2002. Prior to that, various positions at Zurich Scudder from 1992 to 2002.

o    Began investment career in 1986.

o    MBA, University of Michigan.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

Warren Spitz, Senior Portfolio Manager

o    Managed the Fund's portfolio since 2000.

o    Joined AEFC in 2000.

o Prior to that, Portfolio Manager, Prudential Global Asset Management, from 1987 to 2000.

o    Began investment career in 1984.

o    MBA, University of Pennsylvania, Wharton School.

OTHER SECURITIES AND INVESTMENT STRATEGIES

There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but they are not principal investment strategies. The Fund may utilize derivative instruments (such as futures, options and forward contracts) to produce incremental earnings, to hedge existing positions, and to increase flexibility. The Fund also may invest in other instruments, such as money market securities, preferred stock, debt obligations (including bonds of any rating) and convertible securities.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.


--------------------------------------------------------------------------------
20p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Money Market Portfolio

GOAL

The goal of the Fund is to provide maximum current income consistent with liquidity and conservation of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the SEC for money market funds. For example, the
Fund:

o    Limits its average portfolio maturity to ninety days or less.

o    Buys obligations with remaining maturities of 397 days or less.

o Buys only obligations that are denominated in U.S. dollars and present minimal credit risk.


In pursuit of the Fund's goal, AEFC, the Fund's investment adviser, chooses investments by:


o Considering opportunities and risks given current interest rates and anticipated interest rates.

o Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     o The issuer's credit rating declines or AEFC expects a decline (the Fund, in certain cases, may continue to own securities that are down-graded until AEFC believes it is advantageous to sell).

     o Political, economic, or other events could affect the issuer's performance.

     o    AEFC identifies a more attractive opportunity.

     o The issuer or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any investment you may lose money. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will vary from day-to-day. Principal risks associated with an investment in the Fund include:

     Credit Risk

     Interest Rate Risk

     Market Risk

     Sector/Concentration Risk

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note).

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk). For example, if the Fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.


--------------------------------------------------------------------------------
21p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

(bar chart)


                       Money Market Portfolio Performance
                            (based on calendar years)
100%

 80%

 60%

 40%

 20%
     +2.66%  +3.62%  +5.22% +4.94%  +5.09%  +5.08% +4.72%  +6.00%  +3.88% +1.30%
  0%

-20%

-40%
      1993   1994    1995    1996   1997     1998   1999    2000    2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +1.55% (quarter ending September 2000) and the lowest return for a calendar quarter was +0.28% (quarter ending December 2002).

The Fund's year to date return as of March 31, 2003 was +0.19%.


Average Annual Total Returns (as of Dec. 31, 2002)


                                 1 year     5 years   10 years
Money Market Portfolio            +1.30%     +4.18%     +4.24%

This table shows total returns from a hypothetical investment in the Fund. The returns do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.


For purposes of calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

MANAGEMENT

The team that manages the Fund's portfolio is led by:

Jerri Cohen, CFA, Portfolio Manager

o    Leader of the cash investment sector team.

o    Managed the Fund's portfolio since 2003.

o    Joined AEFC in 2002.

o Prior to that, Sector Leader/Portfolio Manager, Zurich Scudder Investments, from 2000 to 2002. Prior to that, Portfolio Manager, Zurich Scudder Investments, from 1992 to 2000.

o    Began investment career in 1981.

o    MBA, Northwestern University.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

--------------------------------------------------------------------------------
22p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Fees and Expenses

Fund investors pay various expenses. The summary below describes the fees and expenses that you would pay if you buy a variable life insurance policy and allocate your premium payments to the subaccount that invests in the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Because the Fund is the underlying investment vehicle for a variable life insurance policy, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your variable life insurance policy, including those that may be associated with surrender or withdrawal. Any charges that apply to the subaccount and your policy are described in the variable life insurance prospectus.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:


                                          Management        Other
Fund                                        fees(1)      expenses(2)    Total
Equity Portfolio                             0.70%          0.04%       0.74%
Equity Income Portfolio                      0.70%          1.13%       1.83%
Government Securities Portfolio              0.70%          0.17%       0.87%
Income Portfolio                             0.70%          0.07%       0.77%
International Equity Portfolio(3)            0.95%          0.10%       1.05%
Managed Portfolio                            0.70%          0.05%       0.75%
Money Market Portfolio                       0.50%          0.05%       0.55%

(1) The Fund pays IDS Life a fee for managing its assets. In turn, IDS Life pays a fee for investment advisory services.

(2) The Fund pays taxes, brokerage commissions and other nonadvisory expenses including administrative and accounting services. However, IDS Life has agreed to a voluntary limit of the annual charge to 0.10% of average daily net assets for these nonadvisory expenses. With this voluntary limit the net expenses would be 0.80% for Equity Income Portfolio and Government Securities Portfolio. IDS Life reserves the right to discontinue limiting these nonadvisory expenses to 0.10%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.

(3) AEFC pays American Express Asset Management International Inc. (AEAMI) a fee for sub-investment advisory services. AEAMI (50192 AXP Financial Center, Minneapolis, MN 55474) is a wholly-owned subsidiary of AEFC.


Example

This example is intended to show you the expenses you would pay if you invest $10,000 to a subaccount that invests in the Fund which earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:


Fund                                   1 year     3 years    5 years   10 years
Equity Portfolio                        $ 76       $237       $412     $  922
Equity Income Portfolio                  186        576        991      2,153
Government Securities Portfolio           89        278        483      1,077
Income Portfolio                          79        246        429        958
International Equity Portfolio           107        334        580      1,287
Managed Portfolio                         77        240        418        934
Money Market Portfolio                    56        176        308        692

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

This example does not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would increase expenses for all periods shown.


--------------------------------------------------------------------------------
23p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Buying and Selling Shares

VALUING FUND SHARES

The net asset value (NAV) is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Standard Time (CST), each business day (any day the New York Stock Exchange is open).

Money Market Portfolio's securities are valued at amortized cost. In valuing assets of all other Funds, the Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

PURCHASING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your variable life insurance prospectus.

TRANSFERRING/SELLING SHARES

There is no sales charge for the sale of Fund shares, but there may be charges associated with the surrender or withdrawal of your variable life insurance policy. Any charges that apply to the subaccount and your policy are described in your variable life insurance prospectus.

You may transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to the subaccounts. AEFC or an authorized agent will mail your payment within seven days after accepting your surrender or withdrawal request. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

Please refer to your variable life insurance prospectus for more information about transfers among subaccounts as well as surrenders and withdrawals.

Distributions and Taxes

The Fund distributes to shareholders (the variable subaccounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to the shareholders (the variable subaccounts) as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is either long-term or short-term depending on the length of time the Fund held the security. Realized capital gains or losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENT

Since the distributions are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts, life insurance companies and variable annuities or variable life insurance is discussed in your variable life insurance prospectus.

--------------------------------------------------------------------------------
24p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Other Information

The fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisors or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

INVESTMENT MANAGER


IDS Life is a wholly-owned subsidiary of AEFC located at 200 AXP Financial Center, Minneapolis, MN 55474. The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services. AEFC has been a provider of financial services since 1894. Total assets owned and managed as of the end of the most recent fiscal year were more than $205 billion.

AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

American Express Asset Management International Inc. (subadviser), a wholly-owned subsidiary of AEFC, subadvises the assets of International Equity Portfolio.


Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The returns do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown. This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

Equity Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                             2003              2002          2001         2000         1999
Net asset value, beginning of period                    $15.38            $23.37       $ 47.72       $27.80       $33.96
Income from investment operations:
Net investment income (loss)                               .01                --          (.06)        (.18)        (.06)
Net gains (losses) (both realized and unrealized)        (3.53)            (5.03)       (13.78)       20.10        (1.17)
Total from investment operations                         (3.52)            (5.03)       (13.84)       19.92        (1.23)
Less distributions:
Dividends from net investment income                      (.01)               --            --           --           --
Distributions from realized gains                           --             (2.91)       (10.51)          --        (4.93)
Tax return of capital                                     (.01)             (.05)           --           --           --
Total distributions                                       (.02)            (2.96)       (10.51)          --        (4.93)
Net asset value, end of period                          $11.84            $15.38       $ 23.37       $47.72       $27.80

Ratios/supplemental data
Net assets, end of period (in thousands)              $545,728          $790,561    $1,092,695   $1,714,508     $988,937
Ratio of expenses to average daily net assets(b)          .74%              .73%          .73%         .72%         .73%
Ratio of net investment income (loss)
    to average daily net assets                           .09%             (.02%)        (.18%)       (.46%)       (.26%)
Portfolio turnover rate
   (excluding short-term securities)                      250%              228%          136%         126%         130%
Total return(c)                                        (23.02%)          (23.68%)      (37.21%)      71.66%       (2.80%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.



--------------------------------------------------------------------------------
25p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Equity Income Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                             2003              2002          2001        2000(b)
Net asset value, beginning of period                    $10.03            $10.18        $ 9.54       $10.00
Income from investment operations:
Net investment income (loss)                               .16               .13           .11          .05
Net gains (losses) (both realized and unrealized)        (2.08)             (.15)          .64         (.46)
Total from investment operations                         (1.92)             (.02)          .75         (.41)
Less distributions:
Dividends from net investment income                      (.16)             (.12)         (.11)        (.05)
Distributions from realized gains                         (.01)             (.01)           --           --
Total distributions                                       (.17)             (.13)         (.11)        (.05)
Net asset value, end of period                          $ 7.94            $10.03        $10.18       $ 9.54

Ratios/supplemental data
Net assets, end of period (in thousands)                $7,211            $6,827        $3,945       $2,286
Ratio of expenses to average daily net assets(c),(d)      .80%              .80%          .80%         .81%(f)
Ratio of net investment income (loss)
    to average daily net assets                          2.05%             1.43%         1.15%        1.15%(f)
Portfolio turnover rate
   (excluding short-term securities)                       40%               39%          112%          20%
Total return(e)                                        (19.06%)            (.19%)        7.92%       (4.12%)(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 17, 1999 (commencement of operations) to April 30, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratios of expenses to average daily net assets would have been 1.83%, 1.44%, 1.90% and 3.91% for the periods ended 2003, 2002, 2001 and
     2000, respectively.

(e) Total return does not reflect the expenses that apply to the subaccounts or the policies.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

Government Securities Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                             2003              2002          2001         2000         1999
Net asset value, beginning of period                    $10.34            $10.18        $ 9.64       $10.13       $10.18
Income from investment operations:
Net investment income (loss)                               .42               .51           .55          .52          .53
Net gains (losses) (both realized and unrealized)          .50               .16           .54         (.44)         .04
Total from investment operations                           .92               .67          1.09          .08          .57
Less distributions:
Dividends from net investment income                      (.42)             (.51)         (.55)        (.53)        (.53)
Distributions from realized gains                           --                --            --         (.04)        (.09)
Total distributions                                       (.42)             (.51)         (.55)        (.57)        (.62)
Net asset value, end of period                          $10.84            $10.34        $10.18       $ 9.64       $10.13

Ratios/supplemental data
Net assets, end of period (in thousands)               $32,119           $22,822       $19,653      $18,491      $21,935
Ratio of expenses to average daily net assets(b)          .80%(c)           .80%(c)       .80%(c)      .81%         .80%(c)
Ratio of net investment income (loss)
    to average daily net assets                          3.89%             4.94%         5.53%        5.40%        5.19%
Portfolio turnover rate
   (excluding short-term securities)                       84%               39%           76%         123%          89%
Total return(d)                                          9.10%             6.63%        11.55%         .86%        5.73%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratios of expenses to average daily net assets would have been 0.87%, 0.83%, 0.81% and 0.87% for the years ended 2003, 2002, 2001 and
     1999, respectively.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.


--------------------------------------------------------------------------------
26p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Income Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                             2003              2002          2001         2000         1999
Net asset value, beginning of period                     $9.56             $9.47         $9.17        $9.89       $10.28
Income from investment operations:
Net investment income (loss)                               .47               .54           .64          .64          .67
Net gains (losses) (both realized and unrealized)          .35               .09           .25         (.67)        (.32)
Total from investment operations                           .82               .63           .89         (.03)         .35
Less distributions:
Dividends from net investment income                      (.47)             (.54)         (.59)        (.64)        (.67)
Distributions from realized gains                           --                --            --           --         (.07)
Excess distributions from net investment income             --                --            --         (.05)          --
Total distributions                                       (.47)             (.54)         (.59)        (.69)        (.74)
Net asset value, end of period                           $9.91             $9.56         $9.47        $9.17       $ 9.89

Ratios/supplemental data
Net assets, end of period (in thousands)              $100,710          $101,549      $103,685      $92,351      $97,578
Ratio of expenses to average daily net assets(b)          .77%              .77%          .75%         .74%         .75%
Ratio of net investment income (loss)
    to average daily net assets                          4.90%             5.63%         6.82%        6.71%        6.65%
Portfolio turnover rate
   (excluding short-term securities)                      223%               98%           83%          50%          22%
Total return(c)                                          8.65%             6.88%         9.94%        (.25%)       3.52%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

International Equity Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                             2003              2002          2001         2000         1999
Net asset value, beginning of period                    $10.97            $13.29        $21.82       $19.04       $18.33
Income from investment operations:
Net investment income (loss)                               .12               .06           .10          .13          .18
Net gains (losses) (both realized and unrealized)        (2.22)            (2.29)        (5.11)        3.13         1.32
Total from investment operations                         (2.10)            (2.23)        (5.01)        3.26         1.50
Less distributions:
Dividends from net investment income                      (.10)             (.09)         (.10)        (.12)        (.17)
Distributions from realized gains                           --                --         (3.42)        (.36)        (.62)
Total distributions                                       (.10)             (.09)        (3.52)        (.48)        (.79)
Net asset value, end of period                          $ 8.77            $10.97        $13.29       $21.82       $19.04

Ratios/supplemental data
Net assets, end of period (in thousands)              $158,630          $223,649      $299,920     $379,213     $283,001
Ratio of expenses to average daily net assets(b)         1.05%             1.02%         1.00%        1.02%        1.05%
Ratio of net investment income (loss)
    to average daily net assets                          1.25%              .57%          .59%         .60%        1.01%
Portfolio turnover rate
   (excluding short-term securities)                       91%              224%          209%         124%          67%
Total return(c)                                        (19.15%)          (16.83%)      (26.76%)      17.44%        8.27%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.


--------------------------------------------------------------------------------
27p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

Managed Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                             2003              2002          2001         2000         1999
Net asset value, beginning of period                    $13.73            $16.02        $23.56       $20.08       $19.81
Income from investment operations:
Net investment income (loss)                               .24               .22           .36          .40          .41
Net gains (losses) (both realized and unrealized)        (2.36)            (2.28)        (6.62)        3.69         1.49
Total from investment operations                         (2.12)            (2.06)        (6.26)        4.09         1.90
Less distributions:
Dividends from net investment income                      (.24)             (.23)         (.34)        (.40)        (.41)
Distributions from realized gains                           --                --          (.94)        (.21)       (1.22)
Total distributions                                       (.24)             (.23)        (1.28)        (.61)       (1.63)
Net asset value, end of period                          $11.37            $13.73        $16.02       $23.56       $20.08

Ratios/supplemental data
Net assets, end of period (in thousands)              $352,520          $474,576      $588,084     $826,549     $685,154
Ratio of expenses to average daily net assets(b)          .75%              .74%          .72%         .72%         .74%
Ratio of net investment income (loss)
    to average daily net assets                          2.06%             1.48%         1.73%        1.87%        2.23%
Portfolio turnover rate
   (excluding short-term securities)                      183%              100%           69%          63%          96%
Total return(c)                                        (15.46%)          (12.91%)      (27.93%)      20.79%       10.52%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

Money Market Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                             2003              2002          2001         2000         1999
Net asset value, beginning of period                     $1.00             $1.00         $1.00        $1.00        $1.00
Income from investment operations:
Net investment income (loss)                               .01               .03           .06          .05          .05
Less distributions:
Dividends from net investment income                      (.01)             (.03)         (.06)        (.05)        (.05)
Net asset value, end of period                           $1.00             $1.00         $1.00        $1.00        $1.00

Ratios/supplemental data
Net assets, end of period (in thousands)               $65,572           $69,429       $69,662      $57,143      $45,564
Ratio of expenses to average daily net assets(b)          .55%              .54%          .53%         .59%         .60%
Ratio of net investment income (loss)
    to average daily net assets                          1.07%             2.54%         5.74%        4.99%        4.72%
Total return(c)                                          1.08%             2.60%         5.89%        5.11%        4.84%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.


--------------------------------------------------------------------------------
28p   IDS LIFE SERIES FUND, INC. -- PROSPECTUS

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS(R)
--------------------------------------------------------------------------------

Additional information about the Fund and its investments is available in the Fund's SAI, annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during the last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, or to make inquiries about the Fund, contact IDS Life Series Fund, Inc.

IDS Life Series Fund, Inc.
70100 AXP Financial Center
Minneapolis, MN 55474
800-862-7919
TTY: 800-846-4852

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-4299

                                                              S-6191-99 U (6/03)

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                           IDS LIFE SERIES FUND, INC.

                                EQUITY PORTFOLIO

                             EQUITY INCOME PORTFOLIO

                         GOVERNMENT SECURITIES PORTFOLIO

                                INCOME PORTFOLIO

                         INTERNATIONAL EQUITY PORTFOLIO

                                MANAGED PORTFOLIO

                             MONEY MARKET PORTFOLIO

References to the "Fund" throughout the remainder of this Statement of Additional Information (SAI) refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio, Income Portfolio, International Equity Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.

                                  June 27, 2003

This SAI is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to IDS Life Series Fund, Inc., 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling (800)-862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents


Fundamental Investment Policies                                         p.  3

Investment Strategies and Types of Investments                          p.  7

Information Regarding Risks and Investment Strategies                   p. 10

Security Transactions                                                   p. 26

Brokerage Commissions Paid to Brokers Affiliated with IDS Life          p. 29

Performance Information                                                 p. 30

Valuing Fund Shares                                                     p. 32

Selling Shares                                                          p. 33

Capital Loss Carryover                                                  p. 33

Taxes                                                                   p. 33

Agreements                                                              p. 34

Organizational Information                                              p. 35

Board Members and Officers                                              p. 37

Compensation for Board Members                                          p. 38

Independent Auditors                                                    p. 38

Appendix: Description of Ratings                                        p. 39


--------------------------------------------------------------------------------
2   --   IDS LIFE SERIES FUND, INC.

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

Equity Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the Securities Act of 1933 (1933 Act) and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.


o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business. The Fund may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing or operating real estate projects, including real estate investment trusts (REITs).


o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate its investments in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o    Issue senior securities, except as permitted under the 1940 Act.

Equity Income Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the 1933 Act and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.


o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business. The Fund may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing or operating real estate projects, including REITs.


o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets.


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3   --   IDS LIFE SERIES FUND, INC.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.


o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o    Issue senior securities, except as permitted under the 1940 Act.

Government Securities Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business. The Fund may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing or operating real estate projects, including REITs.


o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%. The Fund has not borrowed in the past and has no present intention to borrow.

o    Issue senior securities, except as permitted under the 1940 Act.

Income Portfolio

o Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of Fund securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the 1933 Act and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.


o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business. The Fund may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing or operating real estate projects, including REITs.


o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

--------------------------------------------------------------------------------
4   --   IDS LIFE SERIES FUND, INC.

o Concentrate in any one industry. According to the present interpretation of the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o    Issue senior securities, except as permitted under the 1940 Act.

International Equity Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when its sells restricted securities.


o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business. The Fund may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing or operating real estate projects, including REITs.


o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o    Issue senior securities, except as permitted under the 1940 Act.

Managed Portfolio

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o    Purchase more than 10% of the outstanding voting securities of an issuer.


o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business. The Fund may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing or operating real estate projects, including REITs.


o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of this Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.


o Concentrate in any one industry. According to the present interpretation of the staff of the SEC this means up to 25% of the Fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.


o    Issue senior securities, except as permitted under the 1940 Act.

--------------------------------------------------------------------------------
5   --   IDS LIFE SERIES FUND, INC.

Money Market Portfolio

o Act as an underwriter (sell securities for others). However, under securities laws the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o    Buy or sell real estate, commodities, or commodity contracts.

o Make cash loans. However, it does make short-term investments which it may have an agreement with the seller to reacquire.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities.

o Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional Fund securities at any time borrowing for temporary purposes exceeds 5%.

o    Buy on margin or sell short.

o Invest in exploration or development programs, such as oil, gas or mineral programs.

o Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

o Invest more than 25% of the Fund's assets taken at market value in any particular industry, except there is no limitation with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.

o    Issue senior securities, except as permitted under the 1940 Act.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.


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6   --   IDS LIFE SERIES FUND, INC.

Investment Strategies and Types Of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It also lists certain percentage guidelines that are generally followed by the Fund's investment manager. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

                                                                              Allowable for the Fund?

                                                       Equity     Equity    Government   Income    International  Managed    Money
                                                      Portfolio   Income    Securities  Portfolio     Equity     Portfolio  Market
Investment strategies and types of investments:                  Portfolio   Portfolio               Portfolio             Portfolio
Agency and Government Securities                         yes        yes         yes        yes          yes         yes       yes
Borrowing                                                yes        yes         yes        yes          yes         yes       yes
Cash/Money Market Instruments                            yes        yes         yes        yes          yes         yes       yes
Collateralized Bond Obligations                          yes        yes         yes        yes          yes         yes       no
Commercial Paper                                         yes        yes         yes        yes          yes         yes       yes
Common Stock                                             yes        yes         yes        yes          yes         yes       no
Convertible Securities                                   yes        yes         yes        yes          yes         yes       no

Corporate Bonds                                          yes        yes         yes        yes          yes         yes       no

Debt Obligations                                         yes        yes         yes        yes          yes         yes       yes
Depositary Receipts                                      yes        yes         yes        yes          yes         yes       no
Derivative Instruments (including Options and Futures)   yes        yes         yes        yes          yes         yes       no
Foreign Currency Transactions                            yes        yes         yes        yes          yes         yes       no
Foreign Securities                                       yes        yes         yes        yes          yes         yes       yes
Funding Agreements                                       no         no          no         no           no          no        yes
High-Yield (High-Risk) Securities (Junk Bonds)           yes        yes         no         yes          no          yes       no
Illiquid and Restricted Securities                       yes        yes         yes        yes          yes         yes       yes
Indexed Securities                                       yes        yes         yes        yes          yes         yes       no
Inverse Floaters                                         no         no          yes        yes          no          yes       no
Investment Companies                                     yes        yes         yes        yes          yes         no        no
Lending of Portfolio Securities                          yes        yes         yes        yes          yes         yes       yes
Loan Participations                                      yes        yes         yes        yes          yes         yes       no

Mortgage- and Asset-Backed Securities                    yes        yes         yes        yes          yes         yes       no

Mortgage Dollar Rolls                                    no         no          yes        yes          no          yes       no
Municipal Obligations                                    yes        yes         yes        yes          yes         yes       no
Preferred Stock                                          yes        yes         yes        yes          yes         yes       no
Real Estate Investment Trusts                            yes        yes         yes        yes          yes         yes       no
Repurchase Agreements                                    yes        yes         yes        yes          yes         yes       yes
Reverse Repurchase Agreements                            yes        yes         yes        yes          yes         yes       no
Short Sales                                              no         no          no         no           no          no        no
Sovereign Debt                                           yes        yes         yes        yes          yes         yes       no
Structured Products                                      yes        yes         yes        yes          yes         yes       no
Swap Agreements                                          no         no          no         no           no          no        no
Variable- or Floating-Rate Securities                    yes        yes         yes        yes          yes         yes       yes
Warrants                                                 yes        yes         yes        yes          yes         yes       no
When-Issued Securities and Forward Commitments           yes        yes         yes        yes          yes         yes       yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities     yes        yes         yes        yes          yes         yes       no


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7   --   IDS LIFE SERIES FUND, INC.

The following are guidelines that may be changed by the board at any time:

Equity Portfolio

o Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o Neither foreign investments nor derivative instruments will exceed 25% of the Fund's total assets.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not buy on margin or sell short except the Fund may make margin payments in connection with transactions in stock index futures contracts.

o The Fund will not invest in securities of any investment company except in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission. The Fund does not intend to invest in such securities but may do so to the extent of not more than 5% of its total assets (taken at market or other current value).

Equity Income Portfolio

o Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o No more than 20% of the Fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Government Securities Portfolio

o Under normal market conditions, the Fund will invest at least 80% of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o    The Fund will not invest in a company to control or management it.

o The Fund will not buy on margin or sell short, except that it may enter into interest rate futures contracts.

o The Fund will not invest in securities of investment companies except by purchase in the open market where the dealer's or sponsor's profit is just the regular commission.

Income Portfolio

o Under normal market conditions, the Fund primarily invests in debt securities. At least 50% of its net assets are invested in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities and in both U.S. and foreign government bonds.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

--------------------------------------------------------------------------------
8   --   IDS LIFE SERIES FUND, INC.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o    The Fund will not invest in a company to control or management it.

o    The Fund will not buy on margin or sell short.

o The Fund will not invest in securities of any investment company except in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission. The Fund does not intent to invest in such securities but may do so to the extent up to 5% of its total assets (taken at market or other current value).

International Equity Portfolio

o Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies located outside of the U.S. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o The Fund will not invest more than 10% of its net assets, at market, in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not buy on margin or sell short, but the Fund may make margin payments in connection with transactions in stock index future contracts.

o Normally, investments in U.S. issuers will constitute less than 20% of the Fund's investments. However, as a temporary measure, the Fund may invest any portion of its assets in securities of U.S. issuers that appear to have greater potential for superior growth than foreign securities.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

Managed Portfolio

o The Fund invests in common and preferred stocks, convertible securities, derivative instruments, foreign securities and money market instruments. The portfolio manager continuously will adjust the mix of investments subject to the following three net asset limits: 1) up to 75% in equity securities (stocks), 2) up to 75% in bonds or other debt securities, and 3) up to 100% in money market instruments.

o Of the assets invested in bonds, at least 50% will be in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities, and in government bonds. For the other 50% invested in corporate bonds, there is no minimum rating requirement.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not buy on margin or sell short, but it may make margin payments in connection with transactions in futures contracts.

o The Fund will not invest in securities of investment companies except by purchases in the open market where the dealer's or sponsor's profit is just the regular commission.

Money Market Portfolio

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Invest in an investment company beyond 5% of its total assets taken at market and then only on the open market where the dealer's or sponsor's profit is just the regular commission. However, the Fund will not purchase or retain the securities of other open-end investment companies.

--------------------------------------------------------------------------------
9   --   IDS LIFE SERIES FUND, INC.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk.


Correlation Risk


The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Funding Agreements

The Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

--------------------------------------------------------------------------------
10   --   IDS LIFE SERIES FUND, INC.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).


Small and Medium Company Risk


Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

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Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

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Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

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In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

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The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

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Tax Treatment. As permitted under federal income tax laws and to the extent the
Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in derivatives may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

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Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

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The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.
The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

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The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

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The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

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Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

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Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

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Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

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Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a future date. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

--------------------------------------------------------------------------------
24   --   IDS LIFE SERIES FUND, INC.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

--------------------------------------------------------------------------------
25   --   IDS LIFE SERIES FUND, INC.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of security to be purchased declines prior the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.


Security Transactions


Subject to policies set by the board, IDS Life Insurance Company (IDS Life) is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. This description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, IDS Life has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. IDS Life intends to direct American Express Financial Corporation (AEFC) to execute trades and negotiate commissions on its behalf. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker. These services are covered by the Investment Advisory Agreement between IDS Life and AEFC. When AEFC acts on IDS Life's behalf for the Fund, it follows the guidelines stated below.

The Fund, AEFC and IDS Life each have a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

--------------------------------------------------------------------------------
26   --   IDS LIFE SERIES FUND, INC.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing IDS Life to do so to the extent authorized by law, if IDS Life determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or IDS Life's or AEFC's overall responsibilities with respect to the Fund and the other funds for which they act as investment managers.


Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.


When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, IDS Life must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits IDS Life to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits IDS Life, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits IDS Life, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. IDS Life has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but IDS Life believes it may obtain better overall execution. IDS Life has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by IDS Life and AEFC in providing advice to all the funds and accounts advised by IDS Life even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by IDS Life or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, IDS Life carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase or sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, IDS Life makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


For fiscal years noted below, each Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.


Fund                                                           Fiscal year 2003     Fiscal year 2002    Fiscal year 2001
Equity Portfolio                                                   $5,122,539          $3,915,560           $2,151,868
Equity Income Portfolio                                                10,881               7,007                6,932
Government Securities Portfolio                                            --                  --                   --
Income Portfolio                                                          269               4,304                1,449
International Equity Portfolio                                        671,795           1,992,911            2,636,720
Managed Portfolio                                                   1,446,174             396,889              321,781
Money Market Portfolio                                                     --                  --                   --


--------------------------------------------------------------------------------
27   --   IDS LIFE SERIES FUND, INC.

In fiscal year 2003, the following transactions and commissions were specifically directed to firms in exchange for research services:


Fund                                                             Transactions         Commissions
Equity Portfolio                                                  $32,918,441             $57,115
Equity Income Portfolio                                                35,609                 150
Government Securities Portfolio                                            --                  --
Income Portfolio                                                           --                  --
International Equity Portfolio                                             --                  --
Managed Portfolio                                                          --                  --
Money Market Portfolio                                                     --                  --


As of the end of the most recent fiscal year, each Fund held securities of its regular brokers or dealers of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                                                                     Value of securities
Fund                                Name of issuer                               owned at end of fiscal year
Equity Portfolio                    Legg Mason                                        $ 5,793,810
Equity Income Portfolio             Citigroup                                             254,025
                                    FleetBoston Financial                                  56,885
                                    J.P. Morgan Chase                                      35,836
                                    Lehman Brothers Holdings                              225,370
                                    Merrill Lynch                                          75,943
                                    Morgan Stanley                                         95,541
Income Portfolio                    Bank of America                                       511,991
                                    Bear Stearns Commercial Mtge Securities               415,445
                                    Citigroup                                           1,561,961
                                    Credit Suisse First Boston USA                        177,763
                                    LaBranche                                              43,800
                                    Lehman Brothers Holdings                               41,021
                                    Merrill Lynch                                         164,039
                                    Morgan Stanley                                        969,098
International Equity Portfolio      Morgan Stanley                                        599,083
Managed Portfolio                   Bear Stearns Commercial Mtge Securities               354,648
                                    Citigroup                                          11,068,854
                                    Credit Suisse First Boston USA                        144,432
                                    FleetBoston Financial                               2,864,160
                                    J.P. Morgan Chase                                   1,834,375
                                    LaBranche                                              27,375
                                    Lehman Brothers Holdings                            7,843,905
                                    Merrill Lynch                                       3,039,642
                                    Morgan Stanley                                      3,519,219
Money Market Portfolio              Credit Suisse First Boston USA                        798,516
                                    Fleet Funding                                         998,588
                                    Goldman Sachs Group                                   496,389
                                    Morgan Stanley                                      1,697,462

The Fund's portfolio turnover rate indicates changes in its portfolio of securities and will vary from year to year.


--------------------------------------------------------------------------------
28   --   IDS LIFE SERIES FUND, INC.

The Fund's portfolio turnover rate indicates changes in its portfolio of securities and will vary from year to year. Higher turnover rates may result in higher brokerage expenses. For Equity, Income and Managed Portfolios, the variation in turnover rates can be attributed to new portfolio managers who made extensive changes to the Fund's previous holdings.


The portfolio turnover rates for the two most recent fiscal years were as follows:


Fund                                       Fiscal year 2003    Fiscal year 2002
Equity Portfolio                                  250%             228%
Equity Income Portfolio                            40               39
Government Securities Portfolio                    84               39
Income Portfolio                                  223               98
International Equity Portfolio                     91              224
Managed Portfolio                                 183              100

Brokerage Commissions Paid to Brokers Affiliated  with IDS Life

Affiliates of American Express Company (of which IDS Life is a wholly-owned indirect subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. IDS Life will use an American Express affiliate only if (i) IDS Life determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage  commissions were paid to brokers  affiliated with IDS Life for the
three  most  recent  fiscal  years  for   Government   Securities,   Income  and
International Equity Portfolios.

Information about brokerage commissions paid by each Fund for the last three fiscal years to brokers affiliated with IDS Life is contained in the following table:

As of the end of fiscal year                                               2003                         2002            2001
                                                                                     Percent of
                                                                                  aggregate dollar
                                                                                      amount of
                                                       Aggregate dollar Percent of  transactions  Aggregate dollar  Aggregate dollar
                                                           amount of     aggregate    involving       amount of         amount of
                                            Nature of     commissions    brokerage   payment of      commissions       commissions
Fund                    Broker             affiliation  paid to broker  commissions  commissions   paid to broker    paid to broker
Equity Portfolio        American Enterprise      *           $79,748        1.56%        2.06%          $3,120             $435
                        Investment Services
                        Inc.
Equity Income Portfolio American Enterprise                    469          4.31         5.14              0                 8
                        Investment Services
                        Inc.
Managed Portfolio       American Enterprise                   8,160         0.56         0.53              0                600
                        Investment Services
                        Inc.


* Represents brokerage clearing fees.

--------------------------------------------------------------------------------
29   --   IDS LIFE SERIES FUND, INC.

Performance Information


The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

The Fund's average annual total returns for the one-, five-, and ten-year periods, or since inception, as applicable, ended April 30, 2003, are set forth below:

Fund                                               1 year             5 years              10 years           Since inception
Equity Portfolio                                  -23.02%               -9.22%              +5.90%                  N/A
Equity Income Portfolio                           -19.06%                N/A                  N/A                 -4.54%(a)
Government Securities Portfolio                    +9.10%               +6.71%              +6.28%                  N/A
Income Portfolio                                   +8.65%               +5.70%              +6.51%                  N/A
International Equity Portfolio                    -19.15%               -8.95%                N/A                 +3.49%(b)
Managed Portfolio                                 -15.46%               -6.66%              +3.96%                  N/A
Money Market Portfolio                             +1.08%               +3.89%              +4.17%                  N/A

(a) Inception date was June 17, 1999.

(b) Inception date was Oct. 28, 1994.

For purposes of this calculation, information about each Fund assumes the deduction of applicable portfolio expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains. The returns do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.


AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:             P = a hypothetical initial payment of $1,000

                   T = average annual total return

                   n = number of years

                 ERV = ending redeemable value of a hypothetical $1,000
                       payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                  -------------
                                        P

where:             P = a hypothetical initial payment of $1,000

                 ERV = ending redeemable value of a hypothetical $1,000
                       payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

ANNUALIZED YIELD
Government Securities and Income Portfolios - The Fund may calculate an annualized yield by dividing the net investment income per share deemed earned during a 30-day period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                 YIELD = 2[( a - b + 1)(to the power of 6) - 1]
                            -------
                              cd

where:           a = dividends and interest earned during the period

                 b = expenses accrued for the period (net of reimbursements)

                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                 d = the maximum offering price per share on the last day of the period

--------------------------------------------------------------------------------
30   --   IDS LIFE SERIES FUND, INC.

Annualized yield based on the 30-day period ending April 30, 2003 for Government Securities Portfolio was 3.47% and Income Portfolio's yield was 3.64%. IDS Life agreed to a voluntary limitation of non-advisory expenses at an annual charge not to exceed 0.10% of the daily net assets of the Fund.


Money Market Portfolio calculates annualized simple and compound yields based on a seven-day period.

The simple yield is calculated by:

o (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period.

o (b) dividing the net change in account value by the value of the account at the beginning of the period to obtain the return for the period, and

o    (c) multiplying that return by 365/7 to obtain an annualized figure.

The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The Fund's yield does not include any realized or unrealized gain or loss.

The Fund calculates its compound yield according to the following formula:

Compound Yield = (return for seven day period + 1) x (365/7) - 1


The Fund's simple annualized yield was 0.65% and its compound yield was 0.65% for the seven-day period ending April 30, 2003.


Yield, or rate of return, on Fund shares may fluctuate daily and does not provide a basis for determining future yields. However, it may be used as one element in assessing how the Fund is meeting its goal. When comparing an investment in the Fund with savings accounts and similar investment alternatives, you must consider that such alternatives often provide an agreed to or guaranteed fixed yield for a stated period of time, whereas the Fund's yield fluctuates. In comparing the yield of one money market fund to another, you should consider each fund's investment policies, including the types of investments permitted. In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

--------------------------------------------------------------------------------
31   --   IDS LIFE SERIES FUND, INC.

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


Fund                               Net assets                     Shares outstanding              Net asset value of one share
Equity Portfolio                 $545,728,186       divided by        46,105,995         equals                 $11.84
Equity Income Portfolio             7,210,918                            908,466                                  7.94
Government Securities Portfolio    32,119,323                          2,963,224                                 10.84
Income Portfolio                  100,709,899                         10,167,160                                  9.91
International Equity Portfolio    158,630,423                         18,092,244                                  8.77
Managed Portfolio                 352,520,415                         31,009,110                                 11.37


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Money Market Portfolio intends to use its best efforts to maintain a constant net asset value of $1 per share although there is no assurance it will be able to do so. Accordingly, it uses the amortized cost method in valuing its portfolio of securities.

Short-term securities maturing in 60 days or less are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized capital gains or losses. All of the securities in the portfolio will be valued at their amortized cost.

In addition, the portfolio must abide by certain conditions. It must only invest in securities of high quality which present minimal credit risks as determined by the board of directors. This means that the rated commercial paper in the portfolio will be issues that have been rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one if only one rating is assigned) and in unrated paper determined by the fund's board of directors to be comparable. The portfolio must also purchase securities with original or remaining maturities of no more than 13 months or less, and maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the board of directors must establish procedures designed to stabilize the portfolio's price per share for purposes of sales and redemptions at $1 to the extent that it is reasonably possible to do so. These procedures include review of the portfolio securities by the board, at intervals deemed appropriate by it, to determine whether the

--------------------------------------------------------------------------------
32   --   IDS LIFE SERIES FUND, INC.

net asset value per share computed by using the available market quotations deviates from a share value of $1 as computed using the amortized cost method. The board must consider any deviation that appears, and if it exceeds 0.5 percent, it must determine what action, if any, needs to be taken. If the board determines that a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in other unfair consequences for such people, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gain or loss or to shorten average portfolio maturity.

In other words, while the amortized cost method provides certainty and consistency in portfolio valuation, it may, from time to time, result in valuations of portfolio securities which are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates, the yield on the portfolio's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if use of the amortized cost method were to result in a lower portfolio value at a given time, a prospective investor would be able to obtain a somewhat higher yield than he or she would get if portfolio valuation were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Selling Shares

The Fund will sell any shares presented by the shareholders (the subaccounts) for sale. The subaccounts' policy on when or whether to buy or sell shares is described in the Variable Life Insurance Policy prospectus.

During an emergency the board can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of the Fund to sell shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all contract owners.

REJECTION OF BUSINESS

The Fund reserves the right to reject any business, in its sole discretion.

Capital Loss Carryover


For federal income tax purposes, Equity, Equity Income, Income, International Equity and Managed Portfolios had total capital loss carryovers of $677,105,977, $626,460, $3,812,792, $161,266,713 and $141,396,124, respectively, at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

Fund                                                         2009            2010             2011            2012
Equity Portfolio                                       $        --     $435,171,459     $207,887,437     $34,047,081
Equity Income Portfolio                                         --               --          483,390         143,070
Income Portfolio                                         2,647,172        1,165,620               --              --
International Equity Portfolio                          12,541,634      112,008,664       18,436,163      18,280,252
Managed Portfolio                                               --       71,703,897       59,893,474       9,798,753


It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

Taxes

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

--------------------------------------------------------------------------------
33   --   IDS LIFE SERIES FUND, INC.

Agreements

INVESTMENT MANAGEMENT AND SERVICES AGREEMENT


The Funds do not maintain their own research department or record keeping services. These are provided by IDS Life under the Investment Management and Services Agreement.

For its services, IDS Life is paid a fee based on the net assets of the portfolio. The asset charge is based on the aggregate average daily net assets of each of the Funds at the following rates.


o    0.70%, on an annual basis, for Equity Portfolio;

o    0.70%, on an annual basis, for Equity Income Portfolio;

o    0.70%, on an annual basis, for Government Securities Portfolio;

o    0.70%, on an annual basis, for Income Portfolio;

o    0.95%, on an annual basis, for International Equity Portfolio;

o    0.70%, on an annual basis, for Managed Portfolio; and

o    0.50%, on an annual basis, for Money Market Portfolio

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

The table below shows the total amount paid by each Fund over the past three years.


Fund                                                           Fiscal year 2003     Fiscal year 2002    Fiscal year 2001
Equity Portfolio                                                  $4,087,036           $6,430,181          $10,622,094
Equity Income Portfolio                                               46,354               35,207               22,028
Government Securities Portfolio                                      194,720              151,630              126,980
Income Portfolio                                                     704,972              730,708              671,822
International Equity Portfolio                                     1,684,430            2,302,725            3,292,609
Managed Portfolio                                                  2,636,967            3,709,826            5,247,096
Money Market Portfolio                                               343,987              357,883              309,315


Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board.


All nonadvisory expenses incurred by each Fund will be paid at an annual charge not to exceed 0.10% of the aggregate average daily net assets of the respective portfolio. The voluntary limitation of 0.10% has been established by IDS Life at that figure and IDS Life reserves the right to discontinue the voluntary limitation. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.


Basis for board approving the investment advisory contract


Based on its work throughout the year and detailed analysis provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:


o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,


o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure,


o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,


o competitive total expenses that are in the aggregate, either at or only slightly below the median expenses of a group of comparable funds based on Morningstar data, and

o    reasonable level of AEFC's profitability.


--------------------------------------------------------------------------------
34   --   IDS LIFE SERIES FUND, INC.

Subadvisory Agreements

The assets of International Equity Portfolio are managed by a Subadviser that has been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadviser for the Fund to the board based upon its assessment of the skills of the Subadviser in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

The Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restriction. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC enters into an advisory agreement with the Subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

Subadviser

American Express Asset Management International Inc., a wholly-owned subsidiary of AEFC, 50192 AXP Financial Center, Minneapolis, MN 55474, subadvises International Equity Portfolio's assets. Subadviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.


INVESTMENT ADVISORY AGREEMENT

IDS Life and AEFC have an Investment Advisory Agreement. It calls for IDS Life to pay AEFC a fee for investment advice about the Fund's portfolios. AEFC also executes purchases and sales and negotiates brokerage as directed by IDS Life. The fee paid by IDS Life is 0.25% of the average daily net assets for the year of all Funds, except for International Equity Portfolio. The fee paid by IDS Life is 0.35% of International Equity Portfolio's average daily net assets.

IDS Life paid AEFC $3,531,868 for investment advice for fiscal year 2003, $4,976,437 for fiscal year 2002, and $7,380,304 for fiscal year 2001.

Information concerning other funds advised by IDS Life or AEFC is contained in the prospectus.


CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.


The custodian may enter into a sub-custodian agreement with Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United Stated are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.


Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 200 AXP Financial Center, Minneapolis, MN 55474.

SHARES

The Fund is owned by the subaccounts, its shareholders. The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your policy prospectus. All shares have voting rights over the Fund's management and fundamental policies. Each share is entitled to one vote based on its total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that shareholders have as many votes as the dollar amount owned, including the fractional amount, multiplied by the number of members to be elected.

--------------------------------------------------------------------------------
35   --   IDS LIFE SERIES FUND, INC.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

FUND HISTORY TABLE FOR FUNDS MANAGED BY IDS LIFE
                                                                     Date of       Form of       State of      Fiscal
Fund                                                               organization  organization  organization   year end   Diversified
IDS Life Series Fund, Inc.                                             5/8/85     Corporation        MN        4/30
   Equity Portfolio                                                                                                         Yes
   Equity Income Portfolio                                                                                                  Yes
   Government Securities Portfolio                                                                                          Yes
   Income Portfolio                                                                                                         Yes
   International Equity Portfolio                                                                                           Yes
   Managed Portfolio                                                                                                        Yes
   Money Market Portfolio                                                                                                   Yes
AXP Variable Portfolio - Income Series, Inc.                 4/27/81, 6/13/86*    Corporation     NV/MN        8/31
   AXP Variable Portfolio - Bond Fund                                                                                       Yes
   AXP Variable Portfolio - Extra Income Fund                                                                               Yes
   AXP Variable Portfolio - Federal Income Fund                                                                             Yes
   AXP Variable Portfolio - Global Bond Fund                                                                                 No
AXP Variable Portfolio - Investment Series, Inc.             4/27/81, 6/13/86*    Corporation     NV/MN        8/31
   AXP Variable Portfolio - Blue Chip Advantage Fund                                                                        Yes
   AXP Variable Portfolio - Capital Resource Fund                                                                           Yes
   AXP Variable Portfolio - Emerging Markets Fund                                                                           Yes
   AXP Variable Portfolio - Equity Select Fund                                                                              Yes
   AXP Variable Portfolio - Growth Fund                                                                                     Yes
   AXP Variable Portfolio -International Fund                                                                               Yes
   AXP Variable Portfolio - New Dimensions Fund                                                                             Yes
   AXP Variable Portfolio - Small Cap Advantage Fund                                                                        Yes
   AXP Variable Portfolio - S & P 500 Index Fund                                                                             No
   AXP Variable Portfolio - Strategy Aggressive Fund                                                                        Yes
AXP Variable Portfolio - Managed Series, Inc.                          3/5/85     Corporation        MN        8/31
   AXP Variable Portfolio - Diversified Equity Income Fund                                                                  Yes
   AXP Variable Portfolio - Managed Fund                                                                                    Yes
AXP Variable Portfolio - Money Market Series, Inc.           4/27/81, 6/13/86*    Corporation     NV/MN        8/31
   AXP Variable Portfolio - Cash Management Fund                                                                            Yes
AXP Variable Portfolio - Partners Series, Inc.                         5/9/01     Corporation        MN        8/31
   AXP Variable Portfolio - Partners Small Cap Value Fund                                                                    No

* Date merged into a Minnesota corporation.

--------------------------------------------------------------------------------
36   --   IDS LIFE SERIES FUND, INC.

Board Members and Officers

The Fund has a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees the Fund, and IDS Life Variable Annuity Fund A and Fund B (Fund A and Fund B). Board members serve until he or she reaches the mandatory retirement age established by the board.


Independent Board Members*

Name, address, age                 Position held with       Principal occupation     Other directorships      Committee memberships
                                   Fund and length of       during  past five years
                                   service
---------------------------------- ------------------------ ------------------------ ------------------------ ----------------------
Rodney P. Burwell                  Board member since 1999  Chairman, Xerxes         TCF Financial,           Joint Audit
Xerxes Corporation                                          Corporation              American Express
7901 Xerxes Ave. S.                                         (fiberglass storage      Certificate Company
Minneapolis, MN 55431-1253                                  tanks)
Born in 1939
---------------------------------- ------------------------ ------------------------ ------------------------ ----------------------
Jean B. Keffeler                   Board member since 1999  Retired business         American Express         Joint Audit
3424 Zenith Ave. S.                                         executive                Certificate Company
Minneapolis, MN 55416
Born in 1945
---------------------------------- ------------------------ ------------------------ ------------------------ ----------------------
Thomas R. McBurney                 Board member since 1999  President, McBurney      The Valspar              Joint Audit
McBurney Management Advisors                                Management Advisors      Corporation (paints),
4900 IDS Center,                                                                     American Express
80 South Eighth Street                                                               Certificate Company
Minneapolis, MN 55402
Born in 1938
---------------------------------- ------------------------ ------------------------ ------------------------ ----------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)**

Name, address, age                 Position held with      Principal occupation     Other directorships      Committee memberships
                                   Fund and length of      during  past five years
                                   service
---------------------------------- ----------------------- ------------------------ ------------------------ -----------------------
Gumer C. Alvero                    Board member since      Director and Executive
70100 AXP Financial Center         1998, Chairman of the   Vice President -
Minneapolis, MN 55474              Board                   Annuities, IDS Life,
Born in 1967                       since 2000              since 2001. Vice
                                                           President - General
                                                           Manager Annuities,
                                                           AEFC, since 1998
---------------------------------- ----------------------- ------------------------ ------------------------ -----------------------
Timothy V. Bechtold                Board member since      Director and
70100 AXP Financial Center         2001, President and     President, IDS Life,
Minneapolis, MN 55474              Chief Executive         since 2001. Executive
Born in 1953                       Officer                 since 2002 Vice
                                                           President - Insurance
                                                           Products, IDS Life,
                                                           from 1995 to 2001.
                                                           Vice President -
                                                           Insurance Products,
                                                           AEFC, since 1995
---------------------------------- ----------------------- ------------------------ ------------------------ -----------------------


The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Bechtold, who is President and Chief
Executive Officer, the Fund's other officers are:

Other Officers


Name, address, age                 Position held with      Principal occupation     Other directorships      Committee memberships
                                   Fund and length of      during  past five years
                                   service
---------------------------------- ----------------------- ------------------------ ------------------------ -----------------------
C. Nikol Davies                    Secretary since 2001    Assistant Secretary,
70100 AXPFinancial Center                                  AEFC, since 2001.
Minneapolis, MN 55474                                      Paralegal at Boyle
Born in 1966                                               &Voss and
                                                           Administrative
                                                           Assistant for the
                                                           Department of the
                                                           U.S. Air Force prior
                                                           to 2001
---------------------------------- ----------------------- ------------------------ ------------------------ -----------------------
Jeffrey P. Fox                     Chief Financial         Vice President -
70100 AXP Financial Center         Officer  since 2002     Investment Accounting,
Minneapolis, MN 55474                                      AEFC, since 2002. Vice
Born in 1955                                               President - Finance,
                                                           American Express
                                                           Company, 2000-2002.
                                                           Vice President -
                                                           Corporate Controller,
                                                           AEFC, 1996-2000
---------------------------------- ----------------------- ------------------------ ------------------------ -----------------------
Lorraine R. Hart                   Vice President -        Vice President -
70100 AXP Financial Center         Investments since 1992  Insurance Investments,
Minneapolis, MN 55474                                       AEFC, since 1989
Born in 1951
---------------------------------- ----------------------- ------------------------ ------------------------ -----------------------
Judd K. Lohmann                    Treasurer since 2003                             Treasurer, AEFC, since
70100 AXP Financial Center                                                          2003. Director -
Minneapolis, MN 55474                                                               Finance and Analysis,
Born in 1958                                                                        AEFC, since 2000.
                                                                                    Director of
                                                                                    Operations, Advisor
                                                                                    Business Systems,
                                                                                    AEFC, from 1996-2000
---------------------------------- ----------------------- ------------------------ ------------------------ -----------------------

 * Mr. Burwell, Ms. Keffeler and Mr. McBurney also serve as directors of IDS Life Insurance Company of New York and American Centurion Life Assurance Company which are indirectly controlled by AEFC. Mr. McBurney also serves as a director of American Express Personal Trust Services, FSB which is indirectly controlled by AEFC.

** Interested person by reason of being an officer, director and/or employee of AEFC.


--------------------------------------------------------------------------------
37   --   IDS LIFE SERIES FUND, INC.

The Joint Audit Committee was established in August 2002. The committee meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports and compliance matters. It reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held one meeting during the last fiscal year.


Responsibilities of board with respect to fund's management


The board initially approves an Investment Management and Services Agreement, Investment Advisory Agreement and other contracts with IDS Life, AEFC, one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts and determines whether to continue existing contracts or negotiate new contracts.


DIRECTORS' HOLDINGS

The following table shows the dollar range of equity securities beneficially owned by each Fund Director as of the end of the most recently completed calendar year. The table shows equity ownership in the Fund and, on an aggregate basis, ownership in the registered investment companies overseen by the Director which include the Fund, Fund A and Fund B (the Family of Investment Companies).

                                                                                                        Aggregate dollar
                                                                                                         range of equity
                                                               Dollar range of equity              securities in the Family of
Name of Director                                               securities in the Fund                 Investment Companies
Independent Members of the Board
Rodney P. Burwell                                                        None                                     None
Jean B. Keffeler                                                         None                                     None
Thomas R. McBurney                                                       None                                     None


Members of the Board Affiliated with AEFC
Gumer C. Alvero                                                          None                                     None
Timothy V. Bechtold                                                $50,001-$100,000                         $50,001-$100,000


Compensation for Board Members

During the most recent fiscal year, the independent members of the Fund board, for attending up to four meetings, received the following compensation:

                                                          Total cash
                                  Aggregate            compensation from
                                compensation         the Fund, Fund A and
Board Member                    from the Fund               Fund B
Rodney P. Burwell                  $3,500                   $7,000
Jean B. Keffeler                   $4,000                   $8,000
Thomas R. McBurney                 $3,500                   $7,000

The Directors who are not independent members of the Board and all officers of the Fund are salaried employees of AEFC and do not receive compensation from the Fund. The members of the Board of Directors and the officers of the Fund aggregately hold less than 1% of the outstanding voting units.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the Fund's outstanding shares.

Independent Auditors

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

--------------------------------------------------------------------------------
38   --   IDS LIFE SERIES FUND, INC.

Appendix

DESCRIPTION OF RATINGS

Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainies or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

--------------------------------------------------------------------------------
39   --   IDS LIFE SERIES FUND, INC.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Fitch's Long-Term Ratings

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


--------------------------------------------------------------------------------
40   --   IDS LIFE SERIES FUND, INC.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS


Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

--------------------------------------------------------------------------------
41   --   IDS LIFE SERIES FUND, INC.

Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.


Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.


--------------------------------------------------------------------------------
42   --   IDS LIFE SERIES FUND, INC.

Fitch's Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.


--------------------------------------------------------------------------------
43   --   IDS LIFE SERIES FUND, INC.

                                                              S-6191-20 U (6/03)

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

IDS LIFE SERIES FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Equity, Equity Income, Government Securities, Income, International Equity, Managed and Money Market Portfolios of IDS Life Series Fund, Inc. as of April 30, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended April 30, 2003, and the financial highlights for each of the years in the five-year period ended April 30, 2003 (three-year period ended April 30, 2003 and for the period from June 17, 1999, commencement of operations, to April 30, 2000 for Equity Income Portfolio). These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity, Equity Income, Government Securities, Income, International Equity, Managed and Money Market Portfolios of IDS Life Series Fund, Inc. as of April 30, 2003, and the results of their operations, changes in their net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

June 13, 2003

--------------------------------------------------------------------------------
18   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Financial Statements

Statements of assets and liabilities
IDS Life Series Fund, Inc.
                                                                      Equity            Equity       Government      Income
                                                                     Portfolio          Income       Securities     Portfolio
April 30, 2003                                                                         Portfolio      Portfolio
Assets
Investments in securities, at value (Note 1)
   (identified cost $544,508,571, $7,516,555, $33,642,473
   and $106,524,041, respectively)                                $  541,920,966     $7,042,154    $34,809,087    $109,560,366
Cash in bank on demand deposit                                            10,394        212,059        411,446         383,458
Receivable for investment securities sold                             10,308,488             --        256,493       6,122,744
Dividends and accrued interest receivable                                108,987         15,107        275,067       1,076,462
                                                                         -------         ------        -------       ---------
Total assets                                                         552,348,835      7,269,320     35,752,093     117,143,030
                                                                     -----------      ---------     ----------     -----------
Liabilities
Dividends payable to shareholders (Note 1)                                    --         42,832         91,567         300,508
Payable for investment securities purchased                            6,051,019             --        510,946       7,301,359
Payable for securities purchased on a when-issued basis (Note 1)              --             --      3,004,020       8,698,410
Accrued investment management services fee                               305,052          3,956         18,475          57,850
Unrealized depreciation on foreign currency contracts held,
   at value (Note 5)                                                          --             --             --          52,098
Other accrued expenses                                                    84,578         11,614          7,762          22,906
Options contracts written, at value
   (premium received $671,982 for Equity Portfolio) (Note 6)             180,000             --             --              --
                                                                       ---------         ------      ---------      ----------
Total liabilities                                                      6,620,649         58,402      3,632,770      16,433,131
                                                                       ---------         ------      ---------      ----------
Net assets applicable to outstanding capital stock                $  545,728,186     $7,210,918    $32,119,323    $100,709,899
                                                                  ==============     ==========    ===========    ============
Represented by
Capital stock -- $.001 par value (Note 1)                         $       46,106     $      908    $     2,963    $     10,167
Additional paid-in capital                                         1,239,319,716      8,430,462     30,461,340     101,574,465
Undistributed (excess of distributions over)
  net investment income                                                  297,120           (640)            (1)         (1,655)
Accumulated net realized gain (loss) (Note 8)                       (691,839,133)      (745,411)       488,407      (3,858,236)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities
in foreign currencies (Note 5)                                        (2,095,623)      (474,401)     1,166,614       2,985,158
                                                                      ----------       --------      ---------       ---------
Total -- representing net assets applicable
   to outstanding capital stock                                   $  545,728,186     $7,210,918    $32,119,323    $100,709,899
                                                                  ==============     ==========    ===========    ============
Shares outstanding                                                    46,105,995        908,466      2,963,224      10,167,160
                                                                      ----------        -------      ---------      ----------
Net asset value per share of outstanding capital stock            $        11.84     $     7.94    $     10.84    $       9.91
                                                                  --------------     ----------    -----------    ------------

See accompanying notes to financial statements.

------------------------------------------------------------------------------
19   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of assets and liabilities (continued)
IDS Life Series Fund, Inc.
                                                                                  International      Managed         Money
                                                                                      Equity        Portfolio        Market
April 30, 2003                                                                      Portfolio                       Portfolio
Assets
Investments in securities, at value (Note 1)
   (identified cost $163,435,298, $379,583,202 and $66,099,039, respectively)     $ 157,378,830    $ 358,862,757   $66,099,039
Cash in bank on demand deposit                                                           17,136           44,323        62,711
Foreign currency holdings for International Equity Portfolio
   (identified cost $484,855) (Note 1)                                                  483,347               --            --
Receivable for investment securities sold                                             1,018,236        6,074,960            --
Unrealized appreciation on foreign currency contracts held, at value (Note 5)               234               --            --
Dividends and accrued interest receivable                                               982,177        1,190,851        20,760
                                                                                        -------        ---------        ------
Total assets                                                                        159,879,960      366,172,891    66,182,510
                                                                                    -----------      -----------    ----------
Liabilities
Dividends payable to shareholders (Note 1)                                              992,404        1,725,846        36,544
Payable for investment securities purchased                                              67,555        6,788,383       499,975
Payable for securities purchased on a when-issued basis (Note 1)                             --        4,822,824            --
Accrued investment management services fee                                              121,245          198,343        27,065
Unrealized depreciation on foreign currency contracts held, at value (Note 5)               170           43,722            --
Other accrued expenses                                                                   68,163           68,514        46,880
Options contracts written, at value
   (premiums received, $6,795 for Managed Portfolio) (Note 6)                                --            4,844            --
                                                                                      ---------       ----------       -------
Total liabilities                                                                     1,249,537       13,652,476       610,464
                                                                                      ---------       ----------       -------
Net assets applicable to outstanding capital stock                                $ 158,630,423    $ 352,520,415   $65,572,046
                                                                                  =============    =============   ===========
Represented by
Capital stock -- $.001 par value (Note 1)                                         $      18,092    $      31,009   $    65,576
Additional paid-in capital                                                          328,965,301      517,885,789    65,506,418
Undistributed (excess of distributions over) net investment income                      (33,446)         (99,695)           --
Accumulated net realized gain (loss) (Note 8)                                      (164,297,022)    (144,544,950)           52
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies (Notes 5 and 7)       (6,022,502)     (20,751,738)           --
                                                                                      ---------       ----------       -------
Total -- representing net assets applicable to outstanding capital stock          $ 158,630,423    $ 352,520,415   $65,572,046
                                                                                  =============    =============   ===========
Shares outstanding                                                                   18,092,244       31,009,110    65,576,475
                                                                                     ----------       ----------    ----------
Net asset value per share of outstanding capital stock                            $        8.77    $       11.37   $      1.00
                                                                                  -------------    -------------   -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of operations
IDS Life Series Fund, Inc.
                                                                        Equity         Equity      Government       Income
                                                                       Portfolio       Income      Securities      Portfolio
Year ended April 30, 2003                                                             Portfolio     Portfolio
Investment income
Income:
Dividends                                                          $   4,013,706    $   187,630    $       --    $   25,798
Interest                                                                 840,599             --     1,302,791     5,687,989
   Less foreign taxes withheld                                           (10,478)        (2,015)           --            --
                                                                       ---------        -------     ---------     ---------
Total income                                                           4,843,827        185,615     1,302,791     5,713,787
                                                                       ---------        -------     ---------     ---------
Expenses (Note 2):
Investment management and services fee                                 4,087,036         46,354       194,720       704,972
Custodian fees                                                            80,340         45,276        19,639        33,492
Audit fees                                                                16,000         10,000        11,000        12,500
Directors fees                                                             6,757            136           568         1,553
Printing and postage                                                     135,450          2,151         7,284        23,765
Other                                                                      4,994         17,116         7,672         2,176
                                                                           -----         ------         -----         -----
Total expenses                                                         4,330,577        121,033       240,883       778,458
   Expenses waived/reimbursed by IDS Life (Note 2)                            --        (68,057)      (18,346)           --
                                                                       ---------        -------     ---------     ---------
                                                                       4,330,577         52,976       222,537       778,458
   Earnings credits on cash balances (Note 2)                               (756)        (3,024)       (1,458)       (1,730)
                                                                            ----         ------        ------        ------
Total expenses -- net                                                  4,329,821         49,952       221,079       776,728
                                                                       ---------         ------       -------       -------
Investment income (loss) -- net                                          514,006        135,663     1,081,712     4,937,059
                                                                         -------        -------     ---------     ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                   (210,900,237)      (711,567)      734,340     2,230,520
   Foreign currency transactions                                              --             (5)           --       (22,048)
   Options contracts written (Note 6)                                    162,908             --            --            --
                                                                    ------------       --------       -------     ---------
Net realized gain (loss) on investments                             (210,737,329)      (711,572)      734,340     2,208,472
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                   29,991,993       (783,159)      486,101     1,247,584
                                                                      ----------       --------       -------     ---------
Net gain (loss) on investments and foreign currencies               (180,745,336)    (1,494,731)    1,220,441     3,456,056
                                                                    ------------     ----------     ---------     ---------
Net increase (decrease) in net assets
  resulting from operations                                        $(180,231,330)   $(1,359,068)   $2,302,153    $8,393,115
                                                                   =============    ===========    ==========    ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of operations (continued)
IDS Life Series Fund, Inc.
                                                                                 International      Managed        Money
                                                                                    Equity         Portfolio      Market
Year ended April 30, 2003                                                          Portfolio                     Portfolio
Investment income
Income:
Dividends                                                                        $  4,491,962    $  5,158,880    $       --
Interest                                                                              158,147       5,463,082     1,112,337
   Less foreign taxes withheld                                                       (574,175)        (39,512)           --
                                                                                    ---------      ----------     ---------
Total income                                                                        4,075,934      10,582,450     1,112,337
                                                                                    ---------      ----------     ---------
Expenses (Note 2):
Investment management and services fee                                              1,684,430       2,636,967       343,987
Custodian fees                                                                         94,064          82,032        15,930
Audit fees                                                                             14,000          16,000         8,500
Directors fees                                                                          2,294           4,922           984
Printing and postage                                                                   62,118          83,365        10,535
Other                                                                                      --          18,049            --
                                                                                    ---------      ----------     ---------
Total expenses                                                                      1,856,906       2,841,335       379,936
   Earnings credits on cash balances (Note 2)                                          (1,758)           (727)       (4,048)
                                                                                    ---------      ----------     ---------
Total expenses -- net                                                               1,855,148       2,840,608       375,888
                                                                                    ---------      ----------     ---------
Investment income (loss) -- net                                                     2,220,786       7,741,842       736,449
                                                                                    ---------      ----------     ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 (32,336,966)    (38,833,868)           52
   Foreign currency transactions                                                      (23,170)        (18,310)           --
   Futures contracts                                                                       --      (5,366,679)           --
   Options contracts written (Note 6)                                                      --          71,543            --
                                                                                    ---------      ----------     ---------
Net realized gain (loss) on investments                                           (32,360,136)    (44,147,314)           52
                                                                                  -----------     -----------     ---------

Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                 (11,532,009)    (37,189,734)           --
                                                                                  -----------     -----------     ---------
Net gain (loss) on investments and foreign currencies                             (43,892,145)    (81,337,048)           52
                                                                                  -----------     -----------     ---------
Net increase (decrease) in net assets resulting from operations                  $(41,671,359)   $(73,595,206)   $  736,501
                                                                                 ============    ============    ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of changes in net assets
IDS Life Series Fund, Inc.
                                                                   Equity Portfolio                     Equity Income Portfolio
Year ended April 30,                                           2003               2002                    2003              2002
Operations and distributions
Investment income (loss) -- net                           $     514,006     $     (214,317)         $   135,663        $   71,872
Net realized gain (loss) on investments                    (210,737,329)      (228,807,054)            (711,572)          (20,562)
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                          29,991,993        (26,840,244)            (783,159)           33,501
                                                             ----------        -----------             --------            ------
Net increase (decrease) in net assets
  resulting from operations                                (180,231,330)      (255,861,615)          (1,359,068)           84,811
                                                           ------------       ------------           ----------            ------
Distributions to shareholders from:
  Net investment income                                        (384,828)                --             (134,957)          (65,827)
  Net realized gain                                                  --       (135,496,423)             (10,295)           (5,469)
  Tax return of capital                                        (493,087)        (2,809,528)                  --                --
                                                               --------       ------------             --------           -------
Total distributions                                            (877,915)      (138,305,951)            (145,252)          (71,296)
                                                               --------       ------------             --------           -------
Capital share transactions (Note 4)
Proceeds from sales                                          17,721,498         29,513,746            2,612,880         3,134,447
Reinvested distributions at net asset value                     877,915        138,305,951              124,876            60,894
Payments for redemptions                                    (82,323,204)       (75,785,852)            (849,919)         (326,682)
                                                            -----------        -----------             --------          --------
Increase (decrease) in net assets from
  capital share transactions                                (63,723,791)        92,033,845            1,887,837         2,868,659
                                                            -----------         ----------            ---------         ---------
Total increase (decrease) in net assets                    (244,833,036)      (302,133,721)             383,517         2,882,174
Net assets at beginning of year                             790,561,222      1,092,694,943            6,827,401         3,945,227
                                                            -----------      -------------            ---------         ---------
Net assets at end of year                                 $ 545,728,186     $  790,561,222          $ 7,210,918        $6,827,401
                                                          =============     ==============          ===========        ==========
Undistributed (excess of distributions over)
  net investment income                                   $     297,120     $      167,942          $      (640)       $    3,289
                                                          -------------     --------------          -----------        ----------

Statements of changes in net assets (continued)
IDS Life Series Fund, Inc.
                                                            Government Securities Portfolio                Income Portfolio
Year ended April 30,                                           2003               2002                    2003              2002
Operations and distributions
Investment income (loss) -- net                             $ 1,081,712        $ 1,069,272         $  4,937,059      $  5,876,289
Net realized gain (loss) on investments                         734,340             88,887            2,208,472        (1,060,414)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies              486,101            191,637            1,247,584         2,181,878
                                                                -------            -------            ---------         ---------
Net increase (decrease) in net assets
  resulting from operations                                   2,302,153          1,349,796            8,393,115         6,997,753
                                                              ---------          ---------            ---------         ---------
Distributions to shareholders from:
   Net investment income                                     (1,091,002)        (1,063,799)          (4,879,282)       (5,924,151)
                                                             ----------         ----------           ----------        ----------
Capital share transactions (Note 4)
Proceeds from sales                                           9,984,856          5,008,350            3,543,273         4,507,537
Reinvested distributions at net asset value                   1,092,265          1,057,482            4,905,574         6,150,563
Payments for redemptions                                     (2,990,470)        (3,185,201)         (12,801,539)      (13,867,723)
                                                             ----------         ----------          -----------       -----------
Increase (decrease) in net assets from capital
  share transactions                                          8,086,651          2,880,631           (4,352,692)       (3,209,623)
                                                              ---------          ---------           ----------        ----------
Total increase (decrease) in net assets                       9,297,802          3,166,628             (838,859)       (2,136,021)
Net assets at beginning of year                              22,821,521         19,654,893          101,548,758       103,684,779
                                                             ----------         ----------          -----------       -----------
Net assets at end of year                                   $32,119,323        $22,821,521         $100,709,899      $101,548,758
                                                            ===========        ===========         ============      ============
Undistributed (excess of distributions over)
  net investment income                                     $        (1)       $     9,289         $     (1,655)     $    (36,921)
                                                            -----------        -----------         ------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Statements of changes in net assets (continued)
IDS Life Series Fund, Inc.

                                                            International Equity Portfolio                 Managed Portfolio
Year ended April 30,                                           2003               2002                    2003              2002
Operations and distributions
Investment income (loss) -- net                            $  2,220,786       $  1,370,204        $   7,741,842     $   7,825,162
Net realized gain (loss) on investments                     (32,360,136)       (54,666,633)         (44,147,314)      (60,493,318)
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                         (11,532,009)         2,489,376          (37,189,734)      (22,082,748)
                                                            -----------          ---------          -----------       -----------
Net increase (decrease) in net assets
  resulting from operations                                 (41,671,359)       (50,807,053)         (73,595,206)      (74,750,904)
                                                            -----------        -----------          -----------       -----------
Distributions to shareholders from:
   Net investment income                                     (1,861,957)        (1,816,344)          (7,595,229)       (8,137,246)
   Net realized gain                                                 --                 --                   --          (115,206)
                                                             ----------         ----------           ----------        ----------
Total distributions                                          (1,861,957)        (1,816,344)          (7,595,229)       (8,252,452)
                                                             ----------         ----------           ----------        ----------
Capital share transactions (Note 4)
Proceeds from sales                                           5,934,758          7,815,915            7,692,214        12,428,525
Reinvested distributions at net asset value                   1,465,592          1,698,335            7,343,221         9,823,106
Payments for redemptions                                    (28,885,778)       (33,161,457)         (55,900,085)      (52,756,928)
                                                            -----------        -----------          -----------       -----------
Increase (decrease) in net assets from capital
  share transactions                                        (21,485,428)       (23,647,207)         (40,864,650)      (30,505,297)
                                                            -----------        -----------          -----------       -----------
Total increase (decrease) in net assets                     (65,018,744)       (76,270,604)        (122,055,085)     (113,508,653)
Net assets at beginning of year                             223,649,167        299,919,771          474,575,500       588,084,153
                                                            -----------        -----------          -----------       -----------
Net assets at end of year                                  $158,630,423       $223,649,167        $ 352,520,415     $ 474,575,500
                                                           ============       ============        =============     =============
Undistributed (excess of distributions over)
  net investment income                                    $    (33,446)      $   (345,292)       $     (99,695)    $    (144,587)
                                                           ------------       ------------        -------------     -------------

Statements of changes in net assets (continued)
IDS Life Series Fund, Inc.

                                                                                                        Money Market Portfolio
Year ended April 30,                                                                                      2003              2002
Operations and distributions
Investment income (loss) -- net                                                                    $    736,449      $  1,820,224
Net realized gain (loss) on investments                                                                      52             4,499
                                                                                                        -------         ---------
Net increase (decrease) in net assets resulting from operations                                         736,501         1,824,723
                                                                                                        -------         ---------
Distributions to shareholders from:
   Net investment income                                                                               (736,449)       (1,821,218)
   Net realized gain                                                                                     (3,497)               --
                                                                                                        -------         ---------
Total distributions                                                                                    (739,946)       (1,821,218)
                                                                                                       --------        ----------
Capital share transactions (Note 4)
Proceeds from sales                                                                                  19,620,601        26,569,633
Reinvested distributions at net asset value                                                             783,072         1,975,144
Payments for redemptions                                                                            (24,256,946)      (28,781,772)
                                                                                                    -----------       -----------
Increase (decrease) in net assets from capital share transactions                                    (3,853,273)         (236,995)
                                                                                                     ----------          --------
Total increase (decrease) in net assets                                                              (3,856,718)         (233,490)
Net assets at beginning of year                                                                      69,428,764        69,662,254
                                                                                                     ----------        ----------
Net assets at end of year                                                                          $ 65,572,046      $ 69,428,764
                                                                                                   ============      ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Notes to Financial Statements

IDS Life Series Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IDS Life Series Fund, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Each Fund has 10 billion authorized shares of capital stock and the primary investments are as follows:

   Equity Portfolio primarily invests in U.S. common stocks and securities convertible into common stocks.

   Equity Income Portfolio primarily invests in equity securities.

   Government Securities Portfolio primarily invests in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies.

   Income Portfolio primarily invests in debt securities.

   International Equity Portfolio primarily invests in equity securities of foreign issuers.

   Managed Portfolio primarily invests in a combination of equity and debt securities.

   Money Market Portfolio primarily invests in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper.

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable life insurance policy and allocating your premium payments to the variable subaccounts that invest in each Fund.

Each Fund's significant accounting policies are summarized as follows:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities in the Fund, except Money Market Portfolio, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Funds, except Money Market Portfolio, may buy and sell put or call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Funds, except Money Market Portfolio, may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
25   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statements of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of April 30, 2003, foreign currency holdings for International Equity Portfolio consisted primarily of Taiwan dollars.

The Funds, except Money Market Portfolio, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of April 30, 2003, investments in securities for Equity Portfolio included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of April 30, 2003 was $8,778,133, representing 1.61% of net assets for Equity Portfolio. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities, capital commitments for limited partnership interests and other forward-commitments, can take place one month or more after the transaction date. During this period, when-issued securities and other forward-commitments are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. As of April 30, 2003, the outstanding forward-commitments for the Funds are as follows:

                                                     Future capital
                                                     commitments for
                                   When-issued     limited partnership         Other
Fund                               commitments          interests       forward-commitments
Equity Portfolio                    $       --        $2,721,767          $       --
Government Securities Portfolio      3,004,020                --             255,039
Income Portfolio                     8,698,410                --           2,609,936
Managed Portfolio                    4,822,824                --             828,483

Federal income taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the variable subaccounts. No provision for income taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, foreign currency exchange gains and losses, and the timing and amount of market discount recognized as ordinary income. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                         Equity     Equity     Government     Income    International   Managed       Money
                                        Portfolio   Income     Securities    Portfolio     Equity      Portfolio     Market
                                                   Portfolio    Portfolio                 Portfolio                 Portfolio
Undistributed net investment income      $--       $(4,635)         $--     $(22,511)    $(46,983)   $(101,721)         $--
Accumulated net realized gain (loss)      --         4,635           --       22,511       23,170      101,721           96
                                         ---         -----          ---       ------     --------    ---------         ----
Additional paid-in capital
   reductions (increase)                 $--       $    --          $--     $     --     $(23,813)   $      --          $96
                                         ---       -------          ---     --------     --------    ---------         ----

--------------------------------------------------------------------------------
26   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended April 30,                                   2003            2002

Equity Portfolio
Distributions paid from:
   Ordinary income                                 $  384,828     $     42,699
   Long-term capital gain                                  --      135,496,423
   Tax return of capital                              493,087        2,766,829

Equity Income Portfolio
Distributions paid from:
   Ordinary income                                    145,252           71,296
   Long-term capital gain                                  --               --

Government Securities Portfolio
Distributions paid from:
   Ordinary income                                  1,091,002        1,063,799
   Long-term capital gain                                  --               --

Income Portfolio
Distributions paid from:
   Ordinary income                                  4,879,282        5,924,151
   Long-term capital gain                                  --               --

International Equity Portfolio
Distributions paid from:
   Ordinary income                                  1,861,957        1,816,344
   Long-term capital gain                                  --               --

Managed Portfolio
Distributions paid from:
   Ordinary income                                  7,595,229        8,137,246
   Long-term capital gain                                  --          115,206

Money Market Portfolio
Distributions paid from:
   Ordinary income                                    739,946        1,821,218
   Long-term capital gain                                  --               --

As of April 30, 2003, the components of distributable earnings on a tax basis for each Fund are as follows:

Fund                                                        Undistributed            Accumulated              Unrealized
                                                           ordinary income            long-term              appreciation
                                                                                     gain (loss)            (depreciation)
Equity Portfolio                                             $       --            $(677,105,977)           $(16,531,659)
Equity Income Portfolio                                          27,746                 (626,460)               (578,906)
Government Securities Portfolio                                  91,568                  488,405               1,166,614
Income Portfolio                                                315,289               (3,812,792)              2,923,278
International Equity Portfolio                                  958,959             (161,266,713)             (9,052,812)
Managed Portfolio                                             1,426,599             (141,396,124)            (23,701,012)
Money Market Portfolio                                           36,596                       --                      --

Dividends to shareholders

As of April 30, 2003, dividends declared for each Fund payable May 1, 2003 are as follows:

     Equity Income Portfolio            $.047

     Government Securities Portfolio    $.031

     Income Portfolio                   $.029

     International Equity Portfolio     $.055

     Managed Portfolio                  $.056

     Money Market Portfolio             $.001

--------------------------------------------------------------------------------
27   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Distributions to the variable subaccounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, when available, are declared daily and distributed monthly for the Government Securities, Income and Money Market Portfolios and declared and distributed quarterly for the Equity, Equity Income, International Equity and Managed Portfolios. Capital gain distributions, when available, will be made annually. However, additional capital gain distributions may be made periodically during the fiscal year in order to comply with the Internal Revenue Code as applicable to regulated investment companies.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES

The Funds have an Investment Management and Services Agreement with IDS Life to provide investment advice, administrative, accounting and other services required in connection with the affairs of the Fund. For these services, IDS Life is paid a fee based on the aggregate average daily net assets of each Fund. The fee is 0.70% on an annual basis for Equity, Equity Income, Government Securities, Income and Managed Portfolios. For International Equity Portfolio the fee is 0.95% on an annual basis. For Money Market Portfolio the fee is 0.50% on an annual basis.

IDS Life and American Express Financial Corporation (AEFC) have an Investment Advisory Agreement which calls for IDS Life to pay AEFC a fee for investment advice about the Fund's portfolios. The fee paid by IDS Life is 0.25% of Equity, Equity Income, Government Securities, Income, Managed and Money Market Portfolios' average daily net assets for the year. The fee paid by IDS Life is 0.35% of International Equity Portfolio's average daily net assets for the year.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc., a wholly-owned subsidiary of AEFC, to subadvise the assets of International Equity Portfolio.

In addition to paying its own management fee, each Fund also pays its taxes, brokerage commissions and other non-advisory expenses. Expenses that relate to a particular Fund, such as custodian fees and registration fees for shares, are paid by that Fund. Other expenses are allocated to the Fund in an equitable manner as determined by the Fund's board. Each Fund also pays custodian fees to American Express Trust Company, an affiliate of IDS Life.

IDS Life has voluntarily agreed to reimburse each Fund for non-advisory expenses which exceed 0.10% on an annual basis of average daily net assets of each Fund.

During the year ended April 30, 2003, the Fund's custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                          Reduction
Equity Portfolio                                                 $  756
Equity Income Portfolio                                           3,024
Government Securities Portfolio                                   1,458
Income Portfolio                                                  1,730
International Equity Portfolio                                    1,758
Managed Portfolio                                                   727
Money Market Portfolio                                            4,048

3. SECURITIES TRANSACTIONS

For the year ended April 30, 2003, cost of purchases and proceeds from sales of securities aggregated, respectively, $323,103,494 and $326,146,440 for Money Market Portfolio. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                     Purchases           Proceeds
Equity Portfolio                     $1,380,860,136      $1,425,638,731
Equity Income Portfolio                   4,458,931           2,558,406
Government Securities Portfolio          31,222,953          22,117,953
Income Portfolio                        214,281,911         214,051,023
International Equity Portfolio          152,903,551         171,319,657
Managed Portfolio                       640,326,948         675,599,844

Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with IDS Life were $79,748, $469 and $8,160 for Equity Portfolio, Equity Income Portfolio and Managed Portfolio respectively, for the year ended April 30, 2003.

--------------------------------------------------------------------------------
28   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for each Fund for the years indicated are as follows:

                                                             Year ended April 30, 2003
                              Equity        Equity       Government     Income      International      Managed        Money
                             Portfolio      Income       Securities    Portfolio       Equity         Portfolio      Market
                                           Portfolio      Portfolio                   Portfolio                     Portfolio
Sold                       1,471,755       320,903        934,176        366,399       645,560        669,442       19,621,568
Issued for reinvested
  distributions               76,188        15,661        102,436        507,382       146,519        636,906          783,114
Redeemed                  (6,854,895)     (108,811)      (281,275)    (1,324,024)   (3,095,830)    (4,859,112)     (24,258,284)
                          ----------      --------       --------     ----------    ----------     ----------      -----------
Net increase (decrease)   (5,306,952)      227,753        755,337       (450,243)   (2,303,751)    (3,552,764)      (3,853,602)
                          ----------       -------        -------       --------    ----------     ----------       ----------

                                                             Year ended April 30, 2002
                              Equity        Equity       Government     Income      International      Managed        Money
                             Portfolio      Income       Securities    Portfolio       Equity         Portfolio      Market
                                           Portfolio      Portfolio                   Portfolio                     Portfolio
Sold                       1,624,925       320,643        483,135        471,566       688,613        836,737       26,570,691
Issued for reinvested
  distributions            7,433,804         6,349        102,435        643,772       149,222        656,487        1,975,233
Redeemed                  (4,409,571)      (33,671)      (308,684)    (1,452,406)   (3,002,564)    (3,631,146)     (28,782,812)
                          ----------       -------       --------     ----------    ----------     ----------      -----------
Net increase (decrease)    4,649,158       293,321        276,886       (337,068)   (2,164,729)    (2,137,922)        (236,888)
                           ---------       -------        -------       --------    ----------     ----------         --------

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of April 30, 2003, Income Portfolio, International Equity Portfolio and Managed Portfolio have forward foreign currency exchange contracts that obligate each Fund to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Income Portfolio
Exchange date                                Currency to                 Currency to             Unrealized        Unrealized
                                            be delivered                 be received            appreciation      depreciation
May 7, 2003                                      716,000                     485,672                   $--            $13,272
                                         Canadian Dollar                 U.S. Dollar
May 12, 2003                                     820,000                     494,296                    --             18,152
                                       Australian Dollar                 U.S. Dollar
May 14, 2003                                     440,000                     475,200                    --             15,626
                                  European Monetary Unit                 U.S. Dollar
May 29, 2003                                     923,000                     509,496                    --              5,048
                                      New Zealand Dollar                 U.S. Dollar
                                                                                                       ---            -------
Total                                                                                                  $--            $52,098
                                                                                                       ---            -------

International Equity Portfolio
Exchange date                                Currency to                 Currency to             Unrealized        Unrealized
                                            be delivered                 be received            appreciation      depreciation
May 1, 2003                                    1,635,085                      13,599                  $ --               $111
                                            Japanese Yen                 U.S. Dollar
May 2, 2003                                       23,761                   2,860,648                   226                 --
                                             U.S. Dollar                Japanese Yen
May 5, 2003                                      729,458                     456,276                    --                 36
                                       Australian Dollar                 U.S. Dollar
May 6, 2003                                    7,198,399                      60,336                    --                 23
                                            Japanese Yen                 U.S. Dollar
May 6, 2003                                      168,454                     269,240                     8                 --
                                           British Pound                 U.S. Dollar
                                                                                                      ----               ----
Total                                                                                                 $234               $170
                                                                                                      ----               ----

--------------------------------------------------------------------------------
29   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio
Exchange date                                Currency to                 Currency to             Unrealized        Unrealized
                                            be delivered                 be received            appreciation      depreciation
May 7, 2003                                      614,000                     416,484                   $--            $11,381
                                         Canadian Dollar                 U.S. Dollar
May 12, 2003                                     690,000                     415,932                    --             15,274
                                       Australian Dollar                 U.S. Dollar
May 14, 2003                                     370,000                     399,600                    --             13,140
                                  European Monetary Unit                 U.S. Dollar
May 29, 2003                                     718,000                     396,336                    --              3,927
                                      New Zealand Dollar                 U.S. Dollar
                                                                                                       ---            -------
Total                                                                                                  $--            $43,722
                                                                                                       ---            -------

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by Equity Portfolio are as follows:

                                        Year ended April 30, 2003
                                   Puts                         Calls
                         Contracts      Premiums      Contracts     Premiums
Balance April 30, 2002         --     $      --             --   $        --
Opened                      6,675       929,462         15,551     3,407,070
Closed                     (1,545)     (220,883)        (5,919)   (1,364,562)
Exercised                      --            --         (5,632)   (1,534,523)
Expired                    (2,130)     (357,588)        (1,000)     (186,994)
                           ------      --------         ------      --------
Balance April 30, 2003      3,000     $ 350,991          3,000   $   320,991
                            -----     ---------          -----   -----------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by Managed Portfolio are as follows:

                                        Year ended April 30, 2003
                                   Puts                         Calls
                         Contracts      Premiums      Contracts      Premiums
Balance April 30, 2002         --      $     --             --     $      --
Opened                        150        76,363            217       154,586
Closed                       (140)      (72,184)          (157)     (112,326)
Exercised                      --            --            (50)      (39,644)
                               --      --------             --     ---------
Balance April 30, 2003         10      $  4,179             10     $   2,616
                               --      --------             --     ---------

See "Summary of significant accounting policies."

7. INTEREST RATE FUTURES CONTRACTS

As of April 30, 2003, Managed Portfolio's investments in securities included securities valued at $240,992 that were pledged as collateral to cover initial margin deposits on 45 open purchase contracts and 62 open sale contracts. The notional market value of the open purchase contracts as of April 30, 2003 was $5,167,500 with a net unrealized gain of $30,890. The notional market value of the open sale contracts as of April 30, 2003 was $7,058,406 with a net unrealized loss of $21,193. See "Summary of significant accounting policies."

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs were as follows as of April 30, 2003:

Fund                                                Carry-over   Expiration date
Equity Portfolio                                  $677,105,977      2010-2012
Equity Income Portfolio                                626,460      2011-2012
Income Portfolio                                     3,812,792      2009-2010
International Equity Portfolio                     161,266,713      2009-2012
Managed Portfolio                                  141,396,124      2010-2012

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
30   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

Equity Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                             2003              2002          2001         2000         1999
Net asset value, beginning of period                    $15.38            $23.37       $ 47.72       $27.80       $33.96
Income from investment operations:
Net investment income (loss)                               .01                --          (.06)        (.18)        (.06)
Net gains (losses) (both realized and unrealized)        (3.53)            (5.03)       (13.78)       20.10        (1.17)
Total from investment operations                         (3.52)            (5.03)       (13.84)       19.92        (1.23)
Less distributions:
Dividends from net investment income                      (.01)               --            --           --           --
Distributions from realized gains                           --             (2.91)       (10.51)          --        (4.93)
Tax return of capital                                     (.01)             (.05)           --           --           --
Total distributions                                       (.02)            (2.96)       (10.51)          --        (4.93)
Net asset value, end of period                          $11.84            $15.38       $ 23.37       $47.72       $27.80

Ratios/supplemental data
Net assets, end of period (in thousands)              $545,728          $790,561    $1,092,695   $1,714,508     $988,937
Ratio of expenses to average daily net assets(b)          .74%              .73%          .73%         .72%         .73%
Ratio of net investment income (loss)
    to average daily net assets                           .09%             (.02%)        (.18%)       (.46%)       (.26%)
Portfolio turnover rate
   (excluding short-term securities)                      250%              228%          136%         126%         130%
Total return(c)                                        (23.02%)          (23.68%)      (37.21%)      71.66%       (2.80%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

Equity Income Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                             2003              2002          2001        2000(b)
Net asset value, beginning of period                    $10.03            $10.18        $ 9.54       $10.00
Income from investment operations:
Net investment income (loss)                               .16               .13           .11          .05
Net gains (losses) (both realized and unrealized)        (2.08)             (.15)          .64         (.46)
Total from investment operations                         (1.92)             (.02)          .75         (.41)
Less distributions:
Dividends from net investment income                      (.16)             (.12)         (.11)        (.05)
Distributions from realized gains                         (.01)             (.01)           --           --
Total distributions                                       (.17)             (.13)         (.11)        (.05)
Net asset value, end of period                          $ 7.94            $10.03        $10.18       $ 9.54

Ratios/supplemental data
Net assets, end of period (in thousands)                $7,211            $6,827        $3,945       $2,286
Ratio of expenses to average daily net assets(c),(d)      .80%              .80%          .80%         .81%(f)
Ratio of net investment income (loss)
    to average daily net assets                          2.05%             1.43%         1.15%        1.15%(f)
Portfolio turnover rate
   (excluding short-term securities)                       40%               39%          112%          20%
Total return(e)                                        (19.06%)            (.19%)        7.92%       (4.12%)(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 17, 1999 (commencement of operations) to April 30, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratios of expenses to average daily net assets would have been 1.83%, 1.44%, 1.90% and 3.91% for the periods ended 2003, 2002, 2001 and
     2000, respectively.

(e) Total return does not reflect the expenses that apply to the subaccounts or the policies.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
31   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Government Securities Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                             2003              2002          2001         2000         1999
Net asset value, beginning of period                    $10.34            $10.18        $ 9.64       $10.13       $10.18
Income from investment operations:
Net investment income (loss)                               .42               .51           .55          .52          .53
Net gains (losses) (both realized and unrealized)          .50               .16           .54         (.44)         .04
Total from investment operations                           .92               .67          1.09          .08          .57
Less distributions:
Dividends from net investment income                      (.42)             (.51)         (.55)        (.53)        (.53)
Distributions from realized gains                           --                --            --         (.04)        (.09)
Total distributions                                       (.42)             (.51)         (.55)        (.57)        (.62)
Net asset value, end of period                          $10.84            $10.34        $10.18       $ 9.64       $10.13

Ratios/supplemental data
Net assets, end of period (in thousands)               $32,119           $22,822       $19,653      $18,491      $21,935
Ratio of expenses to average daily net assets(b)          .80%(c)           .80%(c)       .80%(c)      .81%         .80%(c)
Ratio of net investment income (loss)
    to average daily net assets                          3.89%             4.94%         5.53%        5.40%        5.19%
Portfolio turnover rate
   (excluding short-term securities)                       84%               39%           76%         123%          89%
Total return(d)                                          9.10%             6.63%        11.55%         .86%        5.73%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratios of expenses to average daily net assets would have been 0.87%, 0.83%, 0.81% and 0.87% for the years ended 2003, 2002, 2001 and
     1999, respectively.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

Income Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                             2003              2002          2001         2000         1999
Net asset value, beginning of period                     $9.56             $9.47         $9.17        $9.89       $10.28
Income from investment operations:
Net investment income (loss)                               .47               .54           .64          .64          .67
Net gains (losses) (both realized and unrealized)          .35               .09           .25         (.67)        (.32)
Total from investment operations                           .82               .63           .89         (.03)         .35
Less distributions:
Dividends from net investment income                      (.47)             (.54)         (.59)        (.64)        (.67)
Distributions from realized gains                           --                --            --           --         (.07)
Excess distributions from net investment income             --                --            --         (.05)          --
Total distributions                                       (.47)             (.54)         (.59)        (.69)        (.74)
Net asset value, end of period                           $9.91             $9.56         $9.47        $9.17       $ 9.89

Ratios/supplemental data
Net assets, end of period (in thousands)              $100,710          $101,549      $103,685      $92,351      $97,578
Ratio of expenses to average daily net assets(b)          .77%              .77%          .75%         .74%         .75%
Ratio of net investment income (loss)
    to average daily net assets                          4.90%             5.63%         6.82%        6.71%        6.65%
Portfolio turnover rate
   (excluding short-term securities)                      223%               98%           83%          50%          22%
Total return(c)                                          8.65%             6.88%         9.94%        (.25%)       3.52%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

--------------------------------------------------------------------------------
32   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

International Equity Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                             2003              2002          2001         2000         1999
Net asset value, beginning of period                    $10.97            $13.29        $21.82       $19.04       $18.33
Income from investment operations:
Net investment income (loss)                               .12               .06           .10          .13          .18
Net gains (losses) (both realized and unrealized)        (2.22)            (2.29)        (5.11)        3.13         1.32
Total from investment operations                         (2.10)            (2.23)        (5.01)        3.26         1.50
Less distributions:
Dividends from net investment income                      (.10)             (.09)         (.10)        (.12)        (.17)
Distributions from realized gains                           --                --         (3.42)        (.36)        (.62)
Total distributions                                       (.10)             (.09)        (3.52)        (.48)        (.79)
Net asset value, end of period                          $ 8.77            $10.97        $13.29       $21.82       $19.04

Ratios/supplemental data
Net assets, end of period (in thousands)              $158,630          $223,649      $299,920     $379,213     $283,001
Ratio of expenses to average daily net assets(b)         1.05%             1.02%         1.00%        1.02%        1.05%
Ratio of net investment income (loss)
    to average daily net assets                          1.25%              .57%          .59%         .60%        1.01%
Portfolio turnover rate
   (excluding short-term securities)                       91%              224%          209%         124%          67%
Total return(c)                                        (19.15%)          (16.83%)      (26.76%)      17.44%        8.27%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

Managed Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                             2003              2002          2001         2000         1999
Net asset value, beginning of period                    $13.73            $16.02        $23.56       $20.08       $19.81
Income from investment operations:
Net investment income (loss)                               .24               .22           .36          .40          .41
Net gains (losses) (both realized and unrealized)        (2.36)            (2.28)        (6.62)        3.69         1.49
Total from investment operations                         (2.12)            (2.06)        (6.26)        4.09         1.90
Less distributions:
Dividends from net investment income                      (.24)             (.23)         (.34)        (.40)        (.41)
Distributions from realized gains                           --                --          (.94)        (.21)       (1.22)
Total distributions                                       (.24)             (.23)        (1.28)        (.61)       (1.63)
Net asset value, end of period                          $11.37            $13.73        $16.02       $23.56       $20.08

Ratios/supplemental data
Net assets, end of period (in thousands)              $352,520          $474,576      $588,084     $826,549     $685,154
Ratio of expenses to average daily net assets(b)          .75%              .74%          .72%         .72%         .74%
Ratio of net investment income (loss)
    to average daily net assets                          2.06%             1.48%         1.73%        1.87%        2.23%
Portfolio turnover rate
   (excluding short-term securities)                      183%              100%           69%          63%          96%
Total return(c)                                        (15.46%)          (12.91%)      (27.93%)      20.79%       10.52%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

--------------------------------------------------------------------------------
33   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Money Market Portfolio

Per share income and capital changes(a)
Fiscal period ended April 30,                             2003              2002          2001         2000         1999
Net asset value, beginning of period                     $1.00             $1.00         $1.00        $1.00        $1.00
Income from investment operations:
Net investment income (loss)                               .01               .03           .06          .05          .05
Less distributions:
Dividends from net investment income                      (.01)             (.03)         (.06)        (.05)        (.05)
Net asset value, end of period                           $1.00             $1.00         $1.00        $1.00        $1.00

Ratios/supplemental data
Net assets, end of period (in thousands)               $65,572           $69,429       $69,662      $57,143      $45,564
Ratio of expenses to average daily net assets(b)          .55%              .54%          .53%         .59%         .60%
Ratio of net investment income (loss)
    to average daily net assets                          1.07%             2.54%         5.74%        4.99%        4.72%
Total return(c)                                          1.08%             2.60%         5.89%        5.11%        4.84%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

--------------------------------------------------------------------------------
34   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Equity Portfolio

April 30, 2003
(Percentages represent value of investments compared to net assets)

Common stocks (92.6%)
Issuer                                              Shares           Value(a)

Aerospace & defense (1.6%)
DRS Technologies                                   314,900(b)      $8,820,349

Banks and savings & loans (1.3%)
New York Community
   Bancorp                                         207,300          7,197,456

Building materials & construction (1.0%)
Fluor                                              156,500          5,410,205

Chemicals (2.7%)
Rohm & Haas                                        236,700          7,837,137
Sigma-Aldrich                                      138,000          6,875,160
Total                                                              14,712,297

Communications equipment & services (0.5%)
Flextronics Intl                                   313,600(b,c)     2,744,000

Computer software & services (7.9%)
Adaptec                                          1,447,700(b)       9,902,268
Adobe Systems                                      400,400         13,837,824
Advent Software                                    571,000(b)       7,188,890
Network Associates                                 365,500(b)       4,177,665
PeopleSoft                                         300,000(b,h)     4,509,000
VeriSign                                           270,900(b)       3,364,578
Total                                                              42,980,225

Computers & office equipment (9.2%)
Cisco Systems                                      191,200(b)       2,875,648
Comverse Technology                                422,700(b)       5,524,689
Dendrite Intl                                      470,900(b)       4,822,016
Fiserv                                             175,400(b)       5,163,776
Intl Business Machines                              97,300          8,260,770
Mentor Graphics                                    598,600(b)       6,237,412
Network Appliance                                  276,400(b)       3,670,592
QLogic                                             138,500(b)       6,092,615
SEI Investments                                    287,700          7,575,141
Total                                                              50,222,659

Electronics (8.4%)
Altera                                             245,300(b)       3,878,193
Integrated Circuit Systems                         232,900(b)       5,058,588
KLA-Tencor                                         199,500(b)       8,179,500
Lam Research                                       412,100(b)       5,987,813
Linear Technology                                  242,900          8,372,763
Maxim Integrated Products                          253,600          9,963,944
Xilinx                                             158,900(b)       4,301,423
Total                                                              45,742,224

Energy (0.5%)
Forest Oil                                         138,000(b)       2,867,640

Energy equipment & services (2.6%)
ENSCO Intl                                         209,900          5,331,460
Nabors Inds                                        140,900(b,c)     5,523,280
Weatherford Intl                                    78,600(b)       3,162,078
Total                                                              14,016,818

Financial services (2.2%)
Janus Capital Group                                431,400          5,996,460
Legg Mason                                         106,700          5,793,810
Total                                                              11,790,270

Food (1.5%)
Hershey Foods                                       57,100          3,725,775
Sensient Technologies                              203,300          4,492,930
Total                                                               8,218,705

Furniture & appliances (1.6%)
Black & Decker                                     211,300          8,716,125

Health care (12.4%)
American Medical
   Systems Holdings                                179,300(b)       2,845,491
Andrx Group                                        139,100(b)       2,245,074
Biomet                                             276,000          8,406,960
Cephalon                                           176,700(b)       7,216,428
Chiron                                             136,000(b)       5,552,880
Forest Laboratories                                207,600(b)      10,737,079
Gilead Sciences                                    192,000(b)       8,858,880
IDEC Pharmaceuticals                               192,500(b)       6,304,375
MedImmune                                          198,400(b)       6,997,568
Mettler-Toldeo Int'l                               160,300(b,c)     5,690,650
VISX                                               200,000(b)       3,132,000
Total                                                              67,987,385

Health care services (8.1%)
AdvancePCS                                         270,500(b)       8,131,230
Anthem                                              59,800(b)       4,104,672
Apria Healthcare Group                             364,200(b)       8,540,490
Cell Genesys                                        41,800(b)         372,856
Express Scripts Cl A                               143,400(b)       8,454,864
Inveresk Research Group                            103,300(b)       1,485,454
Mid Atlantic
   Medical Services                                200,500(b)       8,731,775
VCA Antech                                         272,100(b)       4,568,287
Total                                                              44,389,628

Industrial equipment & services (4.3%)
Clarcor                                            219,300          8,204,013
Donaldson                                          148,300          5,920,136
Harsco                                              82,700          2,850,669
Thermo Electron                                    354,260(b)       6,436,904
Total                                                              23,411,722

Insurance (0.5%)
Willis Group Holdings                               78,850(c)       2,459,332

Leisure time & entertainment (1.0%)
Harley-Davidson                                    128,000          5,688,320

Media (5.2%)
Clear Channel
   Communications                                  140,800(b)       5,506,688
Monster Worldwide                                  547,900(b)       9,188,283
New York Times Cl A                                 56,800          2,634,384
Univision
   Communications Cl A                             361,100(b)      10,934,108
Total                                                              28,263,463

Multi-industry conglomerates (2.4%)
ARAMARK Cl B                                       238,800(b)       5,482,848
Danaher                                             79,800          5,504,604
Valmont Inds                                       103,300          1,995,756
Total                                                              12,983,208

Restaurants & lodging (2.1%)
Brinker Intl                                       164,800(b)       5,232,400
Starbucks                                          255,600(b)       6,004,044
Total                                                              11,236,444

Retail (11.2%)
99 Cents Only Stores                               248,300(b)       7,314,918
American Eagle Outfitters                          515,800(b)       9,026,500
Barnes & Noble                                     142,200(b)       2,801,340
Bed Bath & Beyond                                  151,000(b)       5,966,010
CDW Computer Centers                               210,100(b)       8,958,664
Dollar General                                     502,600          7,307,804
Family Dollar Stores                               242,600          8,294,494
Talbots                                            201,400          5,770,110
TJX Companies                                      294,600          5,671,050
Total                                                              61,110,890

Transportation (1.0%)
Swift Transportation                               308,700(b)       5,593,644

Utilities -- electric (2.2%)
MDU Resources Group                                191,900          5,710,944
PNM Resources                                      294,700          6,539,393
Total                                                              12,250,337

Utilities -- gas (1.2%)
Equitable Resources                                121,500          4,668,030
Questar                                             66,500          2,008,300
Total                                                               6,676,330

Total common stocks
(Cost: $475,899,860)                                             $505,489,676

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
35   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Equity Portfolio

Preferred stocks & other (1.6%)
Issuer                                              Shares             Value(a)

Aurgin Systems                                   1,371,586(b,f,g)         $--
Bluestream Ventures LP                           2,750,000(b,e,f)     930,119
CBeyond
  Communications                                     8,990(b,f,g)          --
CBeyond
  Communications Cl B                            1,415,302(b,e,f)   1,415,302
Dia Dexus
  Cv Series C                                      477,419(b,f)     1,849,999
Fibrogen
  Cv Series E                                      668,151(b,f)     1,799,999
Marketsoft
  Cv                                               362,705(b,f)       181,353
Mars
  Cv                                             2,702,703(b,f,g)          --
  Cv Series G                                    1,428,000(b,f,g)          --
Nobex
  Series E                                       1,200,000(b,f)       840,000
Portera
  Series G                                         765,672(b,f,g)          --
Retail Exchange.com                             1,257,143(b,f,g)           --
  Warrants                                          27,947(b,f,g)          --
Therox
  Cv Series H                                      438,203(b,f)     1,752,812
Vcommerce
  Cv Series C                                     427,468(b,f)          8,549

Total preferred stocks & other
(Cost: $40,955,149)                                                $8,778,133

U.S. government agencies (2.3%)
Federal Home Loan Bank Disc Nt
       06-25-03                   1.19%         $4,900,000         $4,891,592
Federal Natl Mtge Assn Disc Nts
       05-13-03                   1.16             600,000            599,749
       05-14-03                   1.17             700,000            699,682
       05-29-03                   1.15             200,000            199,815
       06-11-03                   1.18           1,800,000          1,797,684
       07-02-03                   1.18           2,000,000          1,995,870
       07-09-03                   1.18           2,300,000          2,294,886
Total                                                              12,479,278
Commercial paper (2.8%)
Danske
       06-04-03                   1.24           3,500,000          3,495,781
Northern Rock
       07-08-03                   1.23           8,900,000(d)       8,878,677
SBC Intl
       05-06-03                   1.24           2,800,000(d)       2,799,421
Total                                                              15,173,879

Total short-term securities
(Cost: $27,653,562)                                               $27,653,157

Total investments in securities
(Cost: $544,508,571)(i)                                          $541,920,966

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
36   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Equity Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of April 30, 2003, the value of foreign securities represented 3.0% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2003, is as follows:

     Security                               Acquisition              Cost
       dates
     Aurgin Systems                          12-16-99             $3,374,102
     Bluestream Ventures LP           06-28-00 thru 02-18-03       2,610,225
     CBeyond Communications           03-23-00 thru 11-21-01       3,112,788
     CBeyond Communications CI B             11-21-02              1,415,302
     Dia Dexus
       Cv Series C                           04-03-00              3,699,997
     Fibrogen
       Cv Series E                           05-17-00              2,999,998
     Marketsoft
       Cv                                    12-11-00              1,770,000
     Mars
       Cv                                    02-17-99              5,000,000
       Cv Series G                           12-01-99              3,000,000
     Nobex
       Series E                              05-04-99              3,000,000
     Portera
       Series G                              11-10-00              2,565,001
     Retail Exchange.com                     11-29-00              4,400,001
       Warrants                              11-29-00                 --
     Therox
       Cv Series H                           09-05-00              2,015,734
     Vcommerce
       Cv Series C                           07-21-00              1,992,001

(g)  Negligible market value.

(h) At April 30, 2003, securities valued at $4,509,000 were held to cover open call options written as follows (see Note 6 to the financial statements):

     Issuer          Contracts     Exercise       Expiration       Value(a)
                                     price           date
     PeopleSoft        3,000        $17.50         May 2003         $22,500

     At April 30, 2003, cash or short-term securities were designated to cover open put options written as follows (see Note 6 to the financial statements):

     Issuer          Contracts     Exercise       Expiration       Value(a)
                                     price           date
     PeopleSoft        3,000        $15.00         May 2003        $157,500

(i) At April 30, 2003, the cost of securities for federal income tax purposes was $558,328,096 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 37,099,063
     Unrealized depreciation                                    (53,506,193)
                                                                -----------
     Net unrealized depreciation                               $(16,407,130)
                                                               ------------

--------------------------------------------------------------------------------
37   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Equity Income Portfolio

April 30, 2003
(Percentages represent value of investments compared to net assets)

Common stocks (97.1%)
Issuer                                              Shares           Value(a)

Aerospace & defense (1.6%)
Goodrich                                             5,118            $72,010
Rockwell Automation                                  1,950             44,460
Total                                                                 116,470

Airlines (1.7%)
AMR                                                  7,522(b)          33,774
Continental Airlines Cl B                            3,966(b)          36,170
Delta Air Lines                                      2,300             29,417
Northwest Airlines Cl A                              3,100(b)          25,513
Total                                                                 124,874

Automotive & related (2.4%)
Eaton                                                  949             77,884
General Motors                                       2,559             92,252
Total                                                                 170,136

Banks and savings & loans (4.8%)
Bank of America                                      1,900            140,696
FleetBoston Financial                                2,145             56,885
J.P. Morgan Chase                                    1,221             35,836
Washington Mutual                                    2,886            113,997
Total                                                                 347,414

Building materials & construction (2.1%)
Fluor                                                1,502             51,924
Hanson ADR                                           3,566(c)          99,919
Total                                                                 151,843

Chemicals (2.6%)
Dow Chemical                                         5,305            173,156
Imperial Chemical Inds ADR                           1,426(c)          11,978
Total                                                                 185,134

Communications equipment & services (2.5%)
Nokia ADR                                            2,250(c)          37,283
Verizon Communications                               3,766            140,773
Total                                                                 178,056

Computers & office equipment (2.4%)
Electronic Data Systems                              2,700             49,005
Hewlett-Packard                                      4,180             68,134
Pitney Bowes                                         1,614             56,668
Total                                                                 173,807

Energy (8.9%)
BP ADR                                               2,369(c)          91,301
Burlington Resources                                   350             16,209
ChevronTexaco                                        1,725            108,347
ConocoPhillips                                       1,196             60,159
Devon Energy                                           443             20,931
Kerr-McGee                                           2,637            111,044
Marathon Oil                                         4,268             97,182
Petroleo Brasileiro ADR                              3,604(c)          66,854
Unocal                                               2,490             68,973
Total                                                                 641,000

Energy equipment & services (2.5%)
Halliburton                                          1,150             24,622
McDermott Intl                                       9,351(b)          30,391
Schlumberger                                           600             25,158
Tidewater                                            3,811            102,515
Total                                                                 182,686

Financial services (10.6%)
Citigroup                                            6,472            254,025
Lehman Brothers Holdings                             3,579            225,370
MBNA                                                 5,950            112,455
Merrill Lynch                                        1,850             75,943
Morgan Stanley                                       2,135             95,541
Total                                                                 763,334

Food (1.6%)
Archer-Daniels-Midland                               3,495             38,725
SUPERVALU                                            4,793             78,940
Total                                                                 117,665

Furniture & appliances (1.5%)
Whirlpool                                            2,025            108,317

Health care (0.7%)
Schering-Plough                                      2,600             47,060

Health care services (2.7%)
PacifiCare Health Systems                            6,226(b)         198,236

Industrial equipment & services (7.5%)
Caterpillar                                          4,103            215,818
Ingersoll-Rand Cl A                                  3,551(c)         156,528
Parker-Hannifin                                      2,346             95,435
Tomkins ADR                                          5,212(c)          69,841
Total                                                                 537,622

Insurance (14.0%)
ACE                                                  3,021(c)          99,935
Hartford Financial
   Services Group                                      837             34,116
Jefferson-Pilot                                      1,721             68,995
Lincoln Natl                                         1,753             56,026
Loews                                                2,567            105,940
SAFECO                                               3,050            117,456
St. Paul Companies                                   3,531            121,255
Torchmark                                            1,719             66,611
Travelers Property
   Casualty Cl A                                    10,142            164,604
UnumProvident                                        1,850             21,275
XL Capital Cl A                                      1,892(c)         155,711
Total                                                               1,011,924

Leisure time & entertainment (1.5%)
Royal Caribbean Cruises                              5,872            109,043

Media (1.5%)
Comcast Cl A                                         1,093(b)          34,878
Donnelley (RR) & Sons                                3,595             72,475
Total                                                                 107,353

Metals (1.6%)
Alcoa                                                3,829             87,799
Martin Marietta Materials                            1,003             29,659
Total                                                                 117,458

Multi-industry conglomerates (8.6%)
Crane                                                3,101             60,563
Diebold                                              2,495             99,750
Dover                                                1,417             40,725
Eastman Kodak                                        1,786             53,419
Honeywell Intl                                       3,835             90,506
Monsanto                                             4,158             72,349
Textron                                              3,404            100,384
YORK Intl                                            4,201            100,404
Total                                                                 618,100

Paper & packaging (2.7%)
Abitibi-Consolidated                                 7,848(c)          54,936
Intl Paper                                           4,004            143,143
Total                                                                 198,079

Real estate investment trust (2.5%)
Crescent Real Estate Equities                        9,971            141,389
Starwood Hotels &
    Resorts Worldwide                                1,381             37,066
Total                                                                 178,455

Retail (1.0%)
Limited Brands                                       5,200             75,608

Transportation (2.3%)
Burlington Northern
   Santa Fe                                          5,908            166,369

Utilities -- gas (0.8%)
El Paso                                              7,500             56,250

Utilities -- telephone (4.4%)
AT&T                                                 2,251             38,380
BellSouth                                            4,700            119,802
SBC Communications                                   3,300             77,088
Sprint (FON Group)                                   7,184             82,688
Total                                                                 317,958

Total common stocks
(Cost: $7,476,555)                                                 $7,000,251

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
38   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Equity Income Portfolio

Preferred stocks (0.6%)
Issuer                                              Shares           Value(a)

Baxter Intl
   7.00% Cv                                            500            $22,065
Xerox
   7.50% Cv                                            300(d)          19,838

Total preferred stocks
(Cost: $40,000)                                                       $41,903

Total investments in securities
(Cost: $7,516,555)(e)                                              $7,042,154

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of April 30, 2003, the value of foreign securities represented 11.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) At April 30, 2003, the cost of securities for federal income tax purposes was $7,621,060 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 364,721
     Unrealized depreciation                                       (943,627)
                                                                   --------
     Net unrealized depreciation                                  $(578,906)
                                                                  ---------

--------------------------------------------------------------------------------
39   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Government Securities Portfolio

April 30, 2003
(Percentages represent value of investments compared to net assets)
Bonds (98.7%)
Issuer                           Coupon           Principal        Value(a)
                                  rate             amount

Mortgage-backed securities (49.6%)
Federal Home Loan Mtge Corp
       06-01-12                   7.00%            $39,479            $42,210
       01-01-13                   6.00             124,567            130,509
       07-01-17                   6.00             179,128            187,156
       03-01-22                   6.00             464,029            484,676
       07-01-32                   7.00             818,967            863,734
       05-01-33                   5.50           1,000,000(b)       1,027,190
Federal Natl Mtge Assn
       06-01-10                   6.50              80,355             85,672
       04-01-13                   5.50             190,556            199,431
       07-01-13                   6.50             148,305            157,290
       06-01-14                   6.50             216,124            229,219
       09-01-14                   7.00             163,533            174,709
       01-01-15                   6.50             270,606            286,899
       03-01-15                   7.00              28,603             30,558
       05-01-17                   5.50             415,873            432,916
       06-01-17                   6.00             944,036            989,578
       04-01-18                   5.50             500,000            520,480
       05-01-18                   4.50             175,000(b)         177,242
       05-01-18                   5.00           1,000,000(b)       1,030,940
       06-01-18                   5.00             175,000(b)         179,704
       03-01-23                   9.00              17,385             19,409
       09-01-25                   7.00              42,873             45,503
       05-01-29                   7.00             182,089            192,964
       05-01-30                   8.50               8,956              9,666
       06-01-30                   8.50              11,192             12,079
       05-01-32                   6.50             398,611            416,481
       08-01-32                   6.50           1,864,724          1,948,319
       08-01-32                   7.00              73,926             78,140
       10-01-32                   6.00           1,491,277          1,554,017
       12-01-32                   6.50             303,139            316,729
       01-01-33                   6.00             296,475            308,948
       01-01-33                   7.00              67,771             71,605
       03-01-33                   6.50             732,591            765,433
       03-31-33                   5.50             250,000(b)         257,227
       04-01-33                   5.50             100,000            102,894
       04-01-33                   6.00             699,330            728,760
       07-01-33                   5.50             250,000(b)         254,765
   Collateralized Mtge Obligation
       08-25-41                   7.50             167,057            183,346
Govt Natl Mtge Assn
       05-15-17                   8.00               2,991              3,286
       07-16-18                   2.58             298,986            297,320
       10-15-27                   7.00             138,554            147,304
       10-16-27                   5.00             125,000            131,390
       07-15-28                   6.50             443,279            466,828
       03-15-31                   8.00             183,422            198,315
   Collateralized Mtge Obligation
       06-16-21                   2.75             199,521            199,529
Total                                                              15,940,370

U.S. government obligations & agencies (48.1%)
Federal Farm Credit Bank
       10-01-04                   2.38             500,000            507,120
       12-15-04                   3.88             100,000            103,817
       06-19-07                   6.75             125,000            144,353
Federal Home Loan Bank
       10-15-04                   3.63             250,000            258,084
       08-15-05                   6.88             900,000          1,003,735
Federal Home Loan Mtge Corp
       12-20-07                   3.53             450,000            461,617
       07-15-12                   5.13             250,000            268,447
       01-15-13                   4.50             800,000            817,191
Federal Natl Mtge Assn
       02-15-08                   5.75             500,000            561,158
       05-01-30                   6.00             345,000(b)         357,938
Housing Urban Development
       08-01-06                   3.45           2,000,000          2,066,995
Resolution Funding Corp
       10-15-19                   8.13             400,000            540,124
   Zero Coupon
       04-15-05                   5.66             200,000(c)         193,703
Small Business Administration Participation Ctfs
       09-01-11                   5.89             535,000            569,258
       08-01-21                   6.34             470,938            519,080
Student Loan Mtge Assn
       03-15-06                   5.25             250,000            271,415
       12-15-32                   2.25             250,000            249,708
U.S. Treasury
       09-30-04                   1.88             650,000            655,485
       05-15-05                   6.75           1,550,000          1,712,266
       11-15-05                   5.75             300,000            329,707
       11-15-05                   5.88             575,000            633,533
       11-15-06                   3.50             200,000            208,484
       08-15-07                   6.13             100,000            114,387
       02-15-15                  11.25             250,000            416,074
       05-15-17                   8.75             300,000            436,137
       08-15-23                   6.25             725,000            858,672
       11-15-24                   7.50             145,000            196,979
       08-15-27                   6.38             100,000            121,012
       08-15-28                   5.50             250,000            271,777
       11-15-28                   5.25             450,000            472,992
   Zero Coupon
       05-15-18                   5.34             150,000(c)          71,584
       08-15-20                   5.27             150,000(c)          62,063
Total                                                              15,454,895

Financial services (1.0%)
Vende Mtge Trust
   Collateralized Mtge Obligation
   Series 2003-1 Cl D
       12-15-25                   5.75             300,000            317,203
Total bonds
(Cost: $30,545,912)                                               $31,712,468

Short-term securities (9.6%)
Issuer                         Annualized          Amount          Value(a)
                              yield on date      payable at
                               of purchase        maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
       05-02-03                   1.23%           $500,000           $499,965
Federal Home Loan Mtge Corp Disc Nt
       05-22-03                   1.22             500,000            499,654
Federal Natl Mtge Assn Disc Nts
       05-07-03                   1.23             500,000            499,897
       06-02-03                   1.18             400,000            399,567
       06-18-03                   1.17             500,000            499,249
       07-16-03                   1.20             700,000            698,287

Total short-term securities
(Cost: $3,096,561)                                                 $3,096,619

Total investments in securities
(Cost: $33,642,473)(d)                                            $34,809,087

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
40   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Government Securities Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At April 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $3,259,059.

(c) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(d) At April 30, 2003, the cost of securities for federal income tax purposes was $33,642,473 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $1,184,139
     Unrealized depreciation                                        (17,525)
                                                                    -------
     Net unrealized appreciation                                 $1,166,614
                                                                 ----------

--------------------------------------------------------------------------------
41   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Income Portfolio

April 30, 2003
(Percentages represent value of investments compared to net assets)

Bonds (98.5%)
Issuer                           Coupon           Principal        Value(a)
                                  rate             amount

Government obligations & agencies (30.7%)
Australian Government
   (Australian Dollar)
       07-15-05                   7.50%            760,000(c)        $504,114
Canadian Government
   (Canadian Dollar)
       09-01-04                   5.00             700,000(c)         497,231
Federal Home Loan Mtge Corp
       01-15-06                   5.25           3,000,000          3,252,771
Federal Natl Mtge Assn
       03-15-11                   5.50           3,000,000          3,318,574
       02-21-13                   4.75           1,000,000          1,002,490
Federal Republic of Germany
   (European Monetary Unit)
       01-04-10                   5.38             400,000(c)         488,966
Govt of New Zealand
   (New Zealand Dollar)
       02-15-05                   6.50             900,000(c)         514,293
U.S. Treasury
       05-31-04                   3.25             920,000            940,521
       10-31-04                   2.13           1,000,000          1,012,148
       11-15-05                   5.75           2,800,000          3,077,264
       05-15-06                   4.63             780,000            840,175
       11-15-07                   3.00             520,000            527,130
       02-15-08                   3.00           1,950,000          1,970,108
       08-15-09                   6.00           2,300,000          2,662,429
       02-15-13                   3.88           3,681,000          3,685,889
       11-15-16                   7.50           1,200,000          1,580,250
       05-15-18                   9.13           1,800,000          2,713,009
       11-15-21                   8.00           1,000,000          1,402,773
       08-15-29                   6.13             400,000            472,750
       02-15-31                   5.38             520,000            567,409
Total                                                              31,030,294

Mortgage-backed securities (38.5%)
Federal Home Loan Mtge Corp
       08-01-11                   6.50             344,743            364,926
       06-01-14                   6.50           1,771,578          1,871,603
       03-01-22                   6.00           1,392,086          1,454,029
       09-01-22                   6.50             792,402            832,850
       12-01-31                   6.50           1,748,497          1,825,535
       11-01-32                   6.50             931,661(f)         972,709
       05-01-33                   5.50           1,470,000(f)       1,509,969
   Collateralized Mtge Obligation
       06-15-20                   8.00              37,045             39,557
Federal Natl Mtge Assn
       06-01-10                   6.50             241,066            257,014
       02-01-11                   6.00             499,771            526,909
       01-25-12                   3.97             481,692            493,993
       01-01-13                   4.92             388,723            401,468
       02-01-13                   4.87           1,015,000          1,056,552
       09-01-13                   6.00             633,032            665,130
       11-01-13                   6.00             666,745            700,553
       05-01-15                   5.50           2,500,000(f)       2,599,999
       01-01-17                   6.00             717,175            751,836
       12-01-17                   5.50             967,642          1,007,298
       05-01-18                   4.50             750,000(f)         759,608
       06-01-18                   5.00           2,250,000(f)       2,305,393
       07-01-18                   4.50             500,000(f)         501,560
       01-01-23                   6.50             428,877            451,519
       07-01-26                   7.00             372,205            394,434
       08-01-31                   7.50           1,132,347          1,206,692
       11-01-31                   6.50             395,449(f)         413,175
       06-01-32                   6.50             875,336            914,577
       08-01-32                   6.50             884,686            924,347
       08-01-32                   7.00           1,065,401          1,126,133
       09-01-32                   6.00             955,224            995,815
       10-01-32                   6.00           1,862,611          1,940,973
       01-01-33                   6.00           2,487,766          2,592,428
       01-01-33                   6.50             573,351            599,054
       02-01-33                   5.50             993,087          1,021,837
       03-01-33                   5.50           1,197,878(f)       1,232,541
       03-31-33                   5.50           1,000,000(f)       1,028,906
       04-01-33                   5.50           1,397,469          1,437,908
       04-01-33                   6.00             997,767          1,039,756
   Collateralized Mtge Obligation
       09-25-42                   5.00             180,000            187,088
       10-25-42                   7.50             300,000            330,563
Govt Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
       01-20-32                   0.00           1,000,000(h)         150,962
Total                                                              38,887,199

Aerospace & defense (0.4%)
Alliant Techsystems
   Company Guaranty
       05-15-11                   8.50             100,000            109,000
Northrop Grumman
       03-01-06                   7.00             250,000            278,412
Total                                                                 387,412

Airlines (0.0%)
Northwest Airlines
       02-01-20                   6.81              44,179             35,474

Automotive & related (0.4%)
DaimlerChrysler North America Holding
   Company Guaranty
       01-15-12                   7.30             100,000            113,704
Ford Motor
       10-01-28                   6.63             185,000            150,885
SPX
   Sr Nts
       01-01-13                   7.50             100,000            107,500
Total                                                                 372,089

Banks and savings & loans (2.4%)
AmSouth Bank NA
   Sub Nts
       04-01-13                   4.85             120,000            122,424
Bank of America
       01-15-11                   7.40             300,000            357,894
   Sr Nts
       01-15-13                   4.88             150,000            154,097
Banknorth Group
       05-01-08                   3.75              40,000             40,257
Development Bank of Singapore
   (U.S. Dollar)
       05-15-11                   7.13              80,000(c,d)        91,928
Wachovia
   Sr Nts
       07-15-05                   7.45             350,000            390,481
Washington Mutual
   Collateralized Mtge Obligation
   Series 2003-AR3 Cl A5
       04-25-33                   3.93             240,000            243,983
Washington Mutual Bank
       06-15-11                   6.88             500,000            576,526
Wells Fargo Bank NA
   Sub Nts
       02-01-11                   6.45             350,000            401,592
Total                                                               2,379,182

Beverages & tobacco (0.3%)
Diageo Capital
   (U.S. Dollar)
       03-20-08                   3.38             270,000(c)         269,714

Building materials & construction (1.7%)
Associated Materials
   Company Guaranty
       04-15-12                   9.75              70,000             76,650
Georgia-Pacific
   Sr Nts
       02-01-10                   8.88              55,000(d)          59,263
Masco
       05-03-04                   6.00             250,000            259,929
Nortek
   Sr Sub Nts Series B
       06-15-11                   9.88              50,000             52,000
Pulte Homes
   Sr Nts
       12-15-03                   7.00             300,000            305,354

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
42   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                           Coupon           Principal        Value(a)
                                  rate             amount

Building materials & construction (cont.)
Tyco Intl Group
   (U.S. Dollar) Company Guaranty
       06-15-03                   6.25%           $500,000(c)        $501,885
Weyerhaeuser
       03-15-12                   6.75             400,000            448,103
Total                                                               1,703,184

Chemicals (0.5%)
Airgas
   Company Guaranty
       10-01-11                   9.13             100,000            111,499
Allied Waste North America
   Company Guaranty Series B
       01-01-06                   7.63              95,000             98,563
   Sr Nts
       04-15-13                   7.88              25,000             26,000
Compass Minerals Group
   Company Guaranty
       08-15-11                  10.00              25,000             27,750
Dow Chemical
       02-01-11                   6.13              90,000             96,814
Millennium America
   Sr Nts
       06-15-08                   9.25              30,000(d)          32,850
Noveon
   Company Guaranty Series B
       02-28-11                  11.00              75,000             84,750
Resolution Performance
       04-15-10                   9.50              25,000(d)          26,750
Total                                                                 504,976

Communications equipment & services (1.3%)
AT&T Wireless Services
   Sr Nts
       03-01-31                   8.75             170,000            211,690
Deutsche Telekom Intl Finance
   (U.S. Dollar)
       06-15-10                   8.50             150,000(c)         180,803
DirectTV Holdings/Finance
   Sr Nts
       03-15-13                   8.38             100,000(d)         111,250
EchoStar DBS
   Sr Nts
       01-15-09                   9.13              20,000             22,500
NATG Holdings LLC/Orius Capital
   Company Guaranty Series B
       02-01-10                  12.75              75,000(b)             750
Qwest
       11-01-04                   7.20             105,000            106,050
Verizon Maryland
       03-01-12                   6.13             140,000            155,887
Verizon New England
   Sr Nts
       09-15-11                   6.50             500,000            567,024
Total                                                               1,355,954

Computers & office equipment (0.1%)
Moore North America Finance
   Sr Nts
       01-15-11                   7.88              50,000(d)          53,250

Electronics (0.1%)
L-3 Communications
   Company Guaranty
       06-15-12                   7.63              75,000             82,688

Energy (1.5%)
ConocoPhillips
       05-25-05                   8.50             200,000            225,860
Eott Energy Partners LP/Energy Finance
   Company Guaranty
       10-01-09                  11.00             100,000(b)          73,000
Forest Oil
   Sr Nts
       06-15-08                   8.00              80,000             84,800
Grant Prideco Escrow
   Company Guaranty
       12-15-09                   9.00             120,000            131,400
Kerr-McGee
       10-15-05                   8.13             500,000            560,745
Luscar Coal
   (U.S. Dollar) Sr Nts
       10-15-11                   9.75              60,000(c)          67,800
Newfield Exploration
   Sr Sub Nts
       08-15-12                   8.38             100,000            109,000
Westport Resources
   Company Guaranty
       11-01-11                   8.25             110,000            119,900
XTO Energy
   Sr Nts
       04-15-12                   7.50              55,000             60,500
       04-15-13                   6.25              30,000(d)          31,350
Total                                                               1,464,355

Energy equipment & services (0.2%)
Key Energy Services
   Sr Nts
       03-01-08                   8.38              90,000             96,075
Progress Energy
   Sr Nts
       03-01-06                   6.75             100,000            110,304
Total                                                                 206,379

Financial services (7.4%)
American General Finance
   Sr Nts
       11-01-03                   5.75             500,000            510,781
Bear Stearns Commercial Mtge Securities
   Series 2003-T10 Cl A1
       03-13-40                   4.00             410,000            415,445
Citibank Credit Card Issuance Trust
   Series 2003-A3 Cl A3
       03-10-10                   3.10             300,000            298,578
Citigroup
       02-01-08                   3.50             620,000            625,425
   Sub Nts
       10-01-10                   7.25             790,000            936,536
Credit Suisse First Boston USA
       01-15-12                   6.50             160,000            177,763
GMAC
       09-15-11                   6.88             780,000            794,965
Greenwich Capital Commercial Funding
   Series 2002-C1 Cl A4
       01-11-35                   4.95             460,000            475,342
Household Finance
       10-15-11                   6.38             310,000            339,528
HSBS Holdings
   (U.S. Dollar) Sub Nts
       12-12-12                   5.25             250,000(c)         260,104
Intl Finance
   (U.S. Dollar)
       04-15-08                   3.00             400,000(c)         400,580
John Hancock Financial Services
   Sr Nts
       12-01-08                   5.63             200,000            214,760
LaBranche
   Sr Sub Nts
       03-02-07                  12.00              40,000             43,800
LB-UBS Commercial Mtge Trust
   Series 2002-C4 Cl A4
       09-15-26                   4.56             250,000            256,672
Lehman Brothers Holdings
       01-22-08                   4.00              40,000             41,021
MBNA Credit Card Master Note Trust
   Series 2003-A1 Cl A1
       07-15-10                   3.30             155,000            155,561
Merrill Lynch
       11-15-07                   4.00             160,000            164,039
Morgan Stanley
       06-15-05                   7.75             500,000            558,661
       04-01-08                   3.63             110,000            110,890
       03-01-13                   5.30             290,000            299,547
Nissan Auto Receivables Owner Trust
   Series 2003-A Cl A4
       07-15-08                   2.61              65,000             65,418
SLM
       03-17-08                   3.63             150,000            151,122
TIAA Global Markets
   Company Guaranty
       01-22-08                   3.88             200,000(d)         204,990
Total                                                               7,501,528

Food (0.9%)
Burns Philp Capital Property
   (U.S. Dollar) Sr Sub Nts
       02-15-11                  10.75              25,000(c,d)        26,875
Del Monte
   Company Guaranty Series B
       05-15-11                   9.25              50,000             54,063

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
43   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                           Coupon           Principal        Value(a)
                                  rate             amount
Food (cont.)
General Mills
       02-15-12                   6.00%           $250,000           $274,582
Kellogg
   Series B
       04-01-11                   6.60             150,000            171,254
Kraft Foods
       11-01-11                   5.63             350,000            365,886
Total                                                                 892,660

Health care services (0.2%)
AmerisourceBergen
   Sr Nts
       11-15-12                   7.25             100,000(d)         107,500
Omnicare
   Company Guaranty Series B
       03-15-11                   8.13              83,000             90,470
Paracelsus Healthcare Escrow
   Sr Sub Nts
       08-15-06                     --             350,000(b,e,g)          --
Total                                                                 197,970

Industrial equipment & services (0.1%)
Joy Global
   Company Guaranty Series B
       03-15-12                   8.75              75,000             81,000

Insurance (0.5%)
ASIF Global Financing
       01-17-13                   4.90             200,000(d)         205,060
MetLife
       05-15-05                   3.91             150,000            155,458
Prudential Funding LLC
       05-15-08                   6.60              30,000(d)          33,917
Travelers Property Casualty
       03-15-13                   5.00             130,000(d)         131,269
Total                                                                 525,704

Leisure time & entertainment (0.8%)
AOL Time Warner
   Company Guaranty
       05-01-12                   6.88             190,000            207,234
       05-01-32                   7.70             100,000            111,357
Choctaw Resort Development Enterprises
   Sr Nts
       04-01-09                   9.25             100,000            107,000
United Artists Theatre
       07-01-15                   9.30              78,100             73,414
Viacom
   Company Guaranty
       05-15-11                   6.63             250,000            288,005
Total                                                                 787,010

Media (1.9%)
American Media Operation
   Company Guaranty Series B
       05-01-09                  10.25              60,000             65,100
CanWest Media
   (U.S. Dollar) Sr Nts
       04-15-13                   7.63              75,000(c,d)        78,188
Comcast
       03-15-11                   5.50             190,000            195,438
Comcast Cable Communications
       11-15-08                   6.20             300,000            330,593
Corus Entertainment
   (U.S. Dollar) Sr Sub Nts
       03-01-12                   8.75              55,000(c)          59,125
CSC Holdings
   Sr Nts
       07-15-08                   7.25             100,000            103,000
Hollinger Intl Publishing
   Sr Nts
       12-15-10                   9.00              90,000(d)          96,300
Lamar Media
   Sr Sub Nts
       01-01-13                   7.25              60,000(d)          63,000
Mediacom Broadband LLC
   Company Guaranty
       07-15-13                  11.00              65,000             73,938
Nexstar Finance LLC
   Company Guaranty
       04-01-08                  12.00              50,000             56,313
Quebecor Media
   (U.S. Dollar) Sr Nts
       07-15-11                  11.13              50,000(c)          56,750
Quebecor World
   Company Guaranty
       01-15-07                   7.25             500,000            533,686
Radio One
   Company Guaranty Series B
       07-01-11                   8.88              50,000             55,000
Sinclair Broadcast Group
   Company Guaranty
       03-15-12                   8.00              50,000             52,750
Sun Media
   (U.S. Dollar) Sr Nts
       02-15-13                   7.63              65,000(c,d)        69,235
Total                                                               1,888,416

Miscellaneous (0.4%)
EOP Operating LP
   Sr Nts
       07-15-11                   7.00             200,000            227,463
ERP Operating LP
       04-01-13                   5.20             130,000            132,166
Natl Waterworks
   Sr Sub Nts
       12-01-12                  10.50              50,000(d)          54,500
Total                                                                 414,129

Multi-industry conglomerates (1.6%)
ARAMARK Services
   Company Guaranty
       12-01-06                   7.10             500,000            540,856
Fisher Scientific Intl
   Sr Sub Nts
       05-01-12                   8.13              75,000(d)          80,625
General Electric
       02-01-13                   5.00             715,000            738,717
General Electric Capital
       06-15-12                   6.00             200,000            220,900
Vivendi Universal
   (U.S. Dollar) Sr Nts
       04-15-10                   9.25              35,000(c,d)        39,262
Total                                                               1,620,360

Paper & packaging (0.3%)
Ball
   Company Guaranty
       12-15-12                   6.88              60,000             63,000
Cascades
   (U.S. Dollar) Sr Nts
       02-15-13                   7.25              85,000(c,d)        89,675
Domtar
   (U.S. Dollar)
       10-15-11                   7.88              20,000(c)          23,631
Owens-Brockway Glass
       05-15-11                   7.75              40,000(d,f)        41,162
Stone Container
   Sr Nts
       02-01-08                   9.25              50,000             55,250
Total                                                                 272,718

Restaurants & lodging (0.1%)
Hilton Hotels
       12-01-12                   7.63              45,000             47,250
Park Place Entertainment
   Sr Sub Nts
       05-15-11                   8.13              50,000             52,875
Total                                                                 100,125

Retail (0.6%)
Flooring America
   Company Guaranty
       10-15-07                   9.25             185,000(b)              19
Kroger
   Sr Nts
       07-15-06                   8.15             500,000            569,781
Remington Arms
   Company Guaranty
       02-01-11                  10.50              35,000(d)          37,800
Total                                                                 607,600

Transportation (0.7%)
Canadian Natl Railways
   (U.S. Dollar)
       10-15-11                   6.38             250,000(c)         282,471
CSX
       03-15-11                   6.75             200,000            226,750
Interpool
       08-01-07                   7.35              75,000             71,719
Union Pacific
       01-15-11                   6.65             120,000            136,108
Total                                                                 717,048

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
44   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Issuer                           Coupon           Principal        Value(a)
                                  rate             amount

Utilities -- electric (2.1%)
Carolina Power & Light
       07-15-12                   6.50%            $30,000            $33,967
Cincinnati Gas & Electric
       09-15-12                   5.70              40,000             42,521
Cleveland Electric Illuminating
       1st Mtge Series B
       05-15-05                   9.50             250,000            250,495
Consumers Energy
       1st Mtge
       04-15-08                   4.25              90,000(d)          90,727
Duke Energy
       03-05-08                   3.75             100,000(d)         100,883
Florida Power
       1st Mtge
       03-01-13                   4.80             300,000            304,125
FPL Group Capital
       04-11-06                   3.25              60,000             60,133
Peabody Energy
   Sr Nts
       03-15-13                   6.88             100,000(d)         103,625
Virginia Electric & Power
   Sr Nts Series A
       03-31-06                   5.75             500,000            540,057
WPD Holdings
   (U.S. Dollar)
       12-15-07                   6.88             500,000(c,d)       527,254
Xcel Energy
   Sr Nts
       12-01-10                   7.00              40,000             44,000
Total                                                               2,097,787

Utilities -- gas (0.9%)
ANR Pipeline
   Sr Nts
       03-15-10                   8.88              80,000(d)          89,200
Columbia Energy Group
   Series E
       11-28-10                   7.32             500,000            551,388
Northwest Pipeline
   Sr Nts
       03-01-10                   8.13              15,000(d)          16,350
Southern Natural Gas
   Sr Nts
       03-15-10                   8.88             100,000(d)         112,000
Transcontinental Gas Pipeline
   Series B
       08-15-11                   7.00             100,000            101,500
Total                                                                 870,438

Utilities -- telephone (1.9%)
AT&T
   Sr Nts
       11-15-06                   7.00             265,000            284,170
British Telecom
   (U.S. Dollar)
       12-15-10                   8.38             250,000(c)         307,695
Citizens Communications
   Sr Nts
       08-15-08                   7.63             150,000            175,255
France Telecom
   (U.S. Dollar)
       03-01-11                   9.25              60,000(c)          73,378
Nextel Communications
   Sr Nts
       02-01-11                   9.50              50,000             54,625
SBC Communications
       03-15-11                   6.25             150,000            167,335
Sprint Capital
       03-15-12                   8.38              80,000             89,000
Telus
   (U.S. Dollar)
       06-01-07                   7.50             140,000(c)         155,400
Vodafone Group
   (U.S. Dollar)
       02-15-10                   7.75             500,000(c)         603,684
Total                                                               1,910,542

Total bonds
(Cost: $96,083,504)                                               $99,217,185

Common stocks (--%)
Issuer                                              Shares            Value(a)
Davel Communications                                16,045(b)            $160
Stellex Aerostructures                                  54(b,g)            --

Total common stocks
(Cost: $115,789)                                                         $160

Preferred stocks (0.2%)
Issuer                                              Shares           Value(a)
Century Maintenance Supply
   13.25% Pay-in-kind Series C                       1,873(i)        $159,205
Intermedia Communications
   Pay-in-kind Series B                                 --(b,i)            31
Pegasus Satellite
   Cm Series B                                          --(b)             105

Total preferred stocks
(Cost: $141,327)                                                     $159,341

Short-term securities (10.1%)
Issuer                         Annualized          Amount          Value(a)
                              yield on date      payable at
                               of purchase        maturity

U.S. government agencies (9.4%)
Federal Home Loan Mtge Corp Disc Nt
       06-30-03                   1.18%         $3,000,000         $2,994,249
Federal Natl Mtge Assn Disc Nts
       05-21-03                   1.23             300,000            299,805
       05-28-03                   1.18           2,400,000          2,397,797
       06-02-03                   1.18           1,100,000          1,098,810
       06-25-03                   1.19           1,200,000          1,197,941
       07-16-03                   1.20           1,500,000          1,496,327
Total                                                               9,484,929
Commercial paper (0.7%)
CXC
       06-20-03                   1.26             700,000(j)         698,751

Total short-term securities
(Cost: $10,183,421)                                               $10,183,680

Total investments in securities
(Cost: $106,524,041)(k)                                          $109,560,366

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
45   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Income Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of April 30, 2003, the value of foreign securities represented 6.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2003, is as follows:

     Security                               Acquisition                Cost
                                               date
     Paracelsus Healthcare Escrow
        Sr Sub Nts 2006                      11-16-01                   $--

(f) At April 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $11,308,346.

(g)  Negligible market value.

(h) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of April 30, 2003.

(i) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(k) At April 30, 2003, the cost of securities for federal income tax purposes was $106,566,383 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $3,415,906
     Unrealized depreciation                                       (421,923)
                                                                   --------
     Net unrealized appreciation                                 $2,993,983
                                                                 ----------

--------------------------------------------------------------------------------
46   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
International Equity Portfolio

April 30, 2003
(Percentages represent value of investments compared to net assets)

Common stocks (95.3%)(c)
Issuer                                              Shares           Value(a)
Australia (2.7%)

Banks and savings & loans (1.9%)
Australia & New Zealand
   Banking Group                                   265,100         $3,092,792

Retail (0.8%)
Woolworths                                         149,499          1,208,267

Finland (2.7%)

Communications equipment & services (1.9%)
Nokia                                              174,047          2,944,626

Paper & packaging (0.8%)
Stora Enso                                         116,843          1,270,065

France (6.6%)

Automotive & related (0.9%)
PSA Peugeot Citroen                                 29,800          1,394,791

Banks and savings & loans (2.4%)
BNP Paribas                                         80,092          3,759,437

Energy (3.3%)
TotalFinaElf                                        40,570          5,319,946

Germany (2.6%)

Automotive & related (0.7%)
DaimlerChrysler                                     36,327          1,171,633

Communications equipment & services (1.4%)
Deutsche Telekom                                   163,940          2,191,826

Financial services (0.5%)
Deutsche Boerse                                     17,220            807,136

Hong Kong (1.9%)

Energy (1.0%)
CNOOC                                            1,174,500          1,543,601

Financial services (0.4%)
Cheung Kong                                        124,000            685,263

Utilities -- gas (0.5%)
Hong Kong and China Gas                            610,000            719,575

Ireland (0.1%)

Building materials & construction
CRH                                                 15,133            232,385

Italy (2.0%)

Energy
Eni                                                226,226          3,224,020

Japan (18.8%)

Automotive & related (1.5%)
Nissan Motor                                       140,000          1,074,124
Toyota Motor                                        65,000          1,471,575
Total                                                               2,545,699

Banks and savings & loans (1.1%)
Mitsubishi Tokyo Financial Group                       246            833,339
Mitsui Fudosan                                     170,000            915,143
Total                                                               1,748,482

Chemicals (0.6%)
Shin-Etsu Chemical                                  29,300            877,083

Communications equipment & services (1.2%)
NTT DoCoMo                                             911          1,879,138

Computers & office equipment (1.1%)
Canon                                               44,000          1,778,300

Electronics (2.2%)
Hitachi                                            112,000            373,772
Hitachi Maxell                                      24,700            377,770
Keyence                                              6,050            972,484
Rohm                                                 8,000            824,417
Sharp                                               26,000            272,514
Tokyo Electron                                      22,200            832,081
Total                                                               3,653,038

Financial services (0.8%)
Nomura Holdings                                    100,000            990,274
Sumitomo Trust & Banking                            92,000            260,741
Total                                                               1,251,015

Furniture & appliances (0.7%)
Matsushita
   Electric Industrial                             130,000          1,035,553

Health care (0.8%)
Chugai Pharmaceutical                              125,900          1,319,596

Health care services (0.8%)
Yamanouchi Pharmaceutical                           47,800          1,206,423

Household products (0.8%)
Kao                                                 66,000          1,203,673

Industrial equipment & services (0.7%)
Amada                                               91,000            214,414
SMC                                                 11,200            843,334
Total                                                               1,057,748

Insurance (0.7%)
Millea Holdings                                        160          1,038,403

Media (0.3%)
Dentsu                                                  88            261,949
Sony                                                 9,100            221,281
Total                                                                 483,230

Multi-industry conglomerates (0.8%)
Mitsubishi                                         100,000            594,499
Sumitomo Chemical                                  250,000            677,093
Total                                                               1,271,592

Paper & packaging (0.7%)
Nippon Unipac Holding                                  350          1,124,015

Retail (0.6%)
Seven-Eleven Japan                                  39,000            928,727

Textiles & apparel (0.6%)
Asahi Glass                                        190,000          1,011,655

Transportation (1.5%)
East Japan Railway                                     378          1,711,555
Yamato Transport                                    56,000            626,396
Total                                                               2,337,951

Utilities -- electric (0.9%)
Tokyo Electric Power                                69,000          1,400,134

Utilities -- telephone (0.4%)
Nippon Telegraph & Telephone                           189            662,435

Luxembourg (1.2%)

Metals
Arcelor                                            165,598(b)       1,873,947

Mexico (1.0%)

Financial services
Grupo Financiero BBVA
   Bancomer Cl B                                 1,771,265(b)       1,538,584

Netherlands (3.0%)

Food (1.9%)
Unilever                                            47,748          3,008,039

Insurance (1.1%)
ING Groep                                          106,767          1,733,662

Portugal (1.1%)

Utilities -- telephone
Portugal Telecom                                   252,073          1,803,220

Singapore (1.1%)

Banks and savings & loans (0.4%)
United Overseas Bank                               100,000            585,718

Transportation (0.7%)
Keppel                                             489,000          1,228,283

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
47   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

International Equity Portfolio

Issuer                                              Shares           Value(a)

South Korea (0.6%)

Communications equipment & services
SK Telecom                                           6,580           $915,243

Spain (5.0%)

Banks and savings & loans (1.7%)
Banco Santander
   Central Hispano                                 338,168          2,656,865

Beverages & tobacco (1.6%)
Altadis                                            100,520          2,591,366

Utilities -- electric (1.7%)
Endesa                                             188,210          2,669,640

Sweden (2.0%)

Furniture & appliances (1.1%)
Electrolux Cl B                                     87,544          1,642,848

Industrial equipment & services (0.9%)
Atlas Copco Cl A                                    61,670          1,496,570

Switzerland (11.1%)

Banks and savings & loans (2.5%)
UBS                                                 82,910          3,933,686

Building materials & construction (0.6%)
Holcim Cl B                                          4,884            916,448

Chemicals (0.3%)
Syngenta                                            10,487            541,245

Food (2.2%)
Nestle                                              17,272          3,521,129

Health care (3.9%)
Novartis                                           157,122          6,197,764

Insurance (1.6%)
Swiss Reinsurance                                   37,910          2,476,463

Taiwan (1.1%)

Banks and savings & loans (0.6%)
Chinatrust Financial
   Holding                                       1,145,000(b)         893,402

Electronics (0.5%)
Taiwan Semiconductor Mfg                           656,000            899,507

United Kingdom (30.7%)

Airlines (0.2%)
easyJet                                             99,410(b)         300,287

Banks and savings & loans (4.7%)
Lloyds TSB Group                                   187,413          1,232,578
Royal Bank of
   Scotland Group                                  235,154          6,167,453
Total                                                               7,400,031

Communications equipment & services (0.8%)
mm02                                             1,497,694(b)       1,334,483

Energy (4.1%)
BP                                               1,023,688          6,487,177

Financial services (2.9%)
HSBC Holdings                                      414,712          4,543,589

Food (0.7%)
Compass Group                                      224,544          1,033,568

Health care (6.2%)
GlaxoSmithKline                                    363,399          7,283,266
Smith & Nephew                                     384,933          2,567,003
Total                                                               9,850,269

Household products (1.2%)
Reckitt Benckiser                                  109,608          1,933,123

Leisure time & entertainment (1.2%)
Carnival                                            75,692          1,889,636

Media (2.4%)
British Sky
   Broadcasting Group                              191,446(b)       1,984,272
Reed Elsevier                                      232,529          1,854,482
Total                                                               3,838,754

Multi-industry conglomerates (0.6%)
Unilever                                            94,430            928,175

Retail (2.0%)
Marks & Spencer Group                              408,130          1,901,438
Tesco                                              408,689          1,293,311
Total                                                               3,194,749

Utilities -- gas (0.7%)
Centrica                                           405,803          1,078,256

Utilities -- telephone (3.1%)
Vodafone Group                                   2,466,089          4,867,665

Total common stocks
(Cost: $157,239,151)                                             $151,182,644

Short-term securities (3.9%)
Issuer                         Annualized          Amount          Value(a)
                              yield on date      payable at
                               of purchase        maturity

U.S. government agencies (2.8%)
Federal Home Loan Mtge Corp Disc Nts
       05-15-03                   1.23%           $500,000           $499,770
       05-29-03                   1.22             500,000            499,552
Federal Natl Mtge Assn Disc Nts
   05-07-03                       1.23           1,000,000            999,794
   05-21-03                       1.23           1,500,000          1,499,028
   05-28-03                       1.23             500,000            499,575
   06-04-03                       1.18             500,000            499,426
Total                                                               4,497,145

Commercial paper (1.1%)
General Electric Capital
   05-01-03                       1.37           1,100,000          1,099,958
Morgan Stanley
   06-13-03                       1.25             600,000            599,083
Total                                                               1,699,041

Total short-term securities
(Cost: $6,196,147)                                                 $6,196,186

Total investments in securities
(Cost: $163,435,298)(d)                                          $157,378,830

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At April 30, 2003, the cost of securities for federal income tax purposes was $166,465,608 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $  6,995,578
     Unrealized depreciation                                    (16,082,356)
                                                                -----------
     Net unrealized depreciation                               $ (9,086,778)
                                                               ------------

--------------------------------------------------------------------------------
48   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Managed Portfolio

April 30, 2003
(Percentages represent value of investments compared to net assets)

Common stocks (66.5%)
Issuer                                              Shares           Value(a)

Aerospace & defense (1.5%)
Boeing                                              89,000         $2,427,920
United Technologies                                 46,000          2,843,260
Total                                                               5,271,180

Airlines (1.3%)
AMR                                                256,800(b)       1,153,032
Continental Airlines Cl B                          137,100(b)       1,250,352
Delta Air Lines                                     88,400          1,130,636
Northwest Airlines Cl A                            119,700(b)         985,131
Total                                                               4,519,151

Banks and savings & loans (5.4%)
Bank of America                                     55,600          4,117,180
FleetBoston Financial                              108,000          2,864,160
J.P. Morgan Chase                                   62,500          1,834,375
Wachovia                                            85,000          3,247,850
Washington Mutual                                  175,000          6,912,500
Total                                                              18,976,065

Building materials & construction (1.6%)
Cemex ADR                                          138,900(c)       3,173,865
Hanson ADR                                          83,500(c)       2,339,670
Total                                                               5,513,535

Chemicals (3.2%)
Air Products & Chemicals                            83,700          3,604,959
Dow Chemical                                       139,200          4,543,488
du Pont (EI) de Nemours                             41,400          1,760,742
Waste Management                                    65,100          1,413,972
Total                                                              11,323,161

Communications equipment & services (2.8%)
Flextronics Intl                                   175,000(b,c)     1,531,250
Nokia ADR                                          151,000(c)       2,502,070
Tellabs                                            135,000(b)         834,300
Verizon Communications                             137,000          5,121,060
Total                                                               9,988,680

Computers & office equipment (2.5%)
Computer Associates Intl                           125,000          2,030,000
Hewlett-Packard                                    211,000          3,439,300
Intl Business Machines                              39,600          3,362,040
Total                                                               8,831,340

Electronics (0.4%)
Taiwan
   Semiconductor Mfg ADR                           180,000(c)       1,506,600

Energy (4.7%)
Anadarko Petroleum                                  35,000          1,554,000
BP ADR                                             107,800(c)       4,154,612
Burlington Resources                                13,900            643,709
ChevronTexaco                                       70,800          4,446,948
ConocoPhillips                                      60,810          3,058,743
Petroleo Brasileiro ADR                            145,000(c)       2,689,750
Total                                                              16,547,762

Energy equipment & services (2.1%)
Baker Hughes                                        80,000          2,240,000
Halliburton                                         30,800            659,428
Schlumberger                                        20,700            867,951
Transocean                                         182,000          3,467,100
Total                                                               7,234,479

Financial services (8.6%)
Capital One Financial                               90,000          3,768,300
Citigroup                                          247,300          9,706,525
Fannie Mae                                          60,400          4,372,356
Lehman Brothers Holdings                           123,100          7,751,607
Merrill Lynch                                       71,300          2,926,865
Morgan Stanley                                      47,000          2,103,250
Total                                                              30,628,903

Food (0.3%)
Sara Lee                                            67,100          1,125,938

Furniture & appliances (0.7%)
Whirlpool                                           45,800          2,449,842

Health care (0.9%)
Baxter Intl                                         95,000          2,185,000
Schering-Plough                                     61,900          1,120,390
Total                                                               3,305,390

Health care services (0.2%)
HCA                                                 20,400            654,840

Industrial equipment & services (4.1%)
Caterpillar                                        154,800          8,142,480
Illinois Tool Works                                 70,800          4,529,784
Parker-Hannifin                                     42,500          1,728,900
Total                                                              14,401,164

Insurance (9.2%)
ACE                                                 75,000(c)       2,481,000
American Intl Group                                 23,100          1,338,645
Chubb                                               55,500          2,935,395
Hartford Financial
   Services Group                                   30,400          1,239,104
Lincoln Natl                                        82,000          2,620,720
Loews                                              150,900          6,227,643
Travelers
   Property Casualty Cl A                          419,104          6,802,058
Travelers
   Property Casualty Cl B                            8,432            137,020
UnumProvident                                       68,100            783,150
XL Capital Cl A                                    100,000(c)       8,230,001
Total                                                              32,794,736

Leisure time & entertainment (2.1%)
AOL Time Warner                                    195,000(b)       2,667,600
Carnival                                           109,900          3,032,141
Viacom Cl B                                         41,600(b)       1,805,856
Total                                                               7,505,597

Media (1.2%)
Comcast Cl A                                       131,017(b)       4,180,752

Metals (1.6%)
Alcoa                                              159,700          3,661,921
Nucor                                               47,500          1,940,375
Total                                                               5,602,296

Multi-industry conglomerates (2.5%)
Eastman Kodak                                       48,750          1,458,113
Honeywell Intl                                     152,500          3,599,000
Tyco Intl                                          230,000(c)       3,588,000
Total                                                               8,645,113

Paper & packaging (1.9%)
Intl Paper                                         189,200          6,763,900

Real estate investment trust (0.7%)
Crescent
   Real Estate Equities                            180,000          2,552,400

Retail (2.7%)
Gap                                                145,400          2,418,002
May Dept Stores                                    137,200          2,966,264
Safeway                                             82,200(b)       1,366,164
Target                                              79,600          2,661,824
Total                                                               9,412,254

Transportation (2.3%)
Burlington Northern
   Santa Fe                                        202,200          5,693,952
Union Pacific                                       38,200          2,273,664
Total                                                               7,967,616

Utilities -- telephone (1.9%)
AT&T                                                81,700          1,392,985
BellSouth                                           91,200          2,324,688
Davel Communications                               127,996(b)           1,280
SBC Communications                                  62,200          1,452,992
Sprint (FON Group)                                 123,200          1,418,032
Total                                                               6,589,977

Total common stocks
(Cost: $256,986,560)                                             $234,292,671

Preferred stocks (0.1%)
Issuer                                              Shares           Value(a)
Century Maintenance Supply
   13.25% Pay-in-kind Series C                       3,038(e)        $258,208
Intermedia Communications
   Pay-in-kind Series B                                 --(b,e)            29
Pegasus Satellite
   Cm Series B                                           1(b)             690

Total preferred stocks
(Cost: $229,996)                                                     $258,927

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
49   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Bonds (23.7%)
Issuer                           Coupon           Principal        Value(a)
                                  rate             amount

Government obligations & agencies (7.2%)
Australian Government
   (Australian Dollar)
       07-15-05                   7.50%            640,000(c)        $424,517
Canadian Government
   (Canadian Dollar)
       09-01-04                   5.00             600,000(c)         426,198
Federal Home Loan Bank
       01-14-05                   4.13           3,350,000          3,496,156
Federal Home Loan Mtge Corp
       09-15-07                   3.50             800,000            822,418
       12-20-07                   3.53           1,330,000          1,364,335
       07-15-12                   5.13             800,000            859,030
Federal Natl Mtge Assn
       05-15-11                   6.00              30,000             34,162
       02-21-13                   4.75             930,000            932,316
Federal Republic of Germany
   (European Monetary Unit)
       01-04-10                   5.38             340,000(c)         415,621
Govt of New Zealand
   (New Zealand Dollar)
       02-15-05                   6.50             700,000(c)         400,006
Province of British Columbia
   (U.S. Dollar)
       10-29-08                   5.38             290,000(c)         320,293
Province of Ontario
   (U.S. Dollar)
       09-17-07                   3.50             380,000(c)         388,997
Province of Quebec
   (U.S. Dollar)
       07-17-09                   5.00             380,000(c)         408,913
U.S. Treasury
       05-31-04                   3.25              30,000             30,669
       11-15-04                   5.88             500,000            534,512
       12-31-04                   1.75             500,000            503,125
       04-30-05                   1.63             100,000            100,242
       05-15-05                   6.50             500,000            549,942
       11-15-05                   5.75             130,000            142,873
       05-15-06                   4.63              25,000             26,929
       11-15-07                   3.00             440,000            446,033
       02-15-08                   3.00           2,570,000          2,596,502
       02-15-13                   3.88           3,822,000          3,827,075
       02-15-26                   6.00             400,000            462,062
       02-15-29                   5.25           1,000,000          1,052,539
       08-15-29                   6.13           1,000,000          1,181,875
       05-15-30                   6.25             750,000(h)         903,721
       02-15-31                   5.38           1,985,000          2,165,976
United Mexican States
   (U.S. Dollar)
       01-16-13                   6.38             460,000(c)         480,470
Total                                                              25,297,507

Mortgage-backed securities (10.8%)
Federal Home Loan Mtge Corp
       09-15-05                   2.88           3,000,000          3,070,164
       07-01-15                   7.50             497,746            534,021
       10-01-22                   6.50           1,849,384          1,943,784
       11-01-22                   8.00              62,693             68,723
       08-01-24                   8.00              57,286             62,472
       04-01-32                   7.00           2,417,726          2,549,885
       09-01-32                   6.50             279,410            291,732
       05-01-33                   5.50           1,015,000(i)       1,042,598
   Collateralized Mtge Obligation
       02-25-42                   6.50             483,820            528,443
Federal Natl Mtge Assn
       06-01-10                   6.50             321,421            342,686
       08-01-11                   8.50             165,748            180,849
       11-01-12                   4.79             670,000            688,465
       03-01-17                   5.50           2,412,270          2,511,130
       06-01-17                   6.50             777,027            823,282
       11-01-17                   6.00           1,295,133          1,357,726
       05-01-18                   4.50           1,000,000(i)       1,012,810
       06-01-18                   5.00           1,510,000(i)       1,546,519
       07-01-18                   4.50             400,000(i)         401,248
       01-01-23                   6.50             994,034          1,046,513
       04-01-23                   8.50              41,115             45,045
       05-01-24                   6.00             686,515            718,879
       06-01-24                   9.00              19,581             21,815
       08-01-25                   7.50             100,111            107,157
       09-01-25                   7.00             145,797            154,739
       12-01-25                   7.00             547,909            581,512
       04-01-26                   7.00             206,189            218,503
       05-01-26                   7.50             260,001            278,050
       07-01-30                   6.00             800,000(i)         826,752
       05-01-32                   7.50           1,020,856          1,088,172
       08-01-32                   6.50             908,965            950,432
       08-01-32                   7.00             100,017            105,719
       12-01-32                   6.50           3,903,432          4,078,423
       01-01-33                   6.00           2,075,322          2,162,633
       02-01-33                   6.00             443,481            462,144
       03-31-33                   5.50             800,000(i)         823,125
       04-01-33                   5.50           2,496,204          2,568,437
       04-01-33                   6.00           1,397,767          1,456,589
       09-25-42                   5.00             150,000            155,906
   Collateralized Mtge Obligation
       01-25-12                   5.00           1,000,000          1,043,947
Govt Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
       01-20-32                   0.00             800,000(l)         120,769
Total                                                              37,971,798

Airlines (0.1%)
Continental Airlines
   Series 2001-1
       06-15-21                   6.70             232,789            199,692
Northwest Airlines
       02-01-20                   6.81              35,343             28,379
Total                                                                 228,071

Automotive & related (0.1%)
DaimlerChrysler North America Holding
       01-15-08                   4.75             140,000            144,942
Ford Motor
       02-01-29                   6.38             200,000            159,125
SPX
   Sr Nts
       01-01-13                   7.50              50,000             53,750
Total                                                                 357,817

Banks and savings & loans (0.4%)
ABN Amro North American Holding Capital
       12-08-49                   6.52             100,000(d)         110,947
AmSouth Bank NA
   Sub Nts
       04-01-13                   4.85             110,000            112,222
Bank of America
       01-15-11                   7.40             500,000            596,490
Banknorth Group
       05-01-08                   3.75              40,000             40,257
Development Bank of Singapore
   (U.S. Dollar)
       05-15-11                   7.13              70,000(c,d)        80,437
US Bank National Association Minnesota
       08-01-11                   6.38             100,000            113,864
Washington Mutual
   Collateralized Mtge Obligation
   Series 2003-AR3 Cl A5
       04-25-33                   3.93             210,000            213,485
Wells Fargo Bank NA
   Sub Nts
       02-01-11                   6.45             250,000            286,852
Total                                                               1,554,554

Beverages & tobacco (0.1%)
Diageo Capital
   (U.S. Dollar)
       11-19-07                   3.50             150,000(c)         151,682
       03-20-08                   3.38              80,000(c)          79,915
Total                                                                 231,597

Building materials & construction (0.1%)
Associated Materials
   Company Guaranty
       04-15-12                   9.75              25,000             27,375
Georgia-Pacific
   Sr Nts
       02-01-10                   8.88              30,000(d)          32,325
Nortek
   Sr Sub Nts Series B
       06-15-11                   9.88              40,000             41,600
Tyco Intl Group
   (U.S. Dollar) Company Guaranty
       02-15-11                   6.75              45,000(c)          45,000
Weyerhaeuser
       03-15-12                   6.75             100,000            112,026
Total                                                                 258,326

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
50   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                           Coupon           Principal        Value(a)
                                  rate             amount
Chemicals (0.1%)
Allied Waste North America
   Company Guaranty Series B
       01-01-06                   7.63%            $20,000            $20,750
   Sr Nts
       04-15-13                   7.88              70,000             72,800
Compass Minerals Group
   Company Guaranty
       08-15-11                  10.00              50,000             55,500
Dow Chemical
       02-01-11                   6.13             130,000            139,842
Millennium America
   Sr Nts
       06-15-08                   9.25              25,000(d)          27,375
Noveon
   Company Guaranty Series B
       02-28-11                  11.00              25,000             28,250
Resolution Performance
       04-15-10                   9.50              25,000(d)          26,750
Total                                                                 371,267

Communications equipment & services (0.4%)
AT&T Wireless Services
   Sr Nts
       03-01-11                   7.88             240,000            276,505
Deutsche Telekom Intl Finance
   (U.S. Dollar)
       06-15-10                   8.50             100,000(c)         120,535
DirectTV Holdings/Finance
   Sr Nts
       03-15-13                   8.38              50,000(d)          55,625
EchoStar DBS
   Sr Nts
       01-15-09                   9.13              20,000             22,500
NATG Holdings LLC/Orius Capital
   Company Guaranty Series B
       02-01-10                  12.75             100,000(b)           1,000
Qwest
       11-01-04                   7.20              20,000             20,200
Verizon Global Funding
       12-01-10                   7.25             100,000            116,932
Verizon Maryland
       03-01-12                   6.13             110,000            122,483
Verizon New England
   Sr Nts
       09-15-11                   6.50             400,000            453,620
Vodafone Group
   (U.S. Dollar)
       11-30-32                   6.25             160,000(c)         170,873
Total                                                               1,360,273

Computers & office equipment (--%)
Moore North America Finance
   Sr Nts
       01-15-11                   7.88              29,000(d)          30,885

Consumer finance -- personal loans (--%)
Commonwealth Edison
       02-01-08                   3.70             140,000            142,320

Electronics (--%)
L-3 Communications
   Company Guaranty
       06-15-12                   7.63              35,000             38,588

Energy (0.2%)
ConocoPhillips
   Company Guaranty
       10-15-32                   5.90             220,000            227,838
Eott Energy Partners LP/Energy Finance
   Company Guaranty
       10-01-09                  11.00             100,000(b)          73,000
FirstEnergy
   Series B
       11-15-11                   6.45             160,000            173,024
Forest Oil
   Sr Nts
       06-15-08                   8.00              45,000             47,700
Grant Prideco Escrow
   Company Guaranty
       12-15-09                   9.00              90,000             98,550
Newfield Exploration
   Sr Sub Nts
       08-15-12                   8.38              50,000             54,500
Westport Resources
   Company Guaranty
       11-01-11                   8.25              30,000             32,700
XTO Energy
   Sr Nts
       04-15-12                   7.50              30,000             33,000
       04-15-13                   6.25              20,000(d)          20,900
Total                                                                 761,212

Energy equipment & services (--%)
Key Energy Services
   Sr Nts
       03-01-08                   8.38              50,000             53,375
Progress Energy
   Sr Nts
       03-01-06                   6.75              90,000             99,273
Total                                                                 152,648

Financial services (1.7%)
American General Finance
       10-01-12                   5.38             150,000            157,001
Bear Stearns Commercial Mtge Securities
   Series 2003-T10 Cl A1
       03-13-40                   4.00             350,000            354,648
California State Teachers' Retirement System Trust
   Series 2002-C6 Cl A3
       11-20-09                   4.46             695,811(d)         717,006
Citibank Credit Card Issuance Trust
   Series 2003-A5 Cl A5
       04-07-08                   2.50             290,000            291,201
Citigroup
       02-01-08                   3.50           1,280,000          1,291,200
   Sub Nts
       10-01-10                   7.25              60,000             71,129
Credit Suisse First Boston USA
       01-15-12                   6.50             130,000            144,432
GMAC
       09-15-11                   6.88             270,000            275,180
       02-01-12                   7.00             310,000            317,622
Household Finance
       10-15-11                   6.38             320,000            350,480
HSBS Holdings
   (U.S. Dollar) Sub Nts
       12-12-12                   5.25             140,000(c)         145,658
Intl Finance
   (U.S. Dollar)
       04-15-08                   3.00             350,000(c)         350,508
John Hancock Financial Services
   Sr Nts
       12-01-08                   5.63             150,000            161,070
LaBranche
   Sr Sub Nts
       03-02-07                  12.00              25,000             27,375
Lehman Brothers Holdings
       01-22-08                   4.00              90,000             92,298
MBNA Credit Card Master Note Trust
   Series 2003-A1 Cl A1
       07-15-10                   3.30             130,000            130,471
Merrill Lynch
       11-15-07                   4.00             110,000            112,777
Morgan Stanley
       04-01-08                   3.63              90,000             90,728
       04-01-12                   6.60             240,000            271,678
       03-01-13                   5.30             150,000            154,938
Nissan Auto Receivables Owner Trust
   Series 2003-A Cl A4
       07-15-08                   2.61              60,000             60,386
SLM
       03-17-08                   3.63             120,000            120,897
TIAA Global Markets
   Company Guaranty
       01-22-08                   3.88             200,000(d)         204,990
Total                                                               5,893,673

Food (0.2%)
Burns Philp Capital Property
   (U.S. Dollar) Sr Sub Nts
       02-15-11                  10.75              25,000(c,d)        26,875
Del Monte
   Company Guaranty Series B
       05-15-11                   9.25              25,000             27,031
General Mills
       02-15-07                   5.13             150,000            161,555
       02-15-12                   6.00              20,000             21,967
Kellogg
   Series B
       04-01-11                   6.60             140,000            159,837
Kraft Foods
       11-01-11                   5.63             300,000            313,617
Total                                                                 710,882

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
51   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                           Coupon           Principal        Value(a)
                                  rate             amount

Health care services (--%)
AmerisourceBergen
   Sr Nts
       11-15-12                   7.25%           $100,000(d)        $107,500
Paracelsus Healthcare Escrow
   Sr Sub Nts
       08-15-06                     --           1,000,000(b,g,j)          --
Tenet Healthcare
   Sr Nts
       06-01-12                   6.50              50,000             46,750
Total                                                                 154,250

Insurance (0.1%)
ASIF Global Financing
       01-17-13                   4.90             210,000(d)         215,313
MetLife
       05-15-05                   3.91             150,000            155,458
Prudential Funding LLC
       05-15-08                   6.60              30,000(d)          33,917
Travelers Property Casualty
       03-15-13                   5.00             110,000(d)         111,074
Total                                                                 515,762

Leisure time & entertainment (0.4%)
AOL Time Warner
   Company Guaranty
       04-15-11                   6.75             150,000            162,854
       05-01-12                   6.88             230,000            250,863
Choctaw Resort Development Enterprises
   Sr Nts
       04-01-09                   9.25              50,000             53,500
United Artists Theatre
       07-01-15                   9.30             585,752            550,607
Viacom
   Company Guaranty
       05-15-11                   6.63             220,000            253,444
Total                                                               1,271,268

Media (0.3%)
American Media Operation
   Company Guaranty Series B
       05-01-09                  10.25              60,000             65,100
CanWest Media
   (U.S. Dollar) Sr Nts
       04-15-13                   7.63              25,000(c,d)        26,063
Comcast
       03-15-11                   5.50             410,000            421,733
Comcast Cable Communications
   Sr Nts
       01-30-11                   6.75              90,000             99,338
Corus Entertainment
   (U.S. Dollar) Sr Sub Nts
       03-01-12                   8.75              30,000(c)          32,250
CSC Holdings
   Sr Nts
       07-15-08                   7.25              45,000             46,350
Hollinger Intl Publishing
   Sr Nts
       12-15-10                   9.00              45,000(d)          48,150
Lamar Media
   Sr Sub Nts
       01-01-13                   7.25              30,000(d)          31,500
Mediacom Broadband LLC
   Company Guaranty
       07-15-13                  11.00              25,000             28,438
Nexstar Finance LLC
   Company Guaranty
       04-01-08                  12.00              50,000             56,313
Quebecor Media
   (U.S. Dollar) Sr Nts
       07-15-11                  11.13              25,000(c)          28,375
Radio One
   Company Guaranty Series B
       07-01-11                   8.88              50,000             55,000
Sinclair Broadcast Group
   Company Guaranty
       12-15-11                   8.75             110,000            119,350
Sun Media
   (U.S. Dollar) Sr Nts
       02-15-13                   7.63              65,000(c,d)        69,235
Susquehanna Media
   Sr Sub Nts
       04-15-13                   7.38              10,000(d)          10,425
Total                                                               1,137,620

Miscellaneous (0.1%)
EOP Operating LP
   Company Guaranty
       02-15-12                   6.75             180,000            201,466
ERP Operating LP
       04-01-13                   5.20             110,000            111,833
Natl Waterworks
   Sr Sub Nts
       12-01-12                  10.50              50,000(d)          54,500
Total                                                                 367,799

Multi-industry conglomerates (0.3%)
Fisher Scientific Intl
   Sr Sub Nts
       05-01-12                   8.13              75,000(d)          80,625
General Electric
       02-01-13                   5.00             510,000            526,917
General Electric Capital
       06-15-12                   6.00             250,000            276,125
Vivendi Universal
   (U.S. Dollar) Sr Nts
       04-15-10                   9.25              30,000(c,d)        33,653
Total                                                                 917,320

Paper & packaging (0.1%)
Ball
   Company Guaranty
       12-15-12                   6.88              60,000             63,000
Cascades
   (U.S. Dollar) Sr Nts
       02-15-13                   7.25              60,000(c,d)        63,300
Domtar
   (U.S. Dollar)
       10-15-11                   7.88              20,000(c)          23,631
Graphic Packaging
   Company Guaranty
       02-15-12                   8.63              35,000             36,750
Owens-Brockway Glass
       05-15-11                   7.75              30,000(d,i)        30,872
Stone Container
   Sr Nts
       02-01-08                   9.25              40,000             44,200
Total                                                                 261,753

Restaurants & lodging (--%)
Hilton Hotels
       12-01-12                   7.63              25,000             26,250
Park Place Entertainment
   Sr Sub Nts
       05-15-11                   8.13              60,000             63,450
Total                                                                  89,700

Retail (0.1%)
Kroger
   Company Guaranty
       06-15-12                   6.20             140,000            150,329
Remington Arms
   Company Guaranty
       02-01-11                  10.50              35,000(d)          37,800
Total                                                                 188,129

Transportation (0.2%)
Burlington North Santa Fe
       12-15-05                   6.38             140,000            154,848
Canadian Natl Railways
   (U.S. Dollar)
       10-15-11                   6.38             190,000(c)         214,679
CSX
       03-15-11                   6.75             190,000            215,412
Interpool
       08-01-07                   7.35              25,000             23,906
Union Pacific
       01-15-11                   6.65             100,000            113,423
Total                                                                 722,268

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
52   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Issuer                           Coupon           Principal        Value(a)
                                  rate             amount

Utilities -- electric (0.4%)
Carolina Power & Light
       07-15-12                   6.50%            $20,000            $22,645
Cincinnati Gas & Electric
       09-15-12                   5.70              40,000             42,521
Consumers Energy
       1st Mtge
       04-15-08                   4.25              80,000(d)          80,646
Dominion Resources
       02-15-08                   4.13             170,000            173,742
   Sr Nts Series B
       06-30-12                   6.25              90,000             99,161
Duke Energy
       03-05-08                   3.75              90,000(d)          90,795
       01-15-12                   6.25              90,000             98,791
Florida Power
       1st Mtge
       03-01-13                   4.80             260,000            263,576
FPL Group Capital
       04-11-06                   3.25              50,000             50,111
Midamerican Energy
       01-15-13                   5.13              80,000             82,743
NiSource Finance
   Company Guaranty
       11-15-10                   7.88             110,000            133,062
Peabody Energy
   Sr Nts
       03-15-13                   6.88              75,000(d)          77,719
Xcel Energy
   Sr Nts
       12-01-10                   7.00              40,000             44,000
Total                                                               1,259,512

Utilities -- gas (0.1%)
ANR Pipeline
   Sr Nts
       03-15-10                   8.88              30,000(d)          33,450
Northwest Pipeline
   Sr Nts
       03-01-10                   8.13              10,000(d)          10,900
Southern Natural Gas
   Sr Nts
       03-15-10                   8.88              45,000(d)          50,400
Texas Eastern Transmission
   Sr Nts
       07-15-07                   5.25              80,000             84,232
Transcontinental Gas Pipeline
   Series B
       08-15-11                   7.00              25,000             25,375
Total                                                                 204,357

Utilities -- telephone (0.3%)
AT&T
   Sr Nts
       11-15-06                   7.00             180,000            193,021
British Telecom
   (U.S. Dollar)
       12-15-10                   8.38             220,000(c)         270,771
Citizens Communications
       05-15-06                   8.50              80,000             92,681
France Telecom
   (U.S. Dollar)
       03-01-11                   9.25              50,000(c)          61,148
Mountain States Telephone & Telegraph
       06-01-05                   5.50              80,000             76,800
Nextel Communications
   Sr Nts
       02-01-11                   9.50              55,000             60,088
SBC Communications
       03-15-11                   6.25             110,000            122,712
Sprint Capital
       03-15-12                   8.38              80,000             89,000
Telus
   (U.S. Dollar)
       06-01-07                   7.50             120,000(c)         133,200
Total                                                               1,099,421

Total bonds
(Cost: $81,606,979)                                               $83,550,577

Short-term securities (11.6%)(k)
Issuer                         Annualized          Amount          Value(a)
                              yield on date      payable at
                               of purchase        maturity

U.S. government agencies (8.7%)
Federal Home Loan Mtge Corp Disc Nts
       05-20-03                   1.19%         $4,100,000         $4,097,289
       05-22-03                   1.22          13,000,000         12,991,007
Federal Natl Mtge Assn Disc Nts
       06-18-03                   1.17           5,000,000          4,992,493
       06-25-03                   1.19           8,400,000          8,385,587
Total                                                              30,466,376

Commercial paper (2.9%)
CXC
       06-20-03                   1.26           1,000,000(f)         998,215
General Electric Capital
       05-01-03                   1.37           3,000,000          2,999,886
Marsh & McLennan
       05-14-03                   1.20           5,400,000          5,397,480
Morgan Stanley
       06-13-03                   1.25             900,000            898,625
Total                                                              10,294,206

Total short-term securities
(Cost: $40,759,667)                                               $40,760,582

Total investments in securities
(Cost: $379,583,202)(m)                                          $358,862,757

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
53   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Managed Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of April 30, 2003, the value of foreign securities represented 10.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g)  Negligible market value.

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     Type of security                                           Notional amount
     Purchase contracts
     U.S. Treasury Notes, June 2003, 10-year                      $4,500,000
     Sale contracts
     Swap Futures, June 2003, 10-year                             $2,700,000
     U.S. Treasury Notes, June 2003, 5-year                        3,500,000

(i) At April 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $5,651,307.

(j)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2003, is as follows:

     Security                       Acquisition date                     Cost
     Paracelsus Healthcare Escrow
     Sr Sub Nts 2006                    11-16-01                          $--

(k) At April 30, 2003, cash or short-term securities were designated to cover open call options on futures written as follows (see Note 6 to the financial statements):

     Issuer                       Notional    Exercise   Expiration   Value(a)
                                   amount       price       date
     U.S. Treasury Bond 20-year  $1,000,000    $117.00    July 2003    $3,281

     At April 30, 2003, cash or short-term securities were designated to cover open put options on futures written as follows (see Note 6 to the financial statements):

     Issuer                       Notional    Exercise   Expiration   Value(a)
                                   Amount       price       date
     U.S. Treasury Bond 20-year  $1,000,000    $106.00    July 2003    $1,563

(l) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of April 30, 2003.

(m) At April 30, 2003, the cost of securities for federal income tax purposes was $381,917,099 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 11,528,964
     Unrealized depreciation                                    (34,583,306)
                                                                -----------
     Net unrealized depreciation                               $(23,054,342)
                                                               ------------

--------------------------------------------------------------------------------
54   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.
Money Market Portfolio

April 30, 2003
(Percentages represent value of investments compared to net assets)

U.S. government agencies (3.1%)
Issuer                         Annualized          Amount            Value(a)
                              yield on date      payable at
                               of purchase        maturity

Federal Home Loan Bank Disc Nts
       04-08-04                   1.25%           $500,000           $500,000
       05-10-04                   1.40             500,000            500,000
Federal Natl Mtge Assn Disc Nts
       04-16-04                   1.41             500,000            500,000
       04-19-04                   1.45             500,000            500,000

Total U.S. government agencies
(Cost: $2,000,000)                                                 $2,000,000

Certificates of deposit (18.0%)
Issuer                         Annualized          Amount          Value(a)
                              yield on date      payable at
                               of purchase        maturity

Abbey Natl Yankee
       03-03-04                   1.29%         $1,000,000(c)        $999,873
Bank of America
       06-25-03                   1.25             500,000            500,000
Bayerische Landesbank Girozentrale Yankee
       04-16-04                   1.29             500,000            499,928
Canadian Imperial Bank Yankee
       05-02-03                   1.27             900,000            900,000
       05-08-03                   1.27           2,000,000          2,000,001
Credit Agricole Indosuez Yankee
       06-04-03                   1.27           1,000,000          1,000,000
       06-12-03                   1.24           1,700,000          1,700,000
Royal Bank of Scotland Yankee
       04-19-04                   1.34             500,000            499,927
Societe Generale Yankee
       02-26-04                   1.30           1,000,000(c)         999,917
       03-03-04                   1.31             500,000(c)         499,958
Westdeutsche Landesbank Yankee
       06-05-03                   1.27             900,000            900,000
       02-19-04                   1.36           1,300,000          1,300,000

Total certificates of deposit
(Cost: $11,799,604)                                               $11,799,604

Commercial paper (79.8%)
Issuer                         Annualized          Amount          Value(a)
                              yield on date      payable at
                               of purchase        maturity

Asset-backed (34.3%)
Alpine Securitization
       06-05-03                   1.27%         $1,500,000(b)      $1,498,148
Amsterdam Funding
       05-23-03                   1.24           1,000,000(b)         999,242
Barton Capital
       05-13-03                   1.23           1,000,000(b)         999,590
CAFCO
       05-05-03                   1.26             800,000(b)         799,888
Corporate Receivables
       06-03-03                   1.24           1,300,000(b)       1,298,522
Delaware Funding
       06-05-03                   1.23             800,000(b)         799,043
Enterprise Funding
       05-19-03                   1.23           1,000,000(b)         999,385
Fairway Finance
       05-21-03                   1.27           1,500,000(b)       1,498,942
Falcon Asset Securitization
       05-22-03                   1.26             900,000(b)         899,339
Fleet Funding
       06-11-03                   1.24           1,000,000(b)         998,588
Galaxy Funding
       06-26-03                   1.24           1,100,000(b)       1,097,878
Greyhawk Funding
       06-10-03                   1.24           1,300,000(b)       1,298,209
Kitty Hawk Funding
       05-29-03                   1.24           1,000,000(b)         999,036
Old Line Funding
       05-14-03                   1.23           2,000,000(b)       1,999,111
Park Avenue Receivables
       05-23-03                   1.26             500,000(b)         499,615
Receivables Capital
       05-27-03                   1.24             700,000(b)         699,373
       05-28-03                   1.24             500,000(b)         499,535
Sigma Finance
       07-14-03                   1.26           1,000,000(b)         997,410
       05-06-04                   1.32             500,000(b,c)       499,975
Sheffield Receivables
       06-17-03                   1.20           1,000,000(b)         998,433
Variable Funding Capital
       05-09-03                   1.25           1,100,000(b)       1,099,694
Windmill Funding
       05-23-03                   1.24           1,000,000(b)         999,242
Total                                                              22,478,198

Automotive & related (4.9%)
Toyota Motor Credit
       05-13-03                   1.23           3,200,000(b)       3,198,688

Banks and savings & loans (26.2%)
Abbey Natl North America
       05-06-03                   1.26           1,700,000          1,699,703
Bank One North America
       04-16-04                   1.28           1,000,000(c)         999,904
Credit Suisse First Boston
       06-23-03                   1.26             800,000            798,516
ING US Funding
       05-16-03                   1.25           1,700,000          1,699,115
Lloyds TSB Bank
       05-06-03                   1.26           1,700,000          1,699,703
Nordea North Finance
       05-30-03                   1.25             800,000            799,194
Northern Rock
       05-15-03                   1.25             800,000(b)         799,611
       06-09-03                   1.23           1,100,000(b)       1,098,534
       07-02-03                   1.23             800,000(b)         798,305
Societe Generale North America
       07-02-03                   1.23           1,100,000          1,097,670
Spintab
       06-18-03                   1.22           1,100,000          1,098,211
Swedbank
       06-10-03                   1.23           1,800,000          1,797,540
UBS Finance (Delaware)
       05-01-03                   1.36           2,300,000          2,300,000
Westpac Capital
       06-02-03                   1.26             500,000            499,440
Total                                                              17,185,446

Broker dealers (3.3%)
Goldman Sachs Group
       11-17-03                   1.31             500,000            496,389
Morgan Stanley
       06-13-03                   1.25           1,700,000          1,697,462
Total                                                               2,193,851

Energy (1.8%)
Chevron UK Investment
       06-02-03                   1.26           1,200,000(b)       1,198,656

Financial services (6.5%)
Southern Co Funding
       05-13-03                   1.26           1,150,000(b)       1,149,517
Verizon Network Funding
       05-28-03                   1.26           2,300,000          2,297,827
       05-29-03                   1.20             800,000            799,253
Total                                                               4,246,597

Multi-industry conglomerates (2.7%)
GE Capital Intl Funding
       05-16-03                   1.25             800,000(b)         799,583
       06-16-03                   1.24           1,000,000(b)         998,416
Total                                                               1,797,999

Total commercial paper
(Cost: $52,299,435)                                               $52,299,435

Total investments in securities
(Cost: $66,099,039)(d)                                            $66,099,039

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
55   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

Money Market Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(c) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2003.

(d) Also represents the cost of securities for federal income tax purposes at April 30, 2003.

--------------------------------------------------------------------------------
56   IDS LIFE SERIES FUND, INC. -- ANNUAL REPORT

PART C.   OTHER INFORMATION

Item 23.  Exhibits

(a)       Articles  of   Incorporation  as  amended  December  20,  1994,  filed
          electronically as Exhibit 1 with Post-Effective Amendment No. 18 to Registration Statement No. 2-97636 are incorporated by reference.

(b)       By-laws  filed   electronically  as  Exhibit  2  with   Post-Effective
          Amendment  No.  15  to   Registration   Statement   No.   2-97636  are
          incorporated by reference.

(c) Stock Certificate filed as Exhibit No. 3 to Registrant's Registration Statement No. 2-97636 is incorporated by reference.

(d)(1) Investment Management and Services Agreement between IDS Life Insurance Company and the Registrant dated December 17, 1985, filed electronically as Exhibit 5(a) with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(2) Addendum to Investment Management and Services Agreement dated April 26, 1999 between IDS Life Series Fund, Inc. and IDS Life Insurance Company, filed electronically as Exhibit (d)(2) with Registrant's Post-Effective Amendment No. 28 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(3) Amendment to Investment Management and Services Agreement between IDS Life Series Fund, Inc. and IDS Life Insurance Company, dated June 3, 2002, filed electronically as Exhibit (d)(3) with Registrant's Post-Effective Amendment No. 28 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(4) Investment Advisory Agreement between IDS Life Insurance Company and IDS/American Express Inc., dated July 11, 1984, filed electronically as Exhibit 5(b) with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(5) Addendum to Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation for IDS Life International Equity Portfolio, dated January 1, 1995, filed electronically as Exhibit 5(c) with Post Effective Amendment No. 20 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(6) Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation, dated Oct. 14, 1998, filed electronically as Exhibit (5)(c) on or about Oct. 30, 1998 by AXP Variable Portfolio Investment Series Inc. Post-Effective Amendment No. 36 to Registration Statement No. 2-73115, is incorporated herein by reference.

(d)(7) Addendum to Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation, dated June 3, 2002 filed electronically as Exhibit (d)(7) with Registrant's Post-Effective Amendment No. 28 to Registration Statement No. 2-97636 is incorporated by reference.

(d)(8) Investment Advisory Agreement between American Express Financial Corporation and American Express Asset Management International Inc., dated June 4, 2003, is filed electronically herewith.

(e)       Underwriting Contracts: Not Applicable.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount equal to 15 percent of their annual salaries, the maximum amount permitted under Section 404 (a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between IDS Trust Company and Registrant dated January 1, 1986, filed electronically as Exhibit 8 with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636 is incorporated by reference.

(g)(2) Custodian Agreement dated May 13, 1999 between American Express Trust Company and The Bank of New York filed electronically as Exhibit g(3) with IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745 filed on or about May 24, 1999 is incorporated by reference.

(g)(3) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(4) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(5) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(h)       Other Material Contracts: None.

(i) Opinion and consent of counsel as to the legality of the securities being registered, is filed electronically herewith.

(j)       Independent Auditors' Consent is filed electronically herewith.

(k)       Omitted Financial Statements: None.

(l)       Initial Capital Agreements: None.

(m)       Rule 12b-1 Plan: None.

(n)       Financial Data Schedule: Not applicable.

(o)       Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically as Exhibit 16(a) to IDS Life Variable Annuity Fund A Post-Effective Amendment No. 67 to Registration Statement No. 2-29081, filed on or about April 30, 2002 is incorporated herein by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated July 2002, filed electronically as Exhibit (p)(2) to AXP Progressive Series, Inc. Post-Effective Amendment No. 72 to Registration Statement No. 2-30059 is incorporated by reference.

(q)(1) Power of Attorney dated June 27, 2001 filed electronically as Exhibit (o) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 2-97636, is incorporated by reference.

(q)(2)    Power of Attorney dated June 24, 2002 filed electronically as Exhibit
          (o)(2) to Registrant's Post-Effective Amendment No. 28 to Registration Statement No. 2-97636, is incorporated by reference.

(q)(3)    Power of Attorney dated April 16, 2003 filed electronically as Exhibit
          (q)(3) to Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 2-97636, is incorporated by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

                  Not Applicable.

Item 25.  Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Advisor (IDS Life Insurance Company).

Directors and officers of IDS Life Insurance Company who are directors and/or officers of one or more other companies:

------------------------------- ---------------------------- ---------------------------- ----------------------------
Name and Title                  Other company(s)             Address*                     Title within other company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director and Vice President -
Director and Executive          Assurance Company            P.O. Box 5555                Annuities
Vice President - Annuities                                   Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Director, Chairman of the Board
                                Insurance Company            Minneapolis, MN  55474       and Executive Vice President -
                                                                                          Annuities

                                American Express Financial                                Vice President - Annuities
                                Advisors Inc.

                                American Express Financial                                Vice President - General Manager
                                Corporation                                               Annuities

                                American Partners Life       1751 AXP Financial Center    Director, President
                                Insurance Company            Minneapolis, MN  55474       and Chief Executive Officer

                                IDS Life Insurance Company   P.O. Box 5144                Director and Vice President -
                                of New York                  Albany, NY  12205            Annuities

                                IDS Life Series Fund, Inc.                                Director and Chairman of the Board

                                IDS Life Variable Annuity                                 Manager and Chairman of the Board
                                Funds A & B
------------------------------- ---------------------------- ---------------------------- ----------------------------
Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director, President and Chief
Director and President          Assurance Company            P.O. Box 5555                Executive Officer
                                                             Albany, NY  12205-0555

                                American Express Financial                                Vice President -
                                Advisors Inc.                                             Insurance Products

                                American Express Financial                                Vice President -
                                Corporation                                               Insurance Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Maryland Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Chairman of the Board
                                Insurance Company

                                IDS Insurance Agency of                                   Director, President and Chief
                                Arkansas Inc.                                             Executive Officer

                                IDS Insurance Agency of                                   Director, President and Chief
                                Ohio Inc.                                                 Executive Officer

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.                                Director

                                IDS Life Variable Annuity                                 Manager, President and Chief
                                Funds A & B                                               Executive Officer

                                IDS REO 1, LLC                                            Director and President

                                IDS REO 2, LLC                                            President
------------------------------- ---------------------------- ---------------------------- ----------------------------
Walter S. Berman                American Centurion Life                                   Interim Treasurer
Interim Treasurer               Assurance Company

                                American Enterprise Life                                  Interim Treasurer
                                Insurance Company

                                American Partners Life                                    Interim Treasurer
                                Insurance Company

                                IDS Life Insurance Company                                Interim Treasurer
                                of New York
------------------------------- ---------------------------- ---------------------------- ----------------------------
Brenda H. Fraser                American Express Financial                                Executive Vice President -
Director, Chairman of the       Corporation                                               AEFA Products and Corporate
Board and Chief Executive                                                                 Marketing
Officer
                                American Express Financial                                Executive Vice President -
                                Advisors Inc.                                             AEFA Products and Corporate
                                                                                          Marketing

                                American Express Trust                                    Vice President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------
Lorraine R. Hart                AMEX Assurance Company                                    Vice President - Investments
Vice President - Investments
                                American Centurion Life      20 Madison Ave. Extension    Vice President - Investments
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President - Investments
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express                                          Director, President and
                                Corporation                                               Chief Executive Officer

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Investments

                                American Express Financial                                Vice President - Insurance
                                Corporation                                               Investments

                                American Express                                          Vice President - Investments
                                International Deposit
                                Company

                                American Partners Life       1751 AXP Financial Center    Director and Vice
                                Insurance Company            Minneapolis, MN  55474       President  - Investments

                                American Express                                          Vice President -
                                Certificate Company                                       Investments

                                IDS Life Series Fund, Inc.                                Vice President -
                                                                                          Investments

                                IDS Life Variable Annuity                                 Vice President -
                                Funds A and B                                             Investments

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President - Investments
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President -
                                Insurance Company            DePere, WI 54115             Investment Officer

                                IDS REO 1, LLC                                            Vice President

                                IDS REO 2, LLC                                            Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Eric L. Marhoun                 American Centurion Life      20 Madison Ave. Extension    Director, General Counsel
Vice President, Assistant       Assurance Company            P.O. Box 5555                and Secretary
General Counsel and Assistant                                Albany, NY  12205-0555
Secretary
                                American Enterprise Life     829 AXP Financial Center     Vice President, Group
                                Insurance Company            Minneapolis, MN  55474       Counsel and Assistant
                                                                                          Secretary

                                American Partners Life       1751 AXP Financial Center    Director, Vice President, Group
                                Insurance Company            Minneapolis, MN  55474       Counsel and Assistant
                                                                                          Secretary

                                AMEX Assurance Company                                    Director

                                IDS Life Insurance Company   P.O. Box 5144                Director, General Counsel and
                                of New York                  Albany, NY 12205             Secretary

                                IDS Property Casualty                                     Director
                                Insurance Company
------------------------------- ---------------------------- ---------------------------- ----------------------------
Timothy S. Meehan               American Enterprise                                       Secretary
Secretary                       Investment Services Inc.

                                American Enterprise                                       Secretary
                                REO 1, LLC

                                American Express Asset                                    Secretary
                                Management Group Inc.

                                American Express Asset                                    Secretary
                                Management International Inc.

                                American Express Client                                   Secretary
                                Service Corporation

                                American Express Financial                                Secretary
                                Advisors Japan Inc.

                                American Express Financial                                Secretary
                                Advisors Inc.

                                American Express Financial                                Secretary
                                Corporation

                                American Express Insurance                                Director, Vice President
                                Agency of Alabama Inc.                                    and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Arizona Inc.                                    and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Idaho Inc.                                      and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Maryland Inc.                                   and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Massachusetts Inc.                              and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Nevada Inc.                                     and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of New Mexico Inc.                                 and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Oklahoma Inc.                                   and Secretary

                                American Express Insurance                                Director, Vice President
                                Agency of Wyoming Inc.                                    and Secretary

                                American Express Personal                                 Secretary
                                Trust Services, FSB

                                American Express Property                                 Secretary
                                Casualty Insurance Agency

                                American Express Property                                 Director, Vice President
                                Casualty Insurance Agency                                 and Secretary
                                of Kentucky Inc.

                                American Express Property                                 Director, Vice President
                                Casualty Insurance Agency                                 and Secretary
                                of Maryland Inc.

                                American Express Property                                 Director, Vice President
                                Casualty Insurance Agency                                 and Secretary
                                of Pennsylvania Inc.

                                American Express Service                                  Secretary
                                Corporation

                                AMEX Assurance Company                                    Secretary

                                IDS Cable Corporation                                     Secretary

                                IDS Cable II Corporation                                  Secretary

                                IDS Capital Holdings Inc.                                 Secretary

                                IDS Insurance Agency of                                   Director, Vice President
                                Arkansas Inc.                                             and Secretary

                                IDS Insurance Agency of                                   Director, Vice President
                                Ohio Inc.                                                 and Secretary

                                IDS Management Corporation                                Secretary

                                IDS Partnership Services                                  Secretary
                                Corporation

                                IDS Property Casualty                                     Secretary
                                Insurance Company

                                IDS Realty Corporation                                    Secretary

                                IDS REO 1, LLC                                            Secretary

                                IDS REO 2, LLC                                            Secretary

                                Investors Syndicate                                       Secretary
                                Development Corporation
------------------------------- ---------------------------- ---------------------------- ----------------------------
Jeryl A. Millner                American Express Financial                                Vice President - LFO, Insurance
Vice President and Controller   Advisors Inc.                                             Annuities and Certificates

                                American Express Financial                                Vice President - LFO, Insurance
                                Corporation                                               Annuities and Certificates

                                American Centurion Life                                   Vice President and Controller
                                Assurance Company

                                American Enterprise Life                                  Vice President and Controller
                                Insurance Company

                                American Partners Life                                    Vice President and Controller
                                Insurance Company

                                IDS Life Insurance Company                                Vice President and Controller
                                of New York

                                IDS Life Series Fund, Inc.                                Vice President and Controller

                                IDS Life Variable Annuity                                 Vice President and Controller
                                Funds A & B
------------------------------- ---------------------------- ---------------------------- ----------------------------

Mary Ellyn Minenko              American Enterprise Life     829 AXP Financial Center     Vice President, Group
Vice President, Assistant       Insurance Company            Minneapolis, MN  55474       Counsel and Assistant
General Counsel and Assistant                                                             Secretary
Secretary
                                American Centurion Life                                   Counsel and Assistant Secretary
                                Assurance Company

                                American Partners Life       1751 AXP Financial Center    Vice President, Group
                                Insurance Company            Minneapolis, MN  55474       Counsel and Assistant
                                                                                          Secretary

                                IDS Life Insurance Company                                Assistant General Counsel
                                of New York                                               and Assistant Secretary

                                IDS Life Series Fund, Inc.                                General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Variable Annuity                                 General Counsel and
                                Funds A & B                                               Assistant Secretary
------------------------------- ---------------------------- ---------------------------- ----------------------------
Barry J. Murphy                 American Express Client                                   Director, Chairman, President
Director                        Service Corporation                                       and Chief Executive Officer

                                American Express Financial                                Executive Vice President -
                                Advisors Inc.                                             U.S. Retail Group

                                American Express Financial                                Executive Vice President -
                                Corporation                                               U.S. Retail Group
------------------------------- ---------------------------- ---------------------------- ----------------------------
Teresa J. Rasmussen             American Centurion Life                                   Counsel and Secretary
Vice President and General      Assurance Company
Counsel
                                American Express                                          Director, Vice President
                                Corporation                                               and Secretary

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Assistant General Counsel

                                American Express Financial                                Vice President and
                                Corporation                                               Assistant General Counsel

                                American Express Partners                                 Director, Vice President,
                                Life Insurance Company                                    General Counsel and Secretary

                                American Enterprise Life     829 AXP Financial Center     Director
                                Insurance Company            Minneapolis, MN  55474

                                IDS Life Insurance Company   P.O. Box 5144                Assistant General Counsel
                                of New York                  Albany, NY 12205             and Assistant Secretary
------------------------------- ---------------------------- ---------------------------- ----------------------------
Stephen W. Roszell              American Express                                          Senior Vice President -
Director                        Financial Corporation                                     Institutional Group

                                Advisory Capital Income                                   Director
                                LLC

                                Advisory Capital Partners                                 Director
                                LLC

                                Advisory Capital                                          Director
                                Strategies Group Inc.

                                Advisory Select LLC                                       Director

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director and Executive Vice
                                Management International,                                 President
                                Inc.

                                American Express Asset                                    Director
                                Management International,
                                (Japan) Ltd.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Institutional

                                American Express Financial                                Director
                                Advisors Japan Inc.

                                American Express Trust                                    Director
                                Company

                                Northwinds Marketing                                      Director
                                Group LLC
------------------------------- ---------------------------- ---------------------------- ----------------------------
Bridget Sperl                   American Enterprise                                       Director, President and
Executive Vice President -      Investment Services Inc.                                  Chief Executive Officer
Client Service
                                American Express Client                                   Director and Senior
                                Service Corporation                                       Vice President

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Client Service

                                American Express Financial                                Senior Vice President -
                                Corporation                                               Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company
------------------------------- ---------------------------- ---------------------------- ----------------------------

John T. Sweeney                 American Express Financial                                Vice President - Lead
Director and Executive          Advisors Inc.                                             Financial Officer, Products
Vice President - Finance
                                American Express Financial                                Vice President - Lead
                                Corporation                                               Financial Officer, Products

                                AMEX Assurance Company                                    Director

                                IDS Cable Corporation                                     Director

                                IDS Cable II Corporation                                  Director

                                IDS Partnership Services                                  Director
                                Corporation

                                IDS Property Casualty                                     Director
                                Insurance Company

                                IDS Realty Corporation                                    Director
------------------------------- ---------------------------- ---------------------------- ----------------------------
Beth E. Weimer                  American Express                                          Vice President - Chief
Chief Compliance Officer        Financial Advisors Inc.                                   Compliance Officer

                                American Enterprise                                       Chief Compliance Officer
                                Investment Services Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management Group Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management International
                                Inc.

                                American Express Service                                  Chief Compliance Officer
                                Corporation

                                IDS Insurance Agency of                                   Chief Compliance Officer
                                Arkansas Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------


* Unless otherwise noted, address is 70100 AXP Financial Center, Minneapolis, MN 55474.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Item 27.      Principal Underwriters

              The Fund has no principal underwriter.

Item 28.      Location of Accounts and Records

              American Express Financial Corporation
              70100 AXP Financial Center
              Minneapolis, MN  55474

Item 29.      Management Services

              Not Applicable.

Item 30.      Undertakings

              Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Life Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Minneapolis and State of Minnesota on the 25th day of June, 2003.


IDS LIFE SERIES FUND, INC.


By  /s/  Timothy V. Bechtold**
    ------------------------------
         Timothy V. Bechtold, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of June, 2003.

Signature                                            Capacity

/s/      Gumer C. Alvero**                      Chairman of the Board
----------------------------------              of Directors
         Gumer C. Alvero

/s/      Timothy V. Bechtold**                  Director, President and
----------------------------------              Chief Executive Officer
         Timothy V. Bechtold                    (Chief Executive Officer)

/s/      Rodney P. Burwell*                     Director
----------------------------------
         Rodney P. Burwell

/s/      Jeffrey P. Fox***                      Chief Financial Officer
----------------------------------              (Principal Financial Officer)
         Jeffrey P. Fox                         (Principal Accounting Officer)

/s/      Jean B. Keffeler*                      Director
----------------------------------
         Jean B. Keffeler

/s/      Thomas R. McBurney*                    Director
----------------------------------
         Thomas R. McBurney


  * Signed   pursuant  to  Power  of  Attorney  dated  June  27,  2001,   filed
    electronically as Exhibit (o) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 2-97636, is incorporated by reference.

 ** Signed pursuant to Power of Attorney dated June 24, 2002, filed electronically as Exhibit (o)(2) to Registrant's Post-Effective Amendment No. 28 to Registration Statement No. 2-97636, is incorporated by reference.

*** Signed pursuant to Power of Attorney dated April 16, 2003, filed electronically as Exhibit (q)(3) to Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 2-97636, is incorporated by reference, by:




/s/ Mary Ellyn Minenko
----------------------------------
    Mary Ellyn Minenko

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 31 TO REGISTRATION STATEMENT NO. 2-97636

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.
         Financial Statements.

Part C.

         Other Information.

The signatures.

         Exhibits.